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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

BALL CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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	(1)	Amount Previously Paid:
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BALL CORPORATION
10 Longs Peak Drive, Broomfield, Colorado 80021-2510

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD WEDNESDAY, APRIL 24, 2013

        The Annual Meeting of Shareholders of Ball Corporation will be held at the Corporation's offices, 10 Longs Peak Drive, Broomfield, Colorado 80021-2510, on Wednesday, April 24, 2013, at 8:00 A.M. (MDT) for the following purposes:

  1.
  To elect three directors for three-year terms expiring at the Annual Meeting of Shareholders to be held in 2016;

  2.
  To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Corporation for 2013;

  3.
  To approve the 2013 Stock and Cash Incentive Plan;

  4.
  To approve, by non-binding advisory vote, the compensation of the named executive officers ("NEOs") as disclosed in the following Proxy Statement;

  5.
  To consider a shareholder proposal, if properly presented, to provide that director nominees shall be elected by majority vote; and

  6.
  To consider any other business as may properly come before the meeting, although it is anticipated that no business will be conducted other than the matters listed above.

        Only holders of common stock of record at the close of business on March 1, 2013, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. A Proxy Statement containing important information about the meeting and the matters being voted upon appears on the following pages.

        Your vote is important.    You are urged to read the accompanying proxy materials carefully and in their entirety and submit your proxy as soon as possible so that your shares can be voted at the meeting in accordance with your instructions. You have a choice of submitting your proxy by Internet or by telephone, or, if you request a paper copy of the materials, by mail.

By Order of the Board of Directors,
Charles E. Baker Corporate Secretary

March 12, 2013
Broomfield, Colorado

Important Notice Regarding the Availability of Proxy Materials for the
Ball Corporation Annual Shareholder Meeting to be Held on Wednesday, April 24, 2013

The Proxy Statement, Form 10-K and Annual Report of Ball Corporation are Available at
http://materials.proxyvote.com

PLEASE NOTE: The 2013 Annual Meeting of Shareholders will be held to tabulate the votes cast and to report the results of voting on the items described above. No management presentations or other business matters are planned for the meeting.

Ball and are trademarks of Ball Corporation, Reg. U.S. Pat. & Tm. Office

BALL CORPORATION
10 Longs Peak Drive, Broomfield, Colorado 80021-2510

PROXY STATEMENT
March 12, 2013

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD WEDNESDAY, APRIL 24, 2013

Important Notice Regarding the Availability of Proxy Materials for the Annual
Shareholder Meeting to be Held on Wednesday, April 24, 2013

The Proxy Statement, Form 10-K and Annual Report are Available at
http://materials.proxyvote.com

To Shareholders of Ball Corporation:

        This Proxy Statement and the accompanying proxy are furnished to shareholders in connection with the solicitation by the Board of Directors of Ball Corporation (the "Corporation" or "Ball") of proxies to be voted at the Annual Meeting of Shareholders (the "Annual Meeting") to be held April 24, 2013, for the purposes stated in the accompanying notice of the meeting. We are first furnishing and making available to shareholders the proxy materials on March 12, 2013.

        Please submit your proxy as soon as possible so that your shares can be voted at the meeting. All properly completed proxies submitted by telephone or Internet, and all properly executed written proxies returned by shareholders who request paper copies of the proxy materials, that are delivered pursuant to this solicitation, will be voted at the meeting in accordance with the directions given in the proxy, unless the proxy is revoked prior to completion of voting at the meeting. Only holders of record of shares of the Corporation's common stock as of the close of business on March 1, 2013, the record date for the Annual Meeting, are entitled to notice of and to vote at the meeting, or at any adjournments or postponements of the meeting.

        Any Ball Corporation shareholder of record as of March 1, 2013, the record date, desiring to submit a proxy by telephone or via the Internet will be required to enter the unique voter control number imprinted on the Ball Corporation proxy, and therefore should have the proxy for reference when initiating the process.

  •
  To submit your proxy by telephone, call 1-800-690-6903 on a touch-tone telephone and follow the menu instructions provided. There is no charge for this call.

  •
  To submit your proxy over the Internet, log on to the Web site www.proxyvote.com and follow the instructions provided.

Similar instructions are included on the enclosed proxy.

        A shareholder of record of the Corporation may revoke a proxy in writing at any time prior to the meeting by sending written notice of revocation to the Corporate Secretary; by voting again by telephone; by voting via the Internet; by voting in writing if you requested your materials in paper copy; or by voting in person at the meeting.

 ABOUT THE ANNUAL MEETING

        Why am I receiving the Proxy Statement?    You are receiving the Proxy Statement because you owned shares of Ball Corporation common stock on March 1, 2013, the record date, and that entitles you to vote at the Annual Meeting. The Corporation's Board of Directors ("Board") is soliciting your proxy to vote at the scheduled 2013 Annual Meeting or at any later meeting should the scheduled Annual Meeting be adjourned or postponed for any reason. Your proxy will authorize specified people (proxies) to vote on your behalf at the Annual Meeting in accordance with your written instructions. By use of a proxy, you can vote, whether or not you attend the meeting.

        What will I be voting on?    You will be voting on (1) the election of three director nominees named in this Proxy Statement for terms expiring in April 2016; (2) the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for 2013; (3) the approval of the 2013 Stock and Cash Incentive Plan; (4) an advisory vote to approve named executive officer compensation; and (5) a shareholder proposal, if properly presented, to provide that director nominees shall be elected by majority vote.

        What are the Board of Directors' recommendations?    The Board recommends a vote (1) FOR the election of the three director nominees named in this Proxy Statement; (2) FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Corporation's independent registered public accounting firm for 2013; (3) FOR the approval of the 2013 Stock and Cash Incentive Plan; (4) FOR the advisory vote on the compensation of the named executive officers; and (5) AGAINST the shareholder proposal to provide that director nominees shall be elected by majority vote.

        Could other matters be decided at the Annual Meeting?    We do not know of any other matters that will be raised at the Annual Meeting. The Chairman will allow presentation of a proposal or a nomination for the Board from the floor at the Annual Meeting only if the proposal or nomination was properly submitted. The proxies will have discretionary authority, to the extent permitted by law, to vote for or against other matters that may properly come before the Annual Meeting as those persons deem advisable.

        How many votes can be cast by all shareholders?    Each share of Ball Corporation common stock (other than 688 shares of common stock that have been granted as restricted stock without voting rights) is entitled to one vote on each of the three directors to be elected and one vote on each other matter that is properly presented at the Annual Meeting.

        How do I vote my shares if I am a record holder?    If you are a record holder of shares, that is the shares are registered in your name and not the name of your broker or other nominee, you are urged to submit your proxy as soon as possible, so that your shares can be voted at the meeting in accordance with your instructions. You may submit your proxy by telephone or via the Internet as instructed on the first page of the Proxy Statement and on your proxy, or you can complete, sign, date and mail your proxy card if you request a paper copy of the proxy materials. You may also vote by attending the Annual Meeting, or sending a personal representative to the Annual Meeting with an appropriate proxy, in order to vote. Unless you or a personal representative plan to be in attendance and vote at the meeting, your vote must be received no later than 11:59 P.M. (EDT) on Tuesday, April 23, 2013.

        How do I vote my shares if I hold my shares under the Employee Stock Purchase Plan ("ESPP") or the 401(k) Plan?    Participants may vote their shares in the manner set forth above, however, shares held through the Plans must be voted by 11:59 P.M. (EDT) on Sunday, April 21, 2013. Any unvoted shares will be voted by the Trustee of the 401(k) Plan and by the Administrator of the ESPP in accordance with the Plans and the Board of Directors' recommendations.

        How do I vote my shares if I hold my shares in "street name" through a bank or broker?    If you hold your shares as a beneficial owner through a bank, broker or other nominee, you must provide voting instructions to your bank, broker or other nominee by the deadline provided in the materials you receive from your bank, broker or other nominee to ensure your shares are voted in the way you would like at the meeting. Your bank, broker or other nominee will send you specific instructions in this regard to vote your shares. If you do not provide instructions to your bank, broker or other nominee, whether your shares are voted depends on the type of item being considered for a vote. For example, under applicable stock exchange rules, brokers are permitted to vote on "discretionary" items if the voting instructions from the beneficial owners of the shares are not provided in a timely manner. The brokers are not permitted to vote on "nondiscretionary" items. The proposal to approve the appointment of independent auditors is considered a "discretionary" item. This means that brokerage firms may vote in their discretion on this matter on behalf of clients who have not furnished voting instructions at least 10 days before the date of the meeting. In contrast, the other items to be voted on at the Annual Meeting are "nondiscretionary" items. This means brokerage firms that have not received voting instructions from their clients on these items may not vote on them. These so-called "broker nonvotes" will be included in the calculation of the number of votes considered to be present at the meeting for purposes of determining a quorum, but will not be considered in determining the number of votes necessary for approval and will have no effect on the outcome of the votes for such items.

        Can I revoke my proxy or change my vote?    Shareholders of record may revoke their proxies or change their votes in writing at any time prior to the meeting by sending written notice of revocation to the Corporate Secretary; by voting again by telephone or via the Internet; by voting in writing if they requested their materials in paper copy; or by voting in person at the meeting. Attendance in and of itself at the Annual Meeting will not revoke a proxy. For shares you hold beneficially but not of record, you may change your vote by submitting new voting instructions to your broker or nominee or, if you have obtained a valid proxy from your broker or nominee giving you the right to vote your shares, by attending the meeting and voting in person.

VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

        At the close of business on March 1, 2013, there were outstanding 148,884,161 shares of common stock (together with the associated preferred stock purchase rights under the Rights Agreement dated as of July 26, 2006, between the Corporation and Computershare Investor Services, LLC, as amended). Other than 688 shares of common stock granted as restricted stock without voting rights, each of the shares of common stock is entitled to one vote. Shareholders do not have cumulative voting rights with respect to the election of directors.

        Based on Schedule 13G filings with the Securities and Exchange Commission ("SEC"), the following table indicates the beneficial owners of more than 5% of the Corporation's outstanding common stock as of December 31, 2012:

Name and Address of Beneficial Owner	Shares Beneficially Owned		Percent of Class
Vanguard Fiduciary Trust Company 500 Admiral Nelson Boulevard Malvern, Pennsylvania 19355	9,694,716	(1)	6.30
The Vanguard Group 100 Vanguard Boulevard Malvern, Pennsylvania 19355	9,475,069	(2)	6.15
FMR LLC Edward C. Johnson 3d 82 Devonshire Street Boston, Massachusetts 02109	8,662,620	(3)	5.63
BlackRock Inc. 40 East 52nd Street New York, New York 10022	7,846,155	(4)	5.10

(1)
The shares are held with shared voting and dispositive power.

(2)
272,353 shares with sole voting power and 259,453 shares with shared dispositive power and 9,215,616 shares held with sole dispositive power.

(3)
1,611,258 shares with sole voting power and 8,662,620 with sole dispositive power.

Fidelity Management & Research Company ("Fidelity"), 82 Devonshire Street, Boston, Massachusetts 02109, a wholly-owned subsidiary of FMR LLC and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 7,042,786 shares or 4.578% of the Common Stock outstanding of Ball Corporation ("the Company") as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940.

Edward C. Johnson 3d and FMR LLC, through its control of Fidelity, and the funds each has sole power to dispose of the 7,042,786 shares owned by the Funds.

  Members of the family of Edward C. Johnson 3d, Chairman of FMR LLC, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC.

  Neither FMR LLC nor Edward C. Johnson 3d, Chairman of FMR LLC, has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the Funds' Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Funds' Boards of Trustees.

  Fidelity Management Trust Company, 82 Devonshire Street, Boston, Massachusetts 02109, a wholly-owned subsidiary of FMR LLC and a bank as defined in Section 3(a) (6) of the Securities Exchange Act of 1934, is the beneficial owner of 48,062 shares or 0.031% of the Common Stock outstanding of the Company as a result of its serving as investment manager of the institutional account(s).

  Edward C. Johnson 3d and FMR LLC, through its control of Fidelity Management Trust Company, each has sole dispositive power over 48,062 shares and sole power to vote or to direct the voting of 48,062 shares of Common Stock owned by the institutional account(s) as reported above.

  Strategic Advisers, Inc., 82 Devonshire Street, Boston, MA 02109, a wholly-owned subsidiary of FMR LLC and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, provides investment advisory services to individuals. As such, FMR LLC's beneficial ownership includes 4,812 shares, or 0.003%, of the Common Stock outstanding of Ball Corporation, beneficially owned through Strategic Advisers, Inc.

  Pyramis Global Advisors, LLC ("PGALLC"), 900 Salem Street, Smithfield, Rhode Island, 02917, an indirect wholly-owned subsidiary of FMR LLC and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 1,241,640 shares or 0.807% of the outstanding Common Stock of Ball Corporation as a result of its serving as investment adviser to institutional accounts, non-U.S. mutual funds, or investment companies registered under Section 8 of the Investment Company Act of 1940 owning such shares.

  Edward C. Johnson 3d and FMR LLC, through its control of PGALLC, each has sole dispositive power over 1,241,640 shares and sole power to vote or to direct the voting of 1,237,320 shares of Common Stock owned by the institutional accounts or funds advised by PGALLC as reported above.

  Pyramis Global Advisors Trust Company ("PGATC"), 900 Salem Street, Smithfield, Rhode Island, 02917, an indirect wholly-owned subsidiary of FMR LLC and a bank as defined in Section 3(a) (6) of the Securities Exchange Act of 1934, is the beneficial owner of 315,840 shares or 0.205% of the outstanding Common Stock of the Ball Corporation as a result of its serving as investment manager of institutional accounts owning such shares.

  Edward C. Johnson 3d and FMR LLC, through its control of Pyramis Global Advisors Trust Company, each has sole dispositive power over 315,840 shares and sole power to vote or to direct the voting of 311,400 shares of Common Stock owned by the institutional accounts managed by PGATC as reported above.

  FIL Limited ("FIL"), Pembroke Hall, 42 Crow Lane, Hamilton, Bermuda, and various foreign-based subsidiaries provide investment advisory and management services to a number of non-U.S. investment companies and certain institutional investors. FIL, which is a qualified institution under section 240.13d-l(b) (1) (ii), is the beneficial owner of 9,480 shares or 0.006% of the Common Stock outstanding of the Company.

  Partnerships controlled predominantly by members of the family of Edward C. Johnson 3d, Chairman of FMR LLC and FIL, or trusts for their benefit, own shares of FIL voting stock. While the percentage of total voting power represented by these shares may fluctuate as a result of changes in the total number of shares of FIL voting stock outstanding from time to time, it normally represents more than 25% and less than 50% of the total votes which may be cast by all holders of FIL voting stock. FMR LLC and FIL are separate and independent corporate entities, and their Boards of Directors are generally composed of different individuals.

  FMR LLC and FIL are of the view that they are not acting as a "group" for purposes of Section 13(d) under the Securities Exchange Act of 1934 (the "1934" Act) and that they are not otherwise required to attribute to each other the "beneficial ownership" of securities "beneficially owned" by the other corporation within the meaning of Rule 13d-3 promulgated under the 1934 Act. Therefore, they are of the view that the shares held by the other corporation need not be aggregated for purposes of Section 13(d). However, FMR LLC is making its filing on Form 13G on a voluntary basis as if all of the shares are beneficially owned by FMR LLC and FIL on a joint basis.

(4)
7,846,155 shares are held with sole voting and sole dispositive power.

 BENEFICIAL OWNERSHIP

        The following table lists the beneficial ownership of common stock of the Corporation of our director nominees, continuing directors, all individuals who served as either our Chief Executive Officer ("CEO") or our Chief Financial Officer ("CFO") during the last fiscal year, the three other most highly compensated executive officers of the Corporation and, as a group, all of such persons and our other executive officers as of the close of business on March 1, 2013.

					Included in Shares Beneficially Owned	Excluded from Shares Beneficially Owned
Title of Class	Name of Beneficial Owner	Shares Beneficially Owned(1)		Percent of Class(2)	Number of Shares Which Become Available or Subject to Options Exercisable or Which Become Exercisable Within 60 Days of March 1, 2013(3)	Deferred Share or Stock Unit Equivalent(4)	Restricted Stock Shares or Units(5)

Common	Robert W. Alspaugh	—		*	—	18,893	24,119
Common	Charles E. Baker	242,983	(6)	*	200,050	35,323	28,050
Common	Shawn M. Barker	47,671		*	31,176	17,520	25,100
Common	Hanno C. Fiedler	116,730		*	—	—	22,807
Common	John A. Hayes	788,515	(7)	*	635,230	211,115	174,230
Common	R. David Hoover	2,115,488	(8)	1.4	1,605,088	452,149	5,783
Common	John F. Lehman	159,030		*	—	55,481	22,119
Common	Scott C. Morrison	286,338		*	174,948	107,184	59,300
Common	Georgia R. Nelson	6,000		*	—	26,374	22,119
Common	Jan Nicholson	294,420		*	—	26,481	22,119
Common	Raymond J. Seabrook	200,755	(9)	*	112,250	59,494	46,000
Common	George M. Smart	34,442		*	—	12,855	22,119
Common	Theodore M. Solso	75,526		*	—	51,469	22,119
Common	Stuart A. Taylor II	80,678		*	—	51,370	22,119
Common	Erik H. van der Kaay	51,266		*	—	42,805	22,119
Common	All of the above and present executive officers as a group (20)	5,040,881	(10)	3.4	3,100,316	1,300,116	640,584

(1)
Full voting and dispositive investment power; unless otherwise noted.

(2)
* Indicates less than 1% ownership.

(3)
Includes RSUs that may vest or options that may vest or be acquired upon exercise during the next 60 days.

(4)
These deferred shares or stock units are equivalent to an equal number of shares of common stock that have been deferred to the Ball Corporation Deferred Compensation Company Stock Plans, with no voting rights or dispositive investment power with respect to the underlying common stock prior to its issuance.

(5)
These Restricted Stock Shares or RSUs have no voting rights or dispositive investment power.

(6)
Includes 1,040 shares owned by Mr. Baker's children, as to which he disclaims beneficial ownership.

(7)
Includes 68,200 shares held in trust for Mr. Hayes' spouse, as to which he disclaims beneficial ownership.

(8)
Includes 287,813 shares held in trust for Mr. Hoover's spouse, as to which he disclaims beneficial ownership.

(9)
Includes 2,567 shares owned by Mr. Seabrook's child, as to which he disclaims beneficial ownership.

(10)
Includes 595,226 shares to which beneficial ownership is disclaimed. In addition, 13,206 shares have been pledged as security.

 VOTING ITEM 1—ELECTION OF DIRECTORS

        Pursuant to our Amended Articles of Incorporation and the Indiana Business Corporation Law, our Board of Directors ("Board") is divided into three classes, as nearly equal in number as possible, with directors serving staggered three-year terms. Amendments to the Indiana Business Corporation Law in 2009 made this classified Board structure statutorily required for Ball Corporation, effective from and after July 31, 2009. On April 24, 2013, three persons are to be elected to serve as directors until the 2016 Annual Meeting of Shareholders. Unless otherwise instructed on the accompanying proxy, the persons named in the proxy intend to vote for nominees Hanno C. Fiedler, John F. Lehman and Georgia R. Nelson to hold office as directors of the Corporation until the 2016 Annual Meeting of Shareholders (Class I), or, in each case, until his or her respective successor is elected and qualified. All nominees have consented to be named as candidates in the Proxy Statement and have agreed to serve if elected. If, for any reason, any of the nominees becomes unavailable for election, the shares represented by proxies will be voted for any substitute nominee or nominees designated by the Board. The Board has no reason to believe that any of the nominees will be unable to serve.

        Erik H. van der Kaay, who has served as a director since 2004, has reached the retirement age for directors and, therefore, will not stand for reelection at the 2013 Annual Meeting. The Corporation wishes to express its appreciation to Mr. van der Kaay for his significant contributions to the Corporation and its shareholders during his tenure as a director.

        In accordance with the Indiana Business Corporation Law, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. If more "withhold" than "for" votes are received, our Bylaws require the director to resign and our Nominating/Corporate Governance Committee must make a recommendation to the Board to consider whether to accept the resignation. The relevant Bylaw provisions are set out in Exhibit A to this Proxy Statement. Abstentions and broker nonvotes are considered neither votes "for" nor "against." Proxies may not be voted for a greater number of persons than the three named nominees.

        Set forth for each director nominee in Class I and for each continuing director in Classes II and III is the director's principal occupation and employment during the past five years or, if longer, the period during which the director has served as a director, and certain other information, including his or her public company directorships during the past five years.

 DIRECTOR NOMINEES AND CONTINUING DIRECTORS

To Be Elected for a Term of Three Years Until the 2016 Annual Meeting (Class I)
Hanno C. Fiedler
Executive Vice President, Ball Corporation, and Chairman and Chief Executive Officer, Ball Packaging Europe, December 2002 to December 2005; Chairman and Chief Executive Officer, Schmalbach-Lubeca AG, 1996 to 2002. Age 67.
Director since 2002. Member, Audit and Nominating/Corporate Governance Committees.

Mr. Fiedler serves on the Supervisory Board of manroland AG, Offenbach, Germany. In the past five years, Mr. Fiedler has served on the Supervisory Boards of Pfleiderer AG, Neumarkt, Germany; Langmatz GmbH (now Langmatz AG), Garmisch-Partenkirchen, Germany; Thyssenkrupp Steel AG, Duisburg, Germany; HowaldtswerkeDeutsche Werft AG, Kiel, Germany; and Pfleiderer Unternehmensverwaltung GmbH, Neumarkt, Germany.

John F. Lehman	Chairman, J.F. Lehman & Company, New York, New York, since 1990. Age 70.	Director since 1987. Member, Finance and Nominating/Corporate Governance Committees. Mr. Lehman is a director of EnerSys, Reading, Pennsylvania, and Verisk Analytics, Inc., Jersey City, New Jersey.
Georgia R. Nelson
President and Chief Executive Officer, PTI Resources, LLC, Chicago, Illinois, since June 2005; President, Midwest Generation EME LLC, Chicago, Illinois, April 1999 to June 2005; General Manager, Edison Mission Energy Americas, Irvine, California, January 2002 to June 2005. Age 63.
Director since 2006. Member, Human Resources and Nominating/Corporate Governance Committees.

Ms. Nelson is a director of Cummins Inc., Columbus, Indiana. In the past five years, Ms. Nelson has served on the board of Tower Automotive, Inc., Novi, Michigan, and Nicor Inc., Naperville, Illinois.

The Board of Directors recommends that shareholders vote "FOR" the election of each nominee for Director named above.

To Continue in Office Until the 2014 Annual Meeting (Class II)
John A. Hayes
	President and Chief Executive Officer, Ball Corporation, since January 2011; President and Chief Operating Officer, January 2010 to January 2011; Executive Vice President and Chief Operating Officer 2008 to 2010; President, Ball Packaging Europe and Senior Vice President, Ball Corporation 2007 to 2008; Executive Vice President, Ball Packaging Europe and Vice President, Ball Corporation 2005 to 2006; Vice President, Corporate Strategy, Marketing and Development 2003 to 2005; Vice President, Corporate Planning and Development 2000 to 2003; Senior Director, Corporate Planning and Development 1999. Age 47.	Director since 2010.
George M. Smart	President, Sonoco-Phoenix, Inc., North Canton, Ohio, a subsidiary of Sonoco Products Company, 2001 to 2004. Age 67.	Director since 2005. Member, Human Resources and Nominating/Corporate Governance Committees. Mr. Smart is a director of FirstEnergy Corp., Akron, Ohio.
Theodore M. Solso	Chairman and Chief Executive Officer, Cummins Inc., Columbus, Indiana, 2000 to 2011. Age 66.
Director since 2003. Member, Human Resources and Nominating/Corporate Governance Committees.

Mr. Solso is a director of General Motors Co. In the past five years, Mr. Solso has served on the board of Irwin Financial Corporation, Columbus, Indiana, and Ashland Inc., Covington, Kentucky.

Stuart A. Taylor II	Chief Executive Officer, The Taylor Group LLC, Chicago, Illinois, since June 2001; Senior Managing Director, Bear, Stearns & Co. Inc., Chicago, Illinois, 1999 to 2001. Age 52.	Director since 1999. Member, Audit and Human Resources Committees. Mr. Taylor is a director of Hillenbrand, Inc., Batesville, Indiana, and United Stationers, Inc., Deerfield, Illinois.

To Continue in Office Until the 2015 Annual Meeting (Class III)
Robert W. Alspaugh	Chief Executive Officer, KPMG International, 2002 to 2005. Age 66.	Director since 2008. Member, Audit and Finance Committees. Mr. Alspaugh is a director of Autoliv, Inc., Stockholm, Sweden, and VeriFone Systems, Inc., San Jose, California.
R. David Hoover
Chairman, Ball Corporation since January 2011. Chairman and Chief Executive Officer January 2010 to January 2011; Chairman, President and Chief Executive Officer, April 2002 to January 2010; President and Chief Executive Officer, January 2001 to April 2002; Vice Chairman, President and Chief Operating Officer, April 2000 to January 2001; Vice Chairman, President and Chief Financial Officer, January 2000 to April 2000; Vice Chairman and Chief Financial Officer, 1998 to 2000; Executive Vice President and Chief Financial Officer, 1997 to 1998; Executive Vice President, Chief Financial Officer and Treasurer, 1996 to 1997. Age 67.
Director since 1996. Member, Finance Committee.

Mr. Hoover is a director of Eli Lilly and Company, Indianapolis, Indiana, Energizer Holdings, Inc., St. Louis, Missouri, and Steelcase, Inc., Grand Rapids, Michigan. In the past five years, Mr. Hoover served on the board of Irwin Financial Corporation, Columbus, Indiana, and Qwest Communications International,  Inc., Denver, Colorado.

Jan Nicholson
	President, The Grable Foundation, Pittsburgh, Pennsylvania, since 1990; Managing Director, Strategic Risk Assessment, MBIA Insurance Corporation, Armonk, New York, 1998 to 2000; Managing Director, Research and Development, Capital Markets Assurance Corporation (CapMAC), New York, New York, 1994 to 1998. Age 67.	Director since 1994. Member, Audit and Finance Committees. Ms. Nicholson is a director of Radian Group Inc., Philadelphia, Pennsylvania.

 DIRECTOR AND NOMINEE EXPERIENCE AND QUALIFICATIONS

        Set out below are the specific experience, qualifications, attributes and skills of each of the Corporation's directors and director nominees which led the Ball Corporation Board of Directors ("Ball Board") to conclude that each person should serve as a director of the Corporation.

        Robert W. Alspaugh—Mr. Alspaugh enjoyed a distinguished 35-year career with KPMG, with increasing responsibility, which culminated in his acting as Deputy Chairman and Chief Operating Officer of KPMG-U.S. from 1998 to 2002 and Chief Executive Officer of KPMG International from 2002 to October 2005. Mr. Alspaugh's extensive experience, qualifications and skills as a leader of one of the "big four" global accounting firms enhance his service on the Corporation's Audit Committee and he has provided valuable input as a result. He also sits on two other public company boards, one in the U.S. and the other in Europe (where he chairs the audit committee), thus providing good cross-functional background and experience, with an international component. Mr. Alspaugh's extensive professional experience as a leader of a major global accounting firm, advising and supporting large international corporations, as well as his service on other company boards, make him well qualified to serve as a director.

        Hanno C. Fiedler—After a successful career with TRW, Inc., in 1996 Mr. Fiedler became Chairman and Chief Executive Officer of Schmalbach-Lubeca AG, one of the largest and most successful rigid packaging companies based in Europe. When Ball acquired the beverage can business of Schmalbach-Lubeca in December 2002, Mr. Fiedler became Chairman and Chief Executive Officer of Ball Packaging Europe GmbH and also joined the Board of Ball Corporation. In that capacity, Mr. Fiedler provided excellent leadership to our newly-acquired European business which generated strong earnings performance during his tenure, despite the adverse effects of the German mandatory deposit system for rigid packaging which was initiated in 2003. Mr. Fiedler retired from active management of Ball Packaging Europe at the end of 2005. He serves on the Supervisory Board of a major German company. His leadership experience within the rigid container industry worldwide, with specific emphasis on Europe, makes him well qualified to serve as a director.

        John A. Hayes—Prior to joining Ball Corporation in 1999, Mr. Hayes was a Vice President of Lehman Brothers Inc. and part of an investment banking team which focused on merger and acquisition and financing advice to several major companies, including the Corporation. At Ball, Mr. Hayes initially headed our corporate development and planning activities as Senior Director and then Vice President, Corporate Planning and Development, taking on the added responsibilities of marketing and new product development from 2003 to mid-2005. He then served as President of Ball Packaging Europe, which produced excellent financial results and strong revenue growth under his leadership. During 2008 and 2009, Mr. Hayes served as Ball's Executive Vice President and Chief Operating Officer, successfully leading our key operating divisions through the economic and financial crisis. In January 2010, he was named our President and Chief Operating Officer and joined the Ball Board. In January 2011, he became our President and Chief Executive Officer. Mr. Hayes' extensive investment banking and leadership experience within Ball make him well qualified to serve as a director.

        R. David Hoover—Mr. Hoover has enjoyed a varied and successful 43-year career with Ball, serving in multiple corporate and divisional roles, including as Vice President and Treasurer from 1987 through 1992, Chief Financial Officer from 1993 to April 2000, and Chief Operating Officer for the balance of 2000. He was our Chief Executive Officer from January 2001 to January 2011, and led the Corporation through an unprecedented period of growth in revenues, earnings per share and free cash flow. Mr. Hoover's considerable working knowledge and leadership experience with respect to our Corporation make him uniquely qualified to serve as a director. He has been a Ball Board member for 17 years, serving as Chairman since 2002, and serves as a director of three other U.S.-based public companies. Mr. Hoover has also served on the Board of Trustees of DePauw University since 2002 and serves on the Boards of the Boulder Community Hospital and the Denver Children's Hospital.

        John F. Lehman—Mr. Lehman served as Secretary of the Navy in the Reagan Administration from 1981 to 1987, after which he was Managing Director of Paine Webber Inc.'s Investment Banking Division from 1988 to 1990 where he led the firm's aerospace and defense advisory practice. He then established J.F. Lehman & Company, a New York-based investment company, and has served as its Chairman since 1990. Mr. Lehman also serves as a director of two other public companies. In addition, Mr. Lehman is Chairman of the Princess Grace Foundation and an Overseer of the School of Engineering at the University of Pennsylvania. He has a rare combination of extensive business experience, public service, political acumen and global perspective. Mr. Lehman served as a member of the National Commission on Terrorist Attacks Upon the United States, also known as the 9/11 Commission, from 2002 to 2004. He has been an astute and valuable member of Ball's Board for over 25 years and has chaired its Finance Committee for many years. Mr. Lehman's public service, financial industry experience and Ball Board experience make him well qualified to serve as a director.

        Georgia R. Nelson—Ms. Nelson has enjoyed a successful career in the energy industry, serving as a senior executive for several U.S. and international energy companies, including as President of Midwest Generation EME, LLC from April 1999 to June 2005 and General Manager of Edison Mission Energy Americas from January 2002 to June 2005. She has had extensive international experience as well as environmental and policy experience on four continents. Ms. Nelson regularly lectures on business and corporate governance matters, including at Northwestern University's Kellogg Graduate School of Management, and serves on the advisory committee of the Center for Executive Women at Northwestern. Ms. Nelson is a National Association of Corporate Directors (NACD) Board Leadership Fellow. She also serves as a director of Cummins, Inc. and CH2M HILL Inc. Previously, Ms. Nelson served on four other publicly traded company boards. Ms. Nelson's leadership roles in global businesses, as well as her service on other company boards, clearly qualify her to serve as a director of our Corporation.

        Jan Nicholson—Ms. Nicholson enjoyed a long and successful career in the financial services industry in New York, which, after an 18-year tenure at Citicorp, included positions as Managing Director, Research and Development for CapMAC from 1994 to 1998 and Managing Director, Strategic Risk Assessment for MBIA Insurance Corporation from 1998 to 2000. She also served as a director of Rubbermaid, Inc. from 1992 until 1999, and chaired its audit committee from 1994 through 1998. In addition, Ms. Nicholson is a director of Radian Group Inc., a public company, and has been President of The Grable Foundation since 1990. She has been a member of Ball's Board for 19 years and chaired our Audit Committee from 2004 to 2012. Ms. Nicholson's career in the financial services industry and her service on the Rubbermaid Audit Committee and board, as well as her long service in those capacities with Ball, make her well qualified to serve as a director.

        George M. Smart—Mr. Smart's long career and success in the U.S. can manufacturing industry make him well qualified to serve as a director. He steadily assumed increasing responsibility at Central States Can Co., a division of Van Dorn Company, culminating in his acting as its President and Chief Executive Officer from 1978 to 1993. When Central States was acquired in 1993, Mr. Smart and his management team established a start-up company, Phoenix Packaging Corporation, to manufacture and sell full-panel easy-open ends for food containers, including to Ball's food can division. Serving as Chairman and Chief Executive Officer for Phoenix, Mr. Smart led its growth to a profitable company with revenues in excess of $80 million, when it was sold to Sonoco Products Company and became Sonoco-Phoenix, Inc. in 2001. Mr. Smart served as President of Sonoco-Phoenix until 2004 and has been Chairman of the Board of FirstEnergy Corp. since 2004. Mr. Smart also previously served on the boards of Belden & Blake Corporation, Commercial Intertech Corporation, Unizan Financial, Van Dorn Company, and as Chairman of the Can Manufacturers Institute.

        Theodore M. Solso—Mr. Solso has had a successful 40-year career at Cummins Inc., a Fortune 500 manufacturing company with operations around the world. This culminated with Mr. Solso becoming Chairman and Chief Executive Officer of Cummins in January 2000, a position he held through 2011, for a total of 12 years. Under his leadership, Cummins increased revenues from $6.6 billion in 2000 to over $18 billion in 2011. During the same period, its earnings per share and operating cash flow increased from $0.35 and $550 million, to $9.55 and $2.1 billion, respectively. Mr. Solso has been on our Board since 2003 and is a member of both The Indiana Academy and the President's Management Advisory Board, as well as being a trustee of Earth University in Costa Rica, and currently serves on the board of General Motors Co. Mr. Solso's long experience in leadership positions with a major global manufacturing company, and his service on other public company boards make him well qualified to serve as a director.

        Stuart A. Taylor II—Prior to starting his own private equity firm, Mr. Taylor spent 19 years in investment banking. The majority of that time was spent at Morgan Stanley in its Corporate Finance Department. In that capacity he executed a number of mergers and acquisitions and financings, including working with Ball in 1993 on the acquisition of Heekin Can Company. He also spent time at several other firms including Bear Stearns where he was a Senior Managing Director and Head of the Chicago office. In 2001, Mr. Taylor established The Taylor Group LLC, of which he is Chief Executive Officer, a successful investment company that primarily invests in small to mid-market businesses. Mr. Taylor has been a director of Ball since 1999, acted as our Presiding Director from 2004 to 2008 and chairs our Human Resources Committee. He is also a director of two other U.S.-based public companies. Mr. Taylor's extensive experience as an investment banker, entrepreneurial investor and Ball Board member make him well qualified to serve as a director.

        Erik H. van der Kaay—Mr. van der Kaay, a native of the Netherlands, had a long and successful career in the U.S. telecom industry, including service as a senior executive with Allen Telecom throughout the 1990s, culminating as Executive Vice President, and as Chairman, President and Chief Executive Officer of Datum, Inc. from 1998 to 2002 and as Chairman of Symmetricom, Inc. from 2002 to 2003. He has also served as the managing director of a Brazilian telecom company, as well as on the board of directors of several public companies and is currently a board member of

RF Micro Devices in the U.S. and Orolia, S.A. in Europe, providing good cross-functional background and experience, with an international component. In addition, he has served since 2007 as a member of the South East Audit Committee Leadership Network convened by Ernst & Young and composed of audit committee members of leading public companies. Mr. van der Kaay's experience as a leader and as a director of several other companies as well as his business and financial acumen, and his international perspective, have made him well qualified to serve as a director and we are grateful for his service.

BOARD LEADERSHIP STRUCTURE AND RISK OVERSIGHT

        In January 2011, John A. Hayes became our President and Chief Executive Officer ("CEO") and R. David Hoover, our predecessor CEO, continues to serve as Chairman of the Board. The decision to split the position of Chairman and CEO was part of an orderly succession plan by which Mr. Hayes transitioned into his current role. Mr. Hayes rose to the position of CEO after more than 11 years with Ball, most recently serving as President and Chief Operating Officer and a member of the Board. Mr. Hayes previously served as President of Ball Packaging Europe from 2006 to early 2008, and then as Executive Vice President and Chief Operating Officer of the Corporation. Splitting the role of Chairman and CEO has allowed Mr. Hayes the opportunity to focus on his new executive responsibilities in managing the Corporation; while having Mr. Hoover as nonmanagement Chairman has provided continuity. Mr. Hayes and Mr. Hoover have worked closely together for many years, and their continued collaboration in the past two years has resulted in a smooth change in senior management that has been beneficial to shareholders.

        Our Board of Directors is composed of Mr. Hoover, Mr. Hayes and nine other directors, all of whom are independent directors. The Board has four standing committees—Audit, Nominating/Corporate Governance, Human Resources and Finance. Each of the committees, except for Finance, is composed solely of independent directors (the Finance Committee is primarily composed of independent directors), with each of the four committees having an independent director serving as chairman.

        Pursuant to SEC and New York Stock Exchange ("NYSE") rules, regularly scheduled executive sessions of nonmanagement directors are held. Executive sessions of independent directors are also held at least annually. Such meetings promote open discussion by nonmanagement and independent directors, enabling them to serve as a check on management, if necessary. The meetings of the independent directors are chaired by the Presiding Director, who is an independent director appointed by the Board.

        In accordance with NYSE requirements, our Audit Committee is responsible for overseeing the risk management function of the Corporation. While the Audit Committee has primary responsibility for overseeing risk management, the entire Board is involved in overseeing risk management for the Corporation. Additionally, each Board committee considers the specific risks within its area of responsibility. Our Internal Audit Department has, for many years, analyzed various areas of risk to the Corporation and has provided risk assessment and analysis to our Audit Committee. In 2007, the Corporation established a comprehensive Enterprise Risk Management process which is now supervised by our Senior Vice President and Chief Financial Officer, whereby key corporate and divisional risks are systematically identified and assessed on a quarterly basis. The results of this ongoing risk assessment are reported to our Audit Committee and to our Board at least annually.

        One of the responsibilities of our Board of Directors is to evaluate the effectiveness of the Board and make recommendations involving its organization and operation. We recognize that different board leadership structures may be appropriate for different companies and at different times. We believe our current leadership structure, with Mr. Hayes serving as CEO, Mr. Hoover as Chairman of the Board, a Board with a majority of independent directors, an independent chairman for each of our standing Board committees and separate meetings of nonmanagement and independent directors, the latter led by the Presiding Director, provides the most effective form of leadership for our Corporation at this time. We believe that our directors provide effective oversight of risk management through the Board's regular dialogue with Ball management, the Enterprise Risk Management process and assessment of specific risks within each Board committee's areas of responsibility.

 BOARD DIVERSITY

        Ball's Nominating/Corporate Governance Committee consistently applies the principles of diversity in its consideration of candidates for Board positions. In addition to considering characteristics such as race, gender and national origin, the Committee considers a variety of other characteristics, such as business and professional experience, education and skill, all leading to differences of viewpoint and other individual qualities that contribute to Board heterogeneity. This has resulted in a diverse group of talented and capable Board members, as described in more detail under "Director and Nominee Experience and Qualifications" on pages 10-12.

GOVERNANCE OF THE CORPORATION

Corporate Governance Guidelines

        The Board has established Corporate Governance Guidelines to comply with the relevant provisions of Section 303A of the NYSE Listed Company Manual (the "NYSE Listing Standards"). The Corporate Governance Guidelines are set forth on the Corporation's Web site at www.ball.com under the "Investors" page, and under the link, "Corporate Governance." A copy may also be obtained upon request from the Corporation's Corporate Secretary.

Policies on Business Ethics and Conduct

        Ball established a Corporate Compliance Committee in 1993 chaired by a designated Compliance Officer. The Committee publishes a code of business ethics, which is in the form of the Business Ethics booklet. The Board has adopted a separate additional business ethics statement referred to as the Ball Corporation Executive Officers and Directors Business Ethics Statement ("Executive Officers and Directors Ethics Statement") designed to establish principles requiring the highest level of ethical behavior toward achieving business success within the requirements of the law and the Corporation's policies and ethical standards. The Business Ethics booklet and the Executive Officers and Directors Ethics Statement are set forth on the Corporation's Web site at www.ball.com under the "Investors" page, and under the link, "Corporate Governance." Copies may also be obtained upon request from the Corporation's Corporate Secretary.

Director Training

        All new directors receive orientation training soon after being elected to the Board. Continuing education programs are made available to directors including internal presentations, third-party presentations and externally offered programs. Five directors attended externally offered director training programs in 2012.

Communications With Directors

        The Corporation has established means for shareholders or others to send communications to the Board. Persons interested in communicating with the Board, its individual directors or its committees may send communications in writing to the Corporate Secretary or the Chairman of the Board. The communication should be sent in care of the Corporate Secretary, Ball Corporation, by mail to P.O. Box 5000, Broomfield, Colorado 80038-5000 or facsimile transmission to 303-460-2691.

        In accordance with the NYSE and SEC requirements, the Corporation has established additional means for interested parties to send communications to the Board and selected committees, which are described on the Corporation's Web site at www.ball.com under the "Investors" page, and under the link, "Corporate Governance."

        Shareholder proposals for inclusion in the Corporation's proxy materials will continue to be handled and must be communicated as disclosed in this Proxy Statement on page 66.

Meetings of Nonmanagement and Independent Directors

        The Board meets regularly and not less than four times per year. Nonmanagement directors meet regularly, usually in conjunction with a regular Board meeting. Independent directors meet at least annually. Georgia R. Nelson and Theodore M. Solso served as Presiding Director for meetings of independent directors held in 2012.

Director Independence Standards

        Pursuant to the NYSE Listing Standards, the Board has adopted a policy adhering to the director independence requirements of the NYSE in determining the independence of directors. These standards are described on the Corporation's Web site at www.ball.com under the "Investors" page, and under the link, "Corporate Governance."

        The Board has determined that a majority of the Board is independent, and that based upon the NYSE independence standards, during 2012 each of the members of the Board was and currently is independent with the exception of Messrs. Hayes and Hoover.

CERTAIN COMMITTEES OF THE BOARD

        The standing committees of the Board are the Audit, Nominating/Corporate Governance, Human Resources and Finance Committees.

Audit Committee:

        The primary purpose of the Audit Committee is to assist the Board in fulfilling its responsibilities to oversee management's conduct and the integrity of the Corporation's public financial reporting process including the overview of (1) accounting policies, (2) the system of internal accounting controls over financial reporting, (3) disclosure controls and procedures, (4) the performance of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Corporation (the "independent auditor"), (5) the Internal Audit Department and (6) oversight of our risk management. The Audit Committee is responsible for engaging and evaluating the Corporation's independent auditor, including the independent auditor's qualifications and independence; resolving any differences between management and the independent auditor regarding financial reporting; preapproving all audit and non-audit services provided by the independent auditor; and establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters.

        Members of the Audit Committee are Ms. Nicholson and Messrs. Alspaugh, Fiedler, van der Kaay and Taylor. The Board has determined that each member of the Audit Committee is independent and financially literate, has accounting or financial management expertise and is an Audit Committee financial expert under the NYSE Listing Standards and the SEC regulations. The Audit Committee met five times during 2012.

        The Report of the Audit Committee is set forth on page 55. The Committee has considered the non-audit services provided during 2012 and 2011 by the independent auditor as disclosed below and determined the services were compatible with maintaining the auditor's independence. The Committee believes the fees paid to the independent auditor in respect of the services were appropriate, necessary and cost efficient in the management of the business of the Corporation and are compatible with maintaining the auditor's independence.

Audit Fees and Services

        The following table represents fees for professional services rendered by PricewaterhouseCoopers LLP for the audit of the Corporation's annual Consolidated Financial Statements and quarterly reports and the auditor's report under the Sarbanes-Oxley Act of 2002 for fiscal 2012 and fiscal 2011, together with fees for audit-related services and tax services rendered by PricewaterhouseCoopers LLP during fiscal 2012 and fiscal 2011. Audit-related services for 2012 consisted of consultations related to the bond offering, acquisitions, stock repurchase programs, local and special audits, derivative transactions and an internal controls review. Audit-related services for 2011 consisted primarily of acquisitions and joint venture accounting and derivative transactions. Tax fees for 2012 and 2011 consisted principally of tax compliance, including tax compliance matters related to tax audits and return preparation fees and fees for tax consultations, primarily related to the Corporation's relocation of its European headquarters.

	Fiscal 2012	Fiscal 2011

Audit Fees
Attestation Report and Accounting Consultations	$4,685,000	$5,433,000
Foreign Statutory Audits	1,569,000	1,544,000

Audit-Related Fees
Benefit Plans	$24,000	$25,000
Consultations	278,000	206,000

Tax Fees
Tax Compliance Matters	$812,000	$932,000
Tax Consultations	6,379,000	3,641,000

All Other Fees	$29,000	$62,000

        The Audit Committee's Charter requires management to submit for preapproval all audit, audit-related and non-audit-related services to be performed by the independent auditor. Management and the independent auditor submit a report of fees for review and preapproval by the Committee on a quarterly basis. The Audit Committee requires management and the independent auditor to submit a report at least annually regarding audit, audit-related, tax and all other fees paid by the Corporation to the independent auditor for services rendered in the immediately preceding two fiscal years. The Committee considers whether the fees for non-audit and audit-related services are compatible with maintaining the auditor's independence and requires management and the independent auditor to confirm this as well. The Audit Committee preapproved 100% of all of the above-referenced fees paid in 2012 and 2011 for services that were provided by PricewaterhouseCoopers LLP.

        There were no hours expended by persons other than the independent auditor's full-time, regular employees on the independent auditor's engagement to audit the Corporation's financial statements.

        A copy of the Audit Committee Charter is set forth on the Corporation's Web site at www.ball.com under the "Investors" page, and under the link, "Corporate Governance."

Nominating/Corporate Governance Committee:

        The Nominating/Corporate Governance Committee is responsible for assisting the Board in fulfilling its responsibility to identify qualified individuals to become Board members; recommending to the Board the selection of Board nominees for the next Annual Meeting of Shareholders; addressing the independence and effectiveness of the Board by advising and making recommendations on matters involving the organization and operation of the Board, Corporate Governance Guidelines and directorship practices; overseeing the evaluation of the Board and its committees; and reviewing and assessing the Corporation's sustainability activities and performance. The Nominating/Corporate Governance Committee utilizes the standards set forth below for considering director nominees.

        Members of the Nominating/Corporate Governance Committee are Messrs. Fiedler, Lehman, Smart, Solso and Ms. Nelson. The Board has determined that the members of the Committee are independent under the NYSE Listing Standards. The Nominating/Corporate Governance Committee met four times during 2012.

        The Board has established a process whereby nominees for the Board may be submitted by members of the Board, the CEO, shareholders and any other persons. The Committee considers these recommended candidates in light of criteria set forth below.

        The Committee will seek candidates who meet at a minimum the following criteria: (1) have sufficient time to attend or otherwise be present at Board, relevant Board committee and Shareholders' meetings; (2) will subscribe to Ball Corporation's Corporate Governance Guidelines and the Executive Officers and Directors Ethics Statement; (3) demonstrate credentials and experience in a broad range of corporate matters; (4) have experience, qualifications, attributes and skills that would qualify them to serve as a director; (5) will subscribe to the finalized strategic and operating plans of the Corporation as approved by the Board from time to time; (6) are not affiliated with special interest groups that represent major causes or constituents; and (7) meet the criteria, if any, for being a director of the Corporation as set forth in the Indiana Business Corporation Law, the Articles of Incorporation and the Bylaws of the Corporation.

        The Committee will apply the principles of diversity in consideration of candidates. The Committee may utilize and pay third-party consultants to identify and screen candidates on a confidential basis for service on the Board. The Committee will also determine candidates' qualifications in light of the standards set by the Committee and by evaluating the qualifications of all candidates in an attempt to select the most qualified nominees suited to serve as a director while attempting to ensure that a majority of the Board is independent and, where needed, to meet the NYSE and SEC requirements for financial literacy, accounting or financial management expertise or audit committee financial expert status.

        The Nominating/Corporate Governance Committee will consider candidates recommended by shareholders in accordance with the Corporation's Bylaws. Any such recommendation should be in writing and addressed to the Chair, Nominating/Corporate Governance Committee, in care of the Corporate Secretary, Ball Corporation, by mail to P.O. Box 5000, Broomfield, Colorado 80038-5000.

        The Nominating/Corporate Governance Committee received no recommendations for candidates as nominees for the Board from a security holder or group of security holders that beneficially owned more than 5% of the Corporation's voting common stock for at least one year as of the date of the recommendation.

        A copy of the Nominating/Corporate Governance Committee Charter is set forth on the Corporation's Web site at www.ball.com under the "Investors" page, and under the link, "Corporate Governance."

Human Resources Committee:

        The primary purpose of the Human Resources Committee is to assist the Board in fulfilling its responsibilities related to the evaluation and compensation of the CEO and overseeing the compensation of the other executive officers of the Corporation; reviewing and approving the schedule of salary ranges and grades for the salaried employees of the Corporation; approving the Corporation's stock and cash incentive compensation programs including awards to executive officers and the number of shares to be optioned and/or granted from time to time to employees of the Corporation; approving and receiving reports on major benefit plans, plan changes and determinations and discontinuations of benefit plans; discussing the performance evaluation system and succession planning system of the Corporation, including discussions with the Chairman of the Board and the CEO about the succession plan for the Chairman of the Board and the CEO; hiring experts, including executive compensation consultants, as deemed appropriate to advise the Committee; assessment of compensation-related risks; and authorizing the filing of required reports with federal, state and local governmental agencies.

        Members of the Human Resources Committee are Messrs. Smart, Solso and Taylor and Ms. Nelson. Mr. Fiedler served as a member of the Committee from May 20, 2012, until January 15, 2013. The Board has determined that the members of the Committee are independent under the NYSE Listing Standards. The Human Resources Committee met five times during 2012. A copy of the Human Resources Committee Charter is set forth on the Corporation's Web site at www.ball.com under the "Investors" page, and under the link, "Corporate Governance."

Finance Committee:

        The Finance Committee assists the Board in fulfilling its responsibility to oversee management in the financing and related risk management of the Corporation, the status of the Corporation's retirement plans and insurance policies and the Corporation's policies relating to interest rates, commodity hedging and currency hedging. The Committee may hire experts as deemed appropriate to advise the Committee in the performance of its duties. The Committee reports to the Board concerning the financing of the Corporation and the performance of the Committee.

        The members of the Finance Committee are Messrs. Alspaugh, Hoover and Lehman and Ms. Nicholson. The Committee met four times during 2012. A copy of the Finance Committee Charter is set forth on the Corporation's Web site at www.ball.com under the "Investors" page, and under the link, "Corporate Governance."

 BOARD MEETINGS AND ANNUAL MEETING

        The members of the Board are expected to attend all meetings of the Board, relevant committee meetings and the Annual Meeting of Shareholders. The Board held five meetings during 2012. Every director attended 75% or more of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the director served. All directors attended the 2012 Annual Meeting.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS
AND CERTAIN CONTROL PERSONS

        Ball Corporation has adopted a policy with respect to transactions with related persons requiring its executive officers and directors to comply with all SEC and NYSE requirements concerning transactions between the Corporation and "related persons," as defined in the applicable SEC and NYSE rules. With respect to related persons, David L. Taylor currently serves as President and Chief Executive Officer of a wholly owned subsidiary of Ball Corporation, and is the spouse of Lisa A. Pauley, an executive officer of the Corporation. For 2012, Mr. Taylor's base salary was approximately $418,000. To facilitate compliance with such policy, the Board adopted procedures for the review, approval or ratification of any transaction required to be reported under the applicable rules. The policy provides that each executive officer and director will promptly report to the Chairman of the Board any transaction with the Corporation undertaken or contemplated by such officer or director, by any beneficial owner of 5% or more of the Corporation's voting securities or by any immediate family member. The Chairman of the Board will refer any transaction to the General Counsel for review and recommendation. Upon receipt of such review and recommendation, the matter will be brought before the Nominating/Corporate Governance Committee to consider whether the transaction in question should be approved, ratified, suspended, revoked or terminated. This policy for transactions with related persons is in writing and is part of the Ball Corporation Executive Officers and Directors Ethics Statement. The written form of the policy can be found on the Corporation's Web site as indicated in the section "Policies on Business Ethics and Conduct" on page 13.

 EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS

        The Compensation Discussion and Analysis ("CD&A") portion of our proxy materials describes Ball Corporation's 2012 executive compensation program and its strong alignment with our pay-for-performance philosophy.

EXECUTIVE SUMMARY

        Ball Corporation experienced another strong year in 2012—including sales of $8.7 billion, net earnings of $483 million and free cash flow of $548 million, all of which were all-time high comparables in our company's 132-year history, as more specifically described under the heading "Management's Discussion and Analysis" in Ball's Annual Report on Form 10-K. The chart below summarizes certain key financial results for fiscal year 2012 compared to fiscal year 2011:

	2012	2011	% Growth

Revenue (net sales)	$8.7 billion	$8.6 billion	1.2%
Net Earnings (comparable basis)*	$483 million	$460 million	5.1%
Free Cash Flow*	$548 million	$505 million	8.5%
Stock Price	$44.75	$35.71	25.3%
Earnings Per Share (comparable basis)*	$3.06	$2.73	12.1%

*
These financial measures are on a non-U.S. GAAP basis and should be considered in connection with the consolidated financial statements contained within Item 8 of the 2012 Annual Report on Form 10-K (the "annual report"). Non-U.S. GAAP measures should not be considered in isolation and should not be considered superior to, or a substitute for financial measures calculated in accordance with U.S. GAAP. A reconciliation of Non-GAAP measures to U.S. GAAP is available in Item 7 of the annual report.

        Ball's stock price closed the year at $44.75, an increase of 25.3% over the prior year compared to 7.3% for the Dow Jones Industrial Average and 13.4% for the S&P 500. Including reinvested dividends, Ball generated a total return of 26.5% for the same period. Also during 2012, Ball increased the quarterly cash dividend by 43% to 10 cents per share, which provided annual dividends of $62 million, and repurchased $494 million of Ball's common stock.

        The strong business performance in 2012 is a continuation of the performance we have delivered over the last decade. The graph below compares the cumulative 10-year total return to holders of Ball Corporation's common stock with the cumulative total returns of the S&P 500 Index and the Dow Jones U.S. Containers & Packaging Index. The graph tracks the performance of a $100 investment in our common stock (with the reinvestment of all dividends) and in each of the indexes from December 31, 2002, to December 31, 2012.

     Source: Bloomberg L.P.® Charts

The stock price performance included in this graph is not necessarily indicative of future stock price performance.

        Much of our financial success is attributable to the fact that we continue to focus on the key components of our financial strategy, which include:

•

Generating free cash flow;

•

Disciplined and balanced capital allocation;

•

Growing earnings before interest and taxes ("EBIT") by maximizing value in existing businesses, expansion into new markets and products through internal capital investments, and merger and acquisition activities; and

•

Generating incremental Economic Value Added ("EVA®") over our 9% after-tax hurdle rate, which is above our weighted average cost of capital ("WACC"), and over time leads to a higher share price and shareholder returns.

        In 2012, we had many operational successes that were driven by our nearly 15,000 global employees and our focused execution of Ball's Drive for 10 vision for continued, long-term value creation, including:

  •
  Maximizing value in our existing businesses, by aligning our supply with demand, strong program performance in our aerospace business, manufacturing efficiencies, customer mix and the positioning of our products and services.

  •
  Expanding into new products and capabilities, including the introduction of the new "royal pint" 586mL can in North America and the debut of our premium "protected seal" wine can in Europe, as well as the introduction of a metal technology breakthrough that enables the use of recycled aluminum in the manufacture of extruded aluminum packaging for aerosols.

  •
  Aligning ourselves with the right customers and markets by transitioning to a global packaging business, growing our specialty packaging business to more than 15% of our global beverage packaging sales, increased demand for our popular Alumi-Tek® bottle, and the construction of a joint venture metal beverage can plant in Alagoinhas, Brazil.

  •
  Broadening our geographic reach through the acquisition of Envases del Plata S.A. de C.V., a leading producer of extruded aluminum aerosol packaging in Mexico with a manufacturing plant in San Luis Potosi.

  •
  Leveraging our know-how and technological expertise to provide a competitive advantage, including the selection of our aerospace business by NASA to lead a technology demonstration of a high performance "green" propellant alternative to the highly toxic fuel hydrazine, and to be part of a team to build the first space-based instrument to monitor major air pollutants across the North American continent for NASA's Tropospheric Emissions: Monitoring of Pollution (TEMPO) mission.

        The actions we took in 2012 are linked directly to our Drive for 10 vision, and position Ball well for continued success in 2013. We see opportunities for disciplined growth in selected markets and products, and our strong balance sheet provides a solid foundation to support all of our activities.

        Pay-for-Performance Serves as the Foundation of our Executive Compensation Program—The design, governance and administration of our executive compensation program is centered on the principle of aligning pay to performance, achieved by linking the majority of executive compensation opportunities to long-term shareholder returns and the value-added financial performance of Ball. We believe this principle has directly contributed to the successful performance of the business through:

  •
  A management-as-owners culture that builds a management team with meaningful ownership in Ball. Executives are closely aligned to shareholder interests through established ownership expectations, equity-settled long-term incentives and specialized opportunities that encourage individuals to make meaningful, personal investments in Ball Corporation common stock.

  •
  Incentive pay programs that utilize value-added financial performance metrics—specifically, EVA®, return on average invested capital ("ROAIC"), and total shareholder return ("TSR")—that allow for close alignment with shareholder value generation by creating accountability for both the efficient deployment of capital and strong earnings generation.

        The major compensation elements of Ball's pay-for-performance philosophy are shown in the table below, with the page in the CD&A that details the specifics of each of these components:

Compensation Element	Basis for Performance Measurement	Alignment with Principle of Pay-for-Performance	Page

Short-Term Annual Cash Compensation

• Base Salary	Individual performance and contribution based on primary duties and responsibilities	Competitive compensation element required to recruit and retain top executive talent; pay for primary duties and responsibilities	30

• Economic Value Added Annual Incentive Plan	EVA® Growth (net operating profit after-tax, less a cost of capital charge)	Measures the increase in actual economic value generated by the business	30

Long-Term Incentives (Cash)

• Long-Term Cash Incentive Plan ("LTCIP")	• ROAIC • Relative TSR vs. S&P 500 subset	Rewards ROAIC performance above a target rate set above Ball's weighted average cost of capital and shareholder returns that outperform the market	32

• Acquisition-Related Special Incentive Plan	EBIT and Cash Flow (for Metal Beverage Packaging Division, Americas)	Rewards the successful integration and performance of a business acquired in 2009	34

Long-Term Incentives (Equity)

• Stock Options/Stock-Settled Stock Appreciation Rights ("SARs")	Stock Price Appreciation	Rewards absolute stock price growth over time	35

• Performance-Contingent Restricted Stock Units ("RSUs")	• ROAIC • Stock Price	Builds executive ownership with stock unit awards that vest contingent upon ROAIC over a 3-year period exceeding Ball's weighted average cost of capital	35

• Restricted Stock/RSUs	Stock Price	Granted from time-to-time, generally in connection with the promotion or recruitment of individuals to facilitate ownership and retention	36

• Deposit Share Program ("DSP")	Stock Price	Promotes an executives-as-owners culture by making deposit share opportunities from time-to-time in the discretion of the Committee, in exchange for the recipient voluntarily investing in and holding shares of Ball Corporation common stock	35

        Our Heavy Weighting of Compensation to Performance Creates Pay-for-Performance Linkage—Consistent with our management-as-owners, pay-for-performance philosophy described previously, the majority of the target total compensation for our executives is variable based on performance, which constitutes pay at risk. The CEO is eligible to participate in the same executive programs as the CFO and the other NEOs; however, a larger portion of the CEO's target total compensation is at risk. The following charts represent the mix of target total compensation awarded to Ball's CEO and other NEOs in 2012. As illustrated, 86% of the target total compensation awarded to the CEO and 75% awarded to other NEOs in 2012 was based on elements that are at risk and may vary from year to year depending on business performance. Furthermore, 70% of the CEO's and 59% of the other NEOs' target total compensation was based on long-term performance. This emphasis on longer term compensation, through performance based long-term cash and stock awards, ensures a strong continued alignment between Ball's executive ownership and shareholder value creation objectives.

2012 Target Compensation Mix

        Our Compensation Plans are Closely Linked to Business Performance—Ball's fiscal 2012 financial results and the resulting EVA® improvement were directly linked to the pay outcome of our annual short-term incentive plan, since the payout factor is based on the amount of profits generated, in excess of both operating and capital costs, resulting in EVA® in excess of targets, as shown below:

Compensation Element	2012 Performance Achievement	2012 Pay Outcome

Annual Cash Compensation

Economic Value Added Annual Incentive	The actual EVA® generated in excess of Ball's internal 9% after-tax hurdle rate for fiscal year 2012 of $161.4 million exceeded our $117.1 million EVA® incentive plan target by $44.3 million	Payout for our NEOs was at 185% of target

        Likewise, our success in fiscal year 2012 reflects a continuation of the successful execution of our business strategy and strong performance in prior years; therefore, pay realized by our NEOs from long-term incentive performance cycles completed at 2012 year-end reflects our commitment to improved financial performance and stock price growth, as shown below:

Compensation Element	2012 Performance Achievement	2012 Pay Outcome

Long-Term Incentives (Equity)

Performance-Contingent RSUs 2010 to 2012 Period	Actual 3-year average ROAIC of 12.2% exceeded the target of 6.6%	All performance-contingent RSUs granted in 2010 fully vested for all NEOs on January 31, 2013

Compensation Element	2012 Performance Achievement	2012 Pay Outcome

Long-Term Incentives (Cash)

Long-Term Cash Incentive Plan ("LTCIP") 2010 to 2012 Cycle	Relative TSR versus the S&P 500 subset was at the 67th percentile, which exceeded the target of 50th percentile (for 50% of payout)

Actual 3-year average ROAIC of 12.2% exceeded the target of 9.0% (for 50% of payout)

All of our NEOs received LTCIP payout equal to 184.8% of target

Acquisition-Related Special Incentive Plan 3rd Payout	Cumulative 39-month EBIT and cash flow were both above target	The final 39-month period resulted in an award of 47.1%, resulting in a cumulative total award of 103.8%

        We Are Committed to Shareholder Oriented Corporate Governance—Our governance process ensures that the executive compensation program is appropriately maintained and updated to always meet a standard of excellence in pay-for-performance alignment. Specifically, a number of practices and policies are in place to promote the continuous improvement and accountability of our executive compensation program:

  •
  A Human Resources Committee of the Board of Directors ("Committee") composed entirely of directors who meet the NYSE independence standards;

  •
  An executive compensation consultant, engaged by and reporting directly to the Committee;

  •
  A review of total compensation via tally sheets;

  •
  External benchmarking of compensation levels and incentive design practices;

  •
  Dividend equivalents for performance-based awards which only vest when performance measures are achieved;

  •
  Nominal perquisites that are not grossed-up for taxes;

  •
  Ongoing assessment of the relationship between risk and compensation programs;

  •
  Executive stock ownership guidelines for executives and directors, which have been attained by all;

  •
  An anti-hedging policy for our executives and directors;

  •
  A shareholder-approved recoupment or "clawback" provision for cash incentive and stock compensation, which in the case of fraud or intentional misconduct by any executive at a level of vice president or above, may result in full reimbursement to Ball of any incentive compensation or cancellation of any outstanding awards to the executive; and

  •
  Change in control agreements with multiples that do not exceed two times pay and that require a termination of employment following a change in control ("double trigger") before severance benefits are triggered. Excise tax gross-ups have been eliminated for any new change in control agreements entered into after January 1, 2010.

        Composition of our NEOs in 2012—This year's NEOs include Mr. Hayes, Ball's President and CEO, Mr. Morrison, SVP and CFO, Mr. Seabrook, EVP and COO of Global Packaging, Mr. Baker, VP and General Counsel and Mr. Barker, VP and Controller.

Officers	Title

John A. Hayes	President and CEO, elected on January 26, 2011
Scott C. Morrison	SVP and CFO since 2010
Raymond J. Seabrook	EVP and COO, Global Packaging since 2010 (retired at end of 2012)
Charles E. Baker	VP and General Counsel since 2004, elected Corporate Secretary on July 27, 2011
Shawn M. Barker	VP and Controller since 2010

        NEO Target Compensation Awarded in 2012—After review of competitive market data based on both General Industry and Peer Group, Ball's financial and operational performance, executive compensation consultant and CEO recommendations, tally sheet analysis, promotion actions leading to greater responsibility, executive individual performance, and internal pay comparisons, the Committee authorized the following target total compensation elements for the CEO and other NEOs:

  •
  Base pay increases to all NEOs, including above average increases for Messrs. Hayes and Morrison to move their compensation closer towards market;

  •
  Continued utilization of the short-term incentive EVA® plan. Target incentive opportunity percentages remained the same for all NEOs except Mr. Hayes and Mr. Morrison, which increased to move their total compensation closer towards market;

  •
  Continued utilization of the long-term cash incentive plan for all NEOs. Target incentive opportunity percentages remained the same for all NEOs;

  •
  The award of performance-contingent RSUs, SARs and stock options; and

  •
  In 2011, the Committee approved opportunities under the Deposit Share Program (DSP) to our NEOs and broader management team. Under this program, we provide grants of restricted stock units in exchange for the recipient buying and holding a matching number of common shares. These deposit share opportunities are made from time-to-time at the discretion of the Committee, and are intended to support our commitment to have a management team of owners at Ball Corporation, with individuals voluntarily investing in Ball. Deposit share opportunities granted in 2011 required acquisition of common shares by March 2, 2012, in order to receive the matching Restricted Stock Units. Messrs. Hayes, Morrison, Seabrook and Baker acquired common shares in 2011; Messrs. Seabrook and Barker also acquired common shares during 2012, to fulfill this DSP requirement.

        The Committee is confident that our executive compensation program, along with our management-as-owners culture and our pay-for-performance philosophy, have directly contributed to the successful performance of the business and resulted in an executive team closely aligned with shareholders.

 COMPENSATION OBJECTIVES AND PHILOSOPHY

        The primary objective of the Corporation's executive compensation program is to attract and retain exceptional leaders and enable them to behave like an owner—one of our key business values. When setting executive compensation, the Corporation applies a consistent approach for all executive officers and intends that the combination of compensation elements closely aligns the executives' financial interests with those of the shareholders. The program is mainly designed to:

  •
  Attract, motivate and retain a highly capable and performance-focused executive team;

  •
  Promote a culture of management owners whose financial interests are aligned with those of the Corporation's shareholders;

  •
  Pay for performance such that total compensation reflects the individual performance of executives and the absolute and relative performance of the Corporation; and

  •
  Efficiently manage the potential stock dilution, cash flow, tax and reported earnings implications of executive compensation, consistent with the other objectives of the program.

        Target total compensation is composed of base salary, annual EVA® incentive compensation and long-term incentive compensation in the form of both cash and equity. In support of the Corporation's emphasis on significant ownership by key executives, the Corporation delivers long-term incentive opportunities that encourage ownership. Generally, the amount of compensation realized or potentially realizable does not directly impact the level at which future pay opportunities are set. However, when granting equity awards, the Committee reviews and considers both individual performance and the number of outstanding and previously granted equity awards.

        In addition to promoting share ownership, the Corporation's executive compensation objectives and philosophy focus on rewarding performance. This means that shareholder returns along with corporate performance, both short-term and long-term, comprise the largest portion of executive pay.

ROLE OF THE HUMAN RESOURCES COMMITTEE AND EXECUTIVE
COMPENSATION CONSULTANT

        The Human Resources Committee (the "Committee") oversees the administration of the executive compensation program and determines the compensation of the executive officers of the Corporation. The Committee is solely composed of nonmanagement directors, all of whom meet the independence requirements of the NYSE. Furthermore, the Committee has retained an independent consultant (the "Consultant") to assist in fulfilling its responsibilities. The Consultant is employed by Pay Governance, LLC and is engaged by and reports directly to the Committee. Specifically, the Consultant's role is to develop recommendations for the Committee related to all aspects of executive compensation programs and the Consultant works with management to obtain information necessary to develop the recommendations. Pay Governance, LLC, an independent company that is not affiliated with the Corporation, provides no other services to the Corporation, and we do not believe any conflict of interest exists that may limit its ability to provide independent advice to the Committee.

MARKET REFERENCE POINTS AND PEER GROUPS

        When benchmarking compensation to the competitive market, we use two market reference points for our executive officers. This two-pronged approach provides a spectrum of relevant information on executive compensation levels, practices and trends in the marketplace.

        The primary market reference point (General Industry) reflects the broad talent market in which we compete. The critical skills required by the Corporation's management team have historically been found both inside and outside of the container and packaging industry, and as such, the Committee believes it is appropriate to focus on General Industry market levels as the primary market reference point for evaluating the competitiveness of our executive compensation programs. These data are size-adjusted to reflect the relative size of the Corporation or the relevant business unit for the executive. Size-adjusting the data ensures that market levels are being developed for like roles within businesses of similar size and scope. Data for the General Industry are collected from multiple proprietary survey sources published by leading market data providers.

        The secondary market reference point (Peer Group) is comprised of companies within the container and packaging, distiller and brewer, food, household durable and nondurable goods, aerospace and general manufacturing industries. We use the secondary reference point to identify any differences in compensation practices between related industry peers and the broader general industry. Our Peer Group consisted of 20 companies with fiscal-annual revenues ranging from $3.5 billion to $15 billion with the exception of one peer company that exceeded the $15 billion criteria threshold (median revenues of $6.6 billion). Data for the Peer Group are collected from both proprietary survey sources where custom analyses for selected peer groups are available and publicly disclosed data from SEC filings.

        In developing the Peer Group, the Consultant used objective, quantitative financial and industry criteria, as well as qualitative criteria regarding the nature of our business operations. Specifically, the Consultant used the following principles and criteria in identifying the Peer Group companies:

Design Principle	Criteria

Quantitative financial criteria to ensure organizations are comparable in terms of size and structure

•

Revenue between ~$3-$15 billion (an approximate range of 0.5x-2x Ball's revenues)

•

Market capitalization between ~$3-$15 billion (used as a secondary reference)

•

Ratio of market capitalization to revenue between 0.5 and 2.0

•

Positive operating margins ranging from 5-20%

•

Three-year TSRs with no outlying large declines, ideally outperforming the S&P 500

Qualitative criteria regarding appropriate industry, business types and organizational complexity

•

Ball's direct peers in the container and packaging industry

•

Nondurable consumer product companies with some or all of the following characteristics: containers and packaging are a critical element of the final product, there is a substantial business focus on meeting annual performance expectations, and the individual consumer represents the ultimate purchaser of the product

•

Broader manufacturing companies within the aerospace, office services supplies, capital goods, chemical manufacturing, paper products and steel industries

        For 2012, our Peer Group remained unchanged from the prior year and included the following comparators:

Avery Dennison Corporation Bemis Company, Inc. Campbell Soup Company ConAgra Foods, Inc. Crown Holdings Inc. Eastman Chemical Company Goodrich Corp.	Greif, Inc. H.J. Heinz Company ITT Corporation MeadWestvaco Corporation Molson Coors Brewing Company Owens-Illinois, Inc. Pactiv Corp.	PPG Industries, Inc. Sara Lee Corp. Sealed Air Corporation Silgan Holdings, Inc. Sonoco Products Company United States Steel Corp.

        The chart below illustrates the Corporation's relative positioning compared to the 2012 Peer Group on relevant financial metrics.

Ball Market Capitalization, Revenue and Net Income
as Compared to the Peer Group

Note: Financial statistics shown above are on a GAAP, as-reported basis and were provided by the Consultant and obtained from the S&P's Capital IQ database.
*	Market Cap is as of December 31, 2011.
**	Revenue and Net Income are as reported for FY 2011.

        In the third quarter of 2012, the following amendments were made to our Peer Group due to corporate actions that no longer made some companies viable comparators:

  •
  Exelis replaced ITT Corporation following ITT's split into three separate, freestanding entities. Exelis is the most appropriate comparator of the post-split entities.

  •
  Pactiv was removed from the Peer Group after being acquired by Reynolds.

  •
  Sara Lee was removed from the Peer Group after splitting into two separate entities and divesting a portion of their operations.

        This amended Peer Group will be used for all 2013 pay decisions.

PROCESS FOR DETERMINING EXECUTIVE COMPENSATION

        The Committee reviews and adjusts executive target total compensation levels, including long-term incentive levels in January of each year.

        The Corporation begins the annual process by reviewing each executive officer's target total compensation in relation to the 50th percentile of both the primary and secondary market reference points, e.g., General Industry and Peer Group. The data is gathered by the Consultant and presented to the Corporation and the Committee in detailed reports providing a comparative analysis of our executive officer compensation to the market data. The Consultant works in collaboration with the Corporation's Executive Compensation Department when preparing such reports.

        Additionally, the Consultant creates tally sheets for each executive outlining each executive's annual target and actual pay in relation to competitive market information as well as total accumulated pay under various corporate performance scenarios, both recent and projected. The tally sheets are used to analyze and determine executive officer pay recommendations and understand the potential realizable compensation under various performance scenarios. The Consultant also prepares for the Committee an independent review and recommendation of the CEO's compensation. In its deliberations, the Committee meets with the CEO and other members of senior management, as appropriate, to discuss the application of the competitive benchmarking (pay and performance) relative to the unique structure and needs of the Corporation.

        The CEO's target total compensation package is set by the Committee during an executive session based on the Committee's review of the competitive information and recommendation prepared by the Consultant, assessment of the CEO's individual performance in conjunction with the financial and operating performance of the Corporation, and appropriate business judgment.

        A recommendation for the target total compensation of the Corporation's other executive officers, including the CFO and other NEOs, is made by the CEO after reviewing the executive's and the Corporation's business performance in conjunction with the executive's responsibility and experience when compared to the competitive market information prepared by the Consultant. The compensation package for the other executive officers is established by the Committee taking into consideration the recommendation of the CEO, the executive officer's individual job responsibilities, experience and overall performance, along with appropriate business judgment.

        The Committee may also adjust an executive's compensation level during the year as a result of a promotion. Such adjustments take into consideration competitive market data and a recommendation provided by the Consultant, as well as the recommendation of the CEO, which takes into account the additional responsibilities assigned and overall experience and performance of the executive.

 ELEMENTS OF BALL'S EXECUTIVE COMPENSATION PROGRAM AND 2012 PERFORMANCE

        The primary elements of the Corporation's executive compensation program are designed to be consistent with the compensation objectives described previously. The elements are outlined in the following table. The purpose of each element is also provided to demonstrate how each fits with the overall compensation objectives, specifically, stock ownership and pay-for-performance.

Component	Element	Purpose	Performance Measures	2012 Performance Outcome

Base Compensation—Current Year	Annual Base Salary	Fixed element of pay based on an individual's primary duties and responsibilities.	Individual performance and contribution based on primary duties and responsibilities.	All NEOs received base pay increases, which included increases for certain NEOs to move total compensation closer towards market as applicable.

Annual Incentive—Performance Based Cash	Annual EVA® Incentive Compensation Plan	Designed to reward achievement of specified annual corporate and/or operating unit financial goals pursuant to EVA® principles.	Actual 2012 EVA® based on the amount of corporate net operating profit after-tax, less a charge for capital employed in the business based on the Corporation's after-tax internal hurdle rate, as compared to the 2012 EVA® incentive plan target.	Resulted in an award of 185% of target for all NEOs. No amounts were banked.

Long-Term Incentive— Performance Based Cash	Long-Term Cash Incentive Plan	Designed to promote long-term creation of shareholder value in absolute terms (ROAIC) and relative terms (performance versus a group of companies in the S&P 500) and provide an executive retention incentive.	50% based on TSR over 3 years relative to a group of S&P 500 companies and 50% based on ROAIC over 3 years, as compared to targets.	The 2010 to 2012 cycle resulted in an award payment of 184.8% of target for all NEOs based on above target performance for relative TSR (67th percentile) and ROAIC (12.2%) for 3 years.

	Acquisition-Related Special Incentive Plan	Designed to promote the successful integration of a newly acquired business thereby enhancing financial returns and cash flow.	Cumulative EBIT and cumulative cash flow of the Metal Beverage Packaging Division, Americas.	The 39-month cycle ended December 31, 2012, resulted in a final award payment of 47.1%, resulting in a total cumulative award of 103.8%.

Long-Term Incentive— Performance Based Equity	Stock Options and Stock-Settled SARs	Designed to promote share ownership and long-term performance resulting in the creation of shareholder value.	Stock price performance relative to the grant date stock price (exercise price) of the stock options/SAR grants.	Stock price performance ending December 31, 2012, excluding dividends:

	Restricted Stock/RSUs	Designed to promote share ownership, provide a retention incentive and provide long-term incentive for the creation of shareholder value.	Stock price performance.	Ball vs. S&P 500 1-year: 25.3% vs. 13.4%. Ball vs. S&P 500 3-year: 73.1% vs. 27.9%.

	Deposit Shares	Designed to promote executive financial investment in the Corporation, promote share ownership and provide long-term incentive for performance resulting in the creation of shareholder value.	Attainment of required holding period and stock price performance.

	Performance-Contingent RSUs	Designed to promote share ownership through the achievement of financial returns in excess of the Corporation's weighted average cost of capital.	Actual ROAIC over 3 years, equal to or exceeding the Corporation's weighted average cost of capital established at the beginning of the performance period.	For all NEOs, resulted in 100% vesting of the 2010 to 2012 performance-contingent RSU award on January 31, 2013, based on actual ROAIC of 12.2% over the 3-year period exceeding the weighted average cost of capital target of 6.6%.

Component	Element	Purpose	Performance Measures	2012 Performance Outcome

Benefits	Life and Pension Benefits	Supports basic life and retirement income security needs.	N/A	N/A

	Supplemental Executive Retirement Plan ("SERP")	Replicates benefits provided under the qualified pension plan, not otherwise payable due to IRS qualified plan limits.

	Non-Qualified Deferred Compensation	Provides eligible participants the ability to defer certain pretax compensation into a savings plan to support retirement income or other needs.

	Perquisites and Other Personal Benefits	Noncash compensation generally nominal in value, which may consist of financial planning, corporate contributions, aircraft usage and insurance premiums. The percent of total compensation may exceed the nominal range for an executive on foreign assignment.

SPECIFICS RELATED TO THE 2012 EXECUTIVE COMPENSATION ELEMENTS

        When determining our executive target total compensation decisions in January 2012, the Committee took into account the Corporation's strong operating and financial performance in 2011, which resulted in a total return to shareholders of 4.9%, based on stock price appreciation plus reinvested dividends, compared to a 0.0% return of the S&P 500 and the 5.2% return of the Dow Jones Industrial Average. The Corporation also generated significant free cash flow of $505 million and achieved EVA® profitability greater than 2010 two-year interval levels and an after-tax return on invested capital of 12.3%. The Committee also recognized that all NEOs contributed to many other 2011 successes of the Corporation, including successfully completing the acquisition and integration of Aerocan S.A.S. in Europe; expanding our geographic reach by building new beverage can plants in Brazil, China and Vietnam; strategically redeploying assets by relocating a metal beverage can production line originally intended for a plant in Lublin, Poland, to our Belgrade, Serbia, plant; aligning our North American manufacturing footprint to better meet changing market demand; expanding specialty can production in our Fort Worth, Texas, plant capable of producing both 16- and 24-ounce cans; and expanding Ball Aerospace's manufacturing center in Westminster, Colorado, and NASA's successful launch of the Ball-built NPP satellite. These results are due in large part to our focus on disciplined growth, operational excellence and talent management.

Base Salary

        Base salary levels are set on the basis of factors such as job responsibilities, the CEO's subjective judgment of individual performance and contributions to overall business performance, experience level, internal merit increase budgets, external market base salary movement and market competitiveness as compared to 50th percentile data. The Committee reviewed base salary levels in late January 2012 and approved base salary increases for all NEOs, with changes becoming effective retroactively to January 1, 2012. These increases were approximately 3.0%—made as part of our merit increase process—with the exception of larger increases provided to Messrs. Hayes and Morrison as we continue to move their compensation towards the 50th percentile of market survey data for comparable positions, following their promotions in 2011 and 2010, respectively. Even after these market adjustments in 2012, base salary for both Messrs. Hayes and Morrison remained at a level that is below market median.

NEO	Final Target 2011 Base Salary	% Increase During Fiscal 2012	Final Target 2012 Base Salary	Rationale

John A. Hayes	$900,000	8.33%	$975,000	Increase based on market data and includes action to move his compensation closer towards market following his promotion to CEO in 2011, as well as his leadership and significant contributions to the Corporation's 2011 business performance outlined above.
Scott C. Morrison	$450,000	8.00%	$486,000	Increase based on market data and includes action to move his compensation closer towards market following his promotion to SVP and CFO in 2010, as well as his contributions to the 2011 execution of our stock repurchase plan and prudent balance sheet management.
Raymond J. Seabrook	$621,000	2.52%	$636,650	Increase based on market data, as well as his contributions to the oversight of the integration of acquisitions in aluminum extruded container and metal beverage packaging industries and significant contributions to the Corporation's 2011 business performance outlined above.
Charles E. Baker	$372,500	3.01%	$383,700	Increase based on market data, as well as his handling of a legacy environmental matter and contributions to the legal/contractual elements of the Aerocan acquisition and other business activities in 2011.
Shawn M. Barker	$260,000	3.00%	$267,800	Increase based on market data and his contributions to the establishment of a global financial consolidation and reporting system and global accounting policies and definitions.

Annual Incentive

        This short-term pay-for-performance incentive is used to encourage and reward the CEO and other NEOs for making decisions that improve performance as measured by EVA®. It is designed to produce sustained shareholder value by establishing a direct link between EVA® improvement and incentive compensation. EVA® was selected as the measure for Ball's Annual Incentive Compensation Plan because it has been demonstrated to correlate management's incentive with share price growth and shareholder returns. EVA® is computed by subtracting a charge for the use of invested capital from net operating profit after-tax as illustrated below:

EVA®	=	Net Operating Profits After Taxes ("NOPAT")	minus	Capital Charge (the Amount of Capital Invested by Ball multiplied by Ball's After-Tax Hurdle Rate)

        Generating profits in excess of both operating and capital costs (debt and equity) creates EVA®. If EVA® improves, value has been created.

        Performance Measures—Targets are established annually for each operating unit and for the Corporation as a whole based on prior performance. The Plan design motivates continuous improvement in order to achieve payouts at or above target over time.

        The Corporation's and/or operating unit's EVA® financial performance determines the amount, if any, of awards earned under the Annual Incentive Compensation Plan. Such awards are based on actual EVA® performance relative to the established EVA® target. For any one year, the EVA® target is equal to the sum of the prior year's target EVA® and one-half the amount of the prior year's EVA® gain or shortfall relative to the prior year's EVA® target and may be calculated as follows:

Current Year's EVA® Target	=	Prior Year's EVA® Target	plus	1/2	Prior Year's Actual EVA®	minus	Prior Year's EVA® Target

        Improvement in EVA® occurs when the amount of net operating profit after-tax less a charge for capital employed in the business increases over time. It establishes a direct link between annual incentive compensation and continuous improvement of return on invested capital relative to a 9% after-tax "hurdle rate." The Corporation has established 9% as the hurdle rate when evaluating capital expenditures and strategic initiatives in most regions in which we do business. This hurdle rate is above the Corporation's true cost of capital.

        For a given year, a payout at 100% of target annual incentive compensation is achieved when actual EVA® is equal to the EVA® target. Actual annual incentive payments each year can range from 0-200% of the targeted incentive opportunity based on corporate performance and/or the performance of the operating unit over which the executive has responsibility. For the Corporation's consolidated plan, a payout of 0% is realized when actual EVA® is $104 million less than targeted EVA®. A payout of 200% or greater may be achieved if actual EVA® is $52 million or higher than target EVA®. However any amounts over 200% of target are banked and remain at risk until paid over time in one-third increments whenever actual performance under the Annual Incentive Plan results in a payout of less than 200% of target. When the bank balance falls below $7,500 it is paid in full. All payments from the bank balance are made at the same time annual incentive payments are made. In 2012, the Corporation's actual EVA® performance exceeded our EVA® target by $44.3 million and resulted in a payout of 185% of target, as shown below:

EVA® Objectives for Fiscal 2012

Target	200% Payout	Actual
$117.1 million	$169.1 million	$161.4 million

        Target Incentive Percentages and 2012 Incentive Paid—A target incentive opportunity is established each year as a percentage of an executive's annual base salary and is targeted at approximately the 50th percentile of the competitive market with the opportunity to earn more for above-target performance or less for below-target performance. Each NEO's 2012 target incentive opportunity was based on the Corporation's consolidated EVA® performance. The table below summarizes for each NEO the 2012 target incentive opportunity as compared to the actual incentive paid as a result of the year's strong EVA® performance; the value paid may include a one-third increment of a prior bank balance.

	Target Annual Incentive		Actual Annual Incentive

NEO	% of Base	$ Value	% of Base	$ Value Paid

John A. Hayes	115%	$1,119,591	213%	$2,077,497
Scott C. Morrison	70%	$339,715	130%	$628,473
Raymond J. Seabrook	75%	$477,262	139%	$891,062
Charles E. Baker	50%	$191,742	93%	$354,723
Shawn M. Barker	50%	$133,825	93%	$247,576

        Certain executives including the CEO and the other NEOs may elect to defer the payment of all or a portion of their annual incentive compensation into the 2005 Deferred Compensation Plan and/or the 2005 Deferred Compensation Company Stock Plan, as described in the "Non-Qualified Deferred Compensation" section on page 46.

Long-Term Incentives

        This element of compensation is designed to provide ownership and cash opportunities to promote the achievement of longer term financial performance goals and enhanced TSR. The Corporation's long-term incentive opportunity is generally provided through a combination of equity and cash awards, which the Committee believes best matches the compensation principles for the program.

        The 2012 total target long-term incentive value awarded, and the corresponding mix of vehicles used to deliver this value, is summarized below. The majority of long-term incentive awards provide value only if the Corporation achieves positive stock price and financial performance.

		Mix of Long-Term Vehicles

NEO	Total Target Long-Term Value	% LTCIP (2012-2014 Cycle)	% Options/ SARs	% Performance- Contingent RSUs (2012-2014 Cycle)	% DSP

John A. Hayes	$5,080,427	19%	39%	41%	0%
Scott C. Morrison	$1,151,334	22%	38%	41%	0%
Raymond J. Seabrook	$1,572,578	6%	34%	55%	5%
Charles E. Baker	$675,878	22%	38%	41%	0%
Shawn M. Barker	$730,757	12%	20%	23%	44%

        This award mix was set to achieve the objectives described previously, in light of market practices and cost implications. The total target amount of long-term incentives, based on the grant date expected value, is generally established in relation to the 50th percentile of the competitive market, individual roles and responsibilities, individual performance (as outlined in the preceding Base Salary section) and the Corporation's financial and operating performance. As a result of the leadership changes in 2011, the Corporation also provided a DSP opportunity to our NEOs and broader management team to further their stock ownership and alignment with shareholder interests. The deposit share opportunity granted in 2011 required acquisition of common shares by March 2, 2012, in order to receive the matching Restricted Stock Units. Messrs. Hayes, Morrison, Seabrook and Baker acquired common shares in 2011; Messrs. Seabrook and Barker also acquired common shares during 2012, to fulfill this DSP requirement.

        This emphasis on long-term compensation, through performance-based long-term cash and equity awards, ensures a strong continued alignment with the Corporation's executive ownership and shareholder value creation objectives.

        Performance-Based Cash Awards—The Corporation's performance-based long-term cash incentive award, LTCIP, is intended to focus executives on the achievement of multiyear performance goals that will enhance shareholder value. The Corporation's TSR and ROAIC are considered in determining the amount, if any, of awards earned under the Corporation's LTCIP. Performance is measured on a cumulative basis over a three-year performance cycle. Awards pursuant to the LTCIP are generally made on an annual basis such that three performance cycles overlap. Any actual award earned is paid at the end of the three-year performance cycle. During 2012, there were three overlapping cycles underway:

  •
  2010 through 2012—Awarded in 2010, completed at the end of 2012 (included in the Summary Compensation Table).

  •
  2011 through 2013—Awarded in 2011, in process, will complete at the end of 2013, payment in early 2014 if performance measures are attained.

  •
  2012 through 2014—Awarded in 2012, in process, will complete at the end of 2014, payment in early 2015 if performance measures are attained (included in the Grants of Plan-Based Awards Table).

        The LTCIP provides executives the opportunity to earn awards based on a combination of two performance measures. One-half of the award is based on the Corporation's three-year TSR as measured against the TSRs of a group of companies in the S&P 500 excluding companies in the S&P 500 Index that are classified as being part of the Financial or Utilities industry sectors or the Transportation industry group. Companies added to the S&P 500 during the performance cycle are also excluded. TSR is measured by comparing the average daily closing price and dividends of the Corporation in the third year of the performance cycle with the average daily closing price and dividends prior to the start of the performance cycle relative to the distribution of the equivalent TSRs during the performance cycle of the group of companies as described above. The target performance requirement for the TSR measure is the 50th percentile of the S&P group described above. The other one-half of the award is based on ROAIC performance over the three-year period. ROAIC is calculated by dividing the average of the Corporation's net operating profit after-tax over the relevant performance cycle by its average invested capital over such period. The target performance requirement for the ROAIC measure is 9%, which is above the Corporation's estimated weighted average cost of capital. The target, minimum and maximum performance requirements are as follows:

Performance Measure	Minimum	Target	Maximum

TSR	37.5th percentile	50th percentile	75th percentile

ROAIC (after-tax)	7%	9%	11%

        For each measure, minimum performance results in a zero payout factor, target performance results in a 100% payout factor and maximum performance results in a 200% payout factor for the respective one-half of the award. Performance between minimum, target and maximum is extrapolated to determine the payout factor.

        Each NEO's incentive opportunity is established by considering external long-term incentive market data and the Corporation's internal pay equity and is set as a percentage of the executive's average base salary plus target annual incentive over the three-year performance cycle (i.e., average target annual cash compensation during the performance cycle).

        The executive's award for any given performance cycle is calculated as follows:

LTCIP Payment	=	Executive's Avg. Base Salary Plus Target Annual Incentive for 3-Year Cycle	times	Executive's Incentive Percentage	times	50% × TSR Payout Factor	plus	50% × ROAIC Payout Factor

        Actual payments at the end of the performance cycle for each factor (TSR and ROAIC) can range from 0-100% of the target opportunity based on actual performance relative to the established performance measures described above.

        For the 2012 through 2014 performance cycle, the incentive opportunities awarded in early 2012 to the CEO and other NEOs, and reported in the Grants of Plan-Based Awards Table, are as follows:

NEO	Target LTCIP Incentive Percentage for the 2012-2014 Performance Cycle	Target $ Value

John A. Hayes	40%	$984,927
Scott C. Morrison	25%	$251,502
Raymond J. Seabrook	25%	$92,801
Charles E. Baker	20%	$145,788
Shawn M. Barker	20%	$90,685

        For the 2010 through 2012 performance cycle, the incentive opportunities for the CEO and other NEOs were as follows:

NEO	Target LTCIP Incentive Percentage for the 2010-2012 Performance Cycle

John A. Hayes	30%—2010 40%—2011-2012
Scott C. Morrison	25%
Raymond J. Seabrook	25%
Charles E. Baker	20%
Shawn M. Barker	20%

        The target incentive percentage increase for Mr. Hayes in 2011-2012 shown above was associated with the promotion at the time of the change.

        As a result of the Corporation's actual performance for the 2010 through 2012 performance cycle of 12.2% ROAIC and 67th percentile TSR, cash payouts (made in early 2013) to the CEO and other NEOs are 184.8% of the target opportunities and reported in the Summary Compensation Table.

        Special Acquisition Incentive Plan—In conjunction with the 2009 acquisition of certain beverage can manufacturing operations, the Corporation implemented an Acquisition-Related Special Incentive Plan designed to motivate participating employees to successfully integrate the acquisition into the Corporation. Payouts under this Plan are based on cumulative EBIT and cumulative cash flow over a 39-month period, with awards, if any, made at 15 months (December 31, 2010), 27 months (December 31, 2011) and 39 months (December 31, 2012). Minimum, target and maximum values have been established for each performance measure; however, due to the competitive and sensitive nature of the financial metrics, these values have been excluded. The performance measures were based on financial metrics assumed in the acquisition valuation model, and the level of difficulty in achieving them was moderate, thus a payout at or near target is the most likely outcome. This incentive opportunity is established as a percentage of an executive's average base salary over the 39-month performance period and is provided below for each NEO.

NEO	Target Incentive Percentage

John A. Hayes	40%
Scott C. Morrison	40%
Raymond J. Seabrook	40%
Charles E. Baker	40%
Shawn M. Barker	40%

        The executive's actual award will be calculated as follows:

Special Incentive Payment	=	Executive's Avg. Annual Base Salary Over 39- Month Period	times	Executive's Annual Incentive Percentage	times	70% × EBIT Payout Factor	plus	30% × Cash Flow Payout Factor

        Actual payments at the end of the performance period can range from 0-150% of the target opportunity based on actual performance relative to the established performance measures. Actual performance between minimum (which results in zero payout), target (which results in 100% payout) and maximum (which results in 150% payout) is extrapolated to determine the payout factor. The third and final 39-month cumulative period was completed on December 31, 2012, and based on performance, the NEOs each received the final payment equal to 47.13% of the total target amount.

        Equity-Based Awards—The Corporation's equity awards may be provided through various forms (SARs, Incentive Stock Options ("ISOs"), Non-Qualified Stock Options ("NQSOs"), performance-contingent RSUs, restricted stock and RSUs), all of which are tied to the price of Ball Corporation common stock. Annual equity awards associated with target total compensation are typically granted in January on the date of the quarterly meeting of the Board; however, equity awards may be granted during the year as part of an executive's promotion or for retention purposes. In the case of newly hired executives, equity awards may be granted upon the executive joining the Corporation. Equity-based awards are determined for each NEO in order to bring target total direct compensation to the level deemed appropriate by the Committee in relation to the external market 50th percentile and each executive's roles and responsibilities.

        In January 2012, the Committee approved the award of SARs, ISOs (on a basis limited to the Internal Revenue Code statutory maximum), and performance-contingent RSUs to the CEO and other NEOs and executive officers. Each form of equity is described below. The awards were split with the value weighting of approximately 40-50% SARs/ISOs and 50-60% Performance-Contingent RSUs. Previously, in 2011 the Corporation awarded opportunities under the DSP to our NEOs and broader management team in order to further the new leadership team's Ball Corporation stock ownership; Messrs. Seabrook and Barker acquired common shares in early 2012 to fulfill this opportunity. The number and/or value of the equity awarded in 2012 to the CEO and other NEOs is reported in the Summary Compensation Table and the Grants of Plan-Based Awards Table. All equity awards are pursuant to the provisions of the 2010 Stock and Cash Incentive Plan.

  •
  Stock-Settled SARs and Stock Options:  SARs, ISOs and NQSOs are granted in order to reward executives for the creation of shareholder value, and will only provide value to executives if the price of the Corporation's stock increases. Such awards generally vest at 25% per year for four years and expire in 10 years. The grant value of each SAR, ISO or NQSO is based on the closing price of the Corporation's common stock on the date of grant.

  •
  Performance-Contingent RSUs:  The performance-contingent RSUs are granted in order to encourage executives to ensure long-term return on the Corporation's invested capital in excess of its current estimated weighted average cost of capital. The award of performance-contingent RSUs provides participants with the opportunity to receive the Corporation's common stock if the Corporation's ROAIC, during a three-year period, is equal to or exceeds the Corporation's estimated weighted average cost of capital as established at the beginning of the performance period.

  The performance period for the 2012 award is a 36-month period from January 2012 to December 2014 and the estimated weighted average cost of capital and required return for the performance period is established at 6.3%. Vesting of the units is solely based on meeting or exceeding the established performance target. If the goal is met, the entire participant's awarded units for that three-year period vest. If the target is not met, all of the participant's awarded units for that three-year period are forfeited.

  For the three-year performance period 2010 through 2012, the ROAIC target of 6.6% was exceeded; the actual ROAIC during the performance period was 12.2% and all granted units for that three-year period vested for NEOs. The value realized on vesting is reported in the Option Exercises and Stock Vested Table.

  For 2013 awards made for the 2013-2015 performance period, the Corporation's Human Resources Committee has approved two significant changes to the performance-contingent Restricted Stock Unit (RSUs) program. The changes are designed to further strengthen the alignment of pay and performance, and increase the line-of-sight between the performance-contingent RSU program going forward and achievement of the Corporation's Drive for 10 vision. The performance measure and degree of vesting in the 2013 performance-contingent RSU awards will be based on the compound growth in EVA® dollars achieved over a three-year period relative to a pre-determined performance range. Performance-contingent RSU awards in 2013 have a potential outcome from 0% to 200% for three-year compound growth achieved in EVA® dollars versus a pre-determined performance range.

  •
  Deposit Share Program/RSUs:  The Corporation may grant restricted stock or RSUs pursuant to the DSP, which was introduced in 2001. The DSP is intended to increase share ownership among certain executives who must make additional investments in the Corporation's stock in order to participate. Under this program, an executive receives one share of restricted stock or one RSU for every newly acquired share by the participant (either in the market, through the exercise and holding of stock options or settlement of SARs, or deferral of annual incentive compensation to the Deferred Compensation Company Stock Plan) during a specified acquisition period, up to a preestablished maximum number of shares. As long as the executive continues to hold the newly acquired shares, the restricted stock or units granted cliff vest four years from the date of grant; or, if stock ownership guidelines are met, 30% of the shares or units will vest at the end of the second year and third year and 40% will vest at the end of the fourth year. Restricted stock or units granted pursuant to the DSP are made on the 15th day of each month following the executive's submission of adequate documentation to the Corporation detailing the acquisition of the newly acquired shares.

  •
  Restricted Stock or RSUs:  The Committee or CEO may also grant restricted stock or RSUs not related to the DSP, which is generally associated with a promotion, employment or retention action. Pursuant to the provisions of the 2010 Stock and Cash Incentive Plan, the Committee delegated to the CEO the authority to grant up to a maximum of 10,000 restricted shares or RSUs to any one individual in a calendar year, except the CEO may not make such grants to officers of the Corporation. Any such grant is ratified by the Committee at the first Committee meeting following such grant. Grants made are generally effective at the closing stock price on the day of the grant or may be effective at the closing stock price on a specific day in the future as defined by the Committee or the CEO. As an example, the future grant of a restricted stock award may be approved pending the effective date of a promotion, employment or a specific date. These awards generally vest in either 20% or 25% increments on each anniversary of the grant date. These grants serve as a long-term incentive element, promote share ownership and may provide an executive retention incentive.

Retirement Benefits

        The Corporation strives for overall benefits to be competitive with the market. The CEO and other NEOs participate in the same benefit plans, with two exceptions noted below, and on the same terms as provided to all U.S. salaried employees. Included in these benefits are the annual pension accruals under the qualified pension plan ("Salaried Pension Plan") and contributions to the qualified 401(k) savings plan.

        The Corporation sponsors two qualified salaried defined benefit pension plans in the U.S., one covering its Aerospace subsidiary's employees and the other covering all other U.S. salaried employees. Prior to January 1, 2007, the benefits were determined by final average salary, covered compensation and years of service. Beginning in 2007, the benefit in both plans is an accumulated annual credit based on base salary, the Social Security Wage Base ("SSWB") and a multiplier that is based on service.

        The 401(k) savings plan is a tax-qualified defined contribution plan that allows U.S. salaried employees, including the NEOs, to contribute to the plan 1%-55% of their base salary up to IRS-determined limits on a before-tax basis. Prior to January 1, 2007, the Corporation matched 50% of the first 6% of base salary contributed to the plan. Beginning in 2007, the Corporation matched 100% of the first 3% of base salary contributed, and 50% of the next 2% of base salary contributed, up to a maximum match of 4% of base salary contributed.

        Certain executives, including the NEOs, also receive benefits under the non-qualified SERP, which replaces benefits otherwise available in the qualified pension plan except for limits on covered compensation in the qualified plan set by the Internal Revenue Code of 1986, as amended (the "Code"). The SERP is designed to provide retirement benefits that are calculated on base salary that exceeds the maximum amount of pay that can be included in the pension calculation under a pension plan that is tax qualified under the Code. Further information regarding the Salaried Pension Plan and the SERP are provided in the "Pension Benefits" section on page 47.

        The Corporation's pension plans and SERP provide pension benefits based on base salary only and do not include incentive compensation as part of the pension calculation.

        Additionally, the Corporation provides a deferred compensation benefit to certain employees. Under the terms of the deferred compensation program, participants are eligible to defer current annual incentive compensation to be paid and/or RSUs to be issued in the future. When amounts are deferred, the participant becomes a general unsecured creditor of the Corporation and deferred amounts become subject to claims on the same basis as other general unsecured creditors to the Corporation. The deferred compensation plans provide a means for participants to accumulate funds for retirement or other purposes.

 OTHER EXECUTIVE COMPENSATION POLICIES AND GUIDELINES

Plan Terms and Procedures

        In 2012, the annual and long-term incentives awarded were established and paid pursuant to the terms of the Ball Corporation 2010 Stock and Cash Incentive Plan and the Ball Corporation Annual EVA® Incentive Compensation Plan, which are administered by the Committee. This Plan permits grants of cash awards, stock options, SARs or stock awards (e.g., shares, restricted stock and RSUs).

Risk Assessment

        The Committee continually reviews the relationship between risk and reward in our compensation programs, both through recurring in-depth reviews and ongoing review of any program changes as they occur. At this time, the Committee does not believe that these compensation programs encourage excessive or inappropriate risk. The Corporation's internal assessment of risk confirms that our compensation arrangements do not foster undue risk taking. They are performance driven and have strong governance and control mechanisms.

        The Committee's executive compensation Consultant conducted a thorough risk assessment of our executive compensation programs in 2010, and since that time has conducted an assessment of any risk inherent in program changes that have occurred throughout each subsequent year, and reported on this to the Committee. The Consultant reviews a number of criteria regarding compensation design and governance and whether financial risks, operational risks or reputational risks may be generated through any of our programs, policies or practices. The Consultant concluded that the Corporation's pay programs do not contain any material risks. The basis for the Consultant's conclusion is that the Corporation's long-term incentives are predominantly performance contingent and tied to shareholder returns; market comparisons are reasonably utilized; ownership requirements are set out; the Corporation focuses on rewarding financial remuneration based upon EVA® performance; and there is strong Committee involvement and oversight.

Stock Ownership Guidelines

        Consistent with its stock ownership philosophy, the Corporation has established guidelines for senior management. The 2012 stock ownership guidelines (minimum requirements) are as follows:

Executive	Ownership Multiple (of Base Salary)

CEO	5 times
CFO, EVPs and SVPs	3 times
Other Executives	1 to 2 times

        As of December 31, 2012, all executive officers including the CEO and the other NEOs have met their ownership guidelines. Furthermore, the Corporation has established a 10,000 share stock ownership guideline for each nonmanagement director and all have met their ownership guidelines.

Anti-Hedging Policy

        When the Corporation's share price appreciates, an executive or director may desire to lock in a portion of that appreciation, thereby managing a portion of the economic risk associated with concentrated holdings of Ball Corporation common stock. The Corporation has evaluated the potential approaches that executives and directors can use. As a result of this review, executives are permitted to use prepaid variable forward contracts or contracts to purchase or sell Ball Corporation common stock pursuant to SEC Rule 10b5-1. Put and call options and other hedging transactions involving Corporation stock (including selling the stock "short") are not permitted.

Severance and Change in Control Benefits

        The CEO and other NEOs are covered by arrangements that specify payments in the event the executive's employment is terminated. The type and amount of payments vary by executive level and whether the termination is following a change in control of the Corporation. These severance benefits, which are competitive with General Industry practices, are payable only if the executive's employment is terminated as specified in each of the agreements. Further discussion is provided in the "Other Potential Post-Termination Employment Benefits" section on page 49.

Accounting and Tax Considerations

        When establishing pay elements or associated programs, the Committee reviews projections of the estimated pro forma expense and tax impact of all material elements of the executive compensation program. Generally, an accounting expense is accrued over the requisite service period of the particular pay element, which in many cases is equal to the performance cycle, and the Corporation realizes a tax deduction upon payment to and/or realization by the executive.

        The Plans are intended to meet the deductibility requirements of Code Section 162(m) as performance-based pay, resulting in amounts paid being tax deductible to the Corporation. Code Section 162(m) generally provides that publicly-held corporations may not deduct in any one taxable year certain compensation in excess of $1 million paid to the CEO or any other executive officer (other than the CFO as such) whose total compensation is required to be disclosed in the Summary Compensation Table by reason of being the next three most highly-compensated executive officers. To the extent that any cash compensation for any NEO, otherwise deductible for a particular tax year, would not be deductible in that year because of the limitations of Code Section 162(m), the Committee has mandated that such compensation will be deferred until retirement; however, the Committee, in its sole discretion, may approve payment of nondeductible compensation from time to time if it deems circumstances warrant it.

        Beginning January 1, 2006, the Corporation began accounting for stock-based payments including current and prior year stock options, SARs, restricted stock and RSUs in accordance with the requirements of FASB ASC Topic 718 ("Topic 718"), which addresses accounting for stock compensation.

        In December 2005, the Committee approved three new deferred compensation plans that incorporate rules applicable to non-qualified deferred compensation as provided by Code Section 409A regulations. The Corporation has administered its non-qualified deferred compensation plans in good faith compliance with the Code Section 409A regulations. In 2008, the Corporation reviewed and updated all plans and agreements to conform to Code Section 409A final regulations.

        Code Section 280G considerations related to tax reimbursements made to executives for taxes on amounts paid in the event of termination following a change in control are discussed in the narrative to the "Other Potential Post-Termination Employment Benefits" section on page 49.

TABLES AND NARRATIVES

        Set forth on pages 40 through 53 are tables showing, for the CEO, CFO, the two other highest paid executive officers and one retired NEO of the Corporation, the following: (1) fiscal year 2012 elements of compensation in summary form; (2) equity and non-equity incentives awarded in 2012; (3) outstanding stock options and stock awards held as of December 31, 2012; (4) the value realized on stock options exercised and stock awards that vested during 2012; (5) information regarding non-qualified deferred compensation; (6) projected pension benefit values; and (7) projections for other potential post-termination benefits. On page 54 is a table summarizing the fiscal year 2012 elements of compensation for the Corporation's nonemployee directors. Accompanying each table are narratives and/or footnotes intended to further the understanding of the information disclosed in the tables. The tables should be read in conjunction with the CD&A beginning on page 18, which explains the Corporation's compensation objectives and philosophy, its process for determining executive compensation and a description of the elements of compensation.

 SUMMARY COMPENSATION TABLE

        The Summary Compensation Table on page 40 represents all fiscal year 2012 elements of compensation for the Corporation's NEOs, including:

  •
  Base salary earned,

  •
  Awards earned under the Annual EVA® Incentive Compensation Plan for 2012 performance,

  •
  Awards earned under the LTCIP for the three-year performance cycle ended in 2012,

  •
  Fair value of RSU awards pursuant to the deposit share program ("DSP") and performance-contingent RSU awards granted in 2012, calculated in accordance with Topic 718, and

  •
  Fair value of stock option and SAR awards granted in 2012, calculated in accordance with Topic 718.

        The 2012 payout factors used to determine the amounts earned for the Annual EVA® Incentive Compensation Plan, Acquisition-Related Special Incentive Plan and LTCIP for the CEO, CFO and the other NEOs are provided in the "2012 Performance Outcome" column on page 28.

        In addition to these elements of compensation, the table also presents the increase in 2012 in the value of pensions payable at age 65 for the NEOs as well as above-market earnings associated with non-qualified deferred compensation. Certain of the Corporation's predecessor deferred compensation plans provide for an interest rate that is equal to the Moody's Seasoned Corporate Bond Index ("Moody's") and in some plans, an interest rate that is 5 percentage points higher than Moody's, and in others, a fixed interest rate equal to 9%. No additional deferrals are permitted into these plans. Any earnings credited to accounts within plans that provide the Moody's rate plus 5 percentage points and/or the 9% fixed interest that is in excess of above-market earnings that would have been credited at a rate that is 120% of the applicable federal long-term rate have been classified as above-market earnings on deferred compensation.

        The All Other Compensation column represents the sum of the values of:

  •
  Perquisites and other personal benefits,

  •
  Corporation contributions to defined contribution plans or deferred compensation plans,

  •
  Corporation-paid insurance premiums, and

  •
  Company match of securities purchases pursuant to the Corporation's broad-based Employee Stock Purchase Plan ("ESPP").

        The individual values are disclosed in the All Other Compensation Table that follows the Summary Compensation Table.

        Details regarding post-termination compensation are discussed in the section entitled "Other Potential Post-Termination Employment Benefits" on page 49.

Summary Compensation Table

Name & Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total ($)

John A. Hayes	2012	$973,558	$2,103,660	$1,991,840	$3,325,575	$160,588	$692,373	$9,247,594
President and CEO	2011	$896,635	$2,689,219	$1,680,526	$2,606,584	$133,969	$184,615	$8,191,548
	2010	$725,000	$1,463,050	$1,463,760	$1,885,640	$73,873	$75,868	$5,687,191

Scott C. Morrison	2012	$485,308	$467,480	$432,352	$1,056,060	$86,239	$44,149	$2,571,587
SVP and CFO	2011	$449,039	$1,146,145	$396,774	$884,656	$74,359	$45,516	$2,996,489
	2010	$400,000	$528,605	$266,760	$723,670	$39,999	$44,025	$2,003,059

Raymond J. Seabrook	2012	$636,349	$939,809	$539,968	$1,509,694	$359,101	$39,709	$4,024,631
EVP and COO Global Packaging	2011	$620,596	$1,044,858	$559,002	$1,460,930	$261,507	$42,078	$3,988,971
	2010	$600,000	$681,075	$663,480	$1,412,594	$247,548	$45,447	$3,650,144

Charles E. Baker	2012	$383,485	$275,210	$254,880	$626,596	$133,930	$34,530	$1,708,632
VP, General Counsel and	2011	$362,041	$556,516	$263,865	$597,502	$128,635	$34,600	$1,943,159
Corporate Secretary	2010	$—	$—	$—	$—	$—	$—	$—

Shawn M. Barker	2012	$267,650	$490,920	$149,152	$440,906	$39,872	$33,589	$1,422,090
VP and Controller	2011	$—	$—	$—	$—	$—	$—	$—
	2010	$—	$—	$—	$—	$—	$—	$—

(1)
Reflects the fair value of performance-contingent equity awards granted for each reported year, calculated in accordance with Topic 718 assuming the probable outcome. The assumptions used in the calculation of these amounts are included in the Corporation's Annual Report on Form 10-K in Notes 1 and 16 to the Consolidated Financial Statements for fiscal year ended December 31, 2012.

(2)
Reflects the fair value of ISO or SAR equity awards granted for each reported year, calculated in accordance with Topic 718. The assumptions used in the calculation of these amounts are included in the Corporation's Annual Report on Form 10-K in Notes 1 and 16 to the Consolidated Financial Statements for fiscal year ended December 31, 2012.

(3)
Includes payouts from the Annual Incentive Compensation Plan and LTCIP, which were earned in 2012 and paid or deferred in 2013. The detail for each NEO is as follows:

  Mr. Hayes—Annual Incentive Compensation Plan = $2,077,497, LTCIP = $1,072,734 and Special Acquisition Incentive Plan = $175,344; no portion of the annual incentive was deferred in February 2013.

  Mr. Morrison—Annual Incentive Compensation Plan = $628,473, LTCIP = $339,184 and Special Acquisition Incentive Plan = $88,403; and $157,118 of the annual incentive was deferred in February 2013.

  Mr. Seabrook—Annual Incentive Compensation Plan = $891,062, LTCIP = $499,993 and Special Acquisition Incentive Plan = $118,639; and $120,000 of the annual incentive was deferred in February 2013.

  Mr. Baker—Annual Incentive Compensation Plan = $354,723, LTCIP = $201,123 and Special Acquisition Incentive Plan = $70,750; and $177,362 of the annual incentive was deferred in February 2013.

  Mr. Barker—Annual Incentive Compensation Plan = $247,576, LTCIP = $143,523 and Special Acquisition Incentive Plan = $49,807; and $80,000 of the annual incentive was deferred in February 2013.

(4)
The aggregate change in pension value and above-market earnings, on deferred compensation for each NEO, is as follows:

  Mr. Hayes—$156,181 aggregate change in pension value and $4,407 above-market earnings on deferred compensation.

  Mr. Morrison—$86,239 aggregate change in pension value.

  Mr. Seabrook—$263,392 aggregate change in pension value and $95,709 above-market earnings on deferred compensation.

  Mr. Baker—$111,532 aggregate change in pension value and $22,398 above-market earnings on deferred compensation.

  Mr. Barker—$39,872 aggregate change in pension value.

(5)
Includes value of financial planning services, the incremental cost for the personal use of the corporate aircraft, the value of executive physical examinations, employer contributions to 401(k), employer contributions to the 2005 Deferred Compensation Company Stock Plan, employer paid disability insurance premiums and the value of the Corporation's match for the ESPP. The value for Mr. Hayes also includes employer paid expenses and tax equalization related to his foreign assignment. Additional information for all is included in the All Other Compensation Table below.

All Other Compensation Table

NEO	Perquisites and Other Personal Benefits(1)(2)	Payments/ Accruals on Termination Plans	Registrant Contributions to Defined Contribution Plans	Insurance Premiums	Discounted Securities Purchases	Registrant Contributions to Deferred Compensation Plans	Tax Reimbursements(3)	Other Payments

John A. Hayes	$11,150	$—	$10,000	$1,688	$1,200	$—	$668,335	$—
Scott C. Morrison	$11,150	$—	$10,000	$1,799	$1,200	$20,000	$—	$—
Raymond J. Seabrook	$5,602	$—	$10,000	$2,907	$1,200	$20,000	$—	$—
Charles E. Baker	$1,150	$—	$10,000	$2,180	$1,200	$20,000	$—	$—
Shawn M. Barker	$1,150	$—	$10,000	$1,399	$1,040	$20,000	$—	$—

(1)
Represents the value of $10,000 for financial planning services for Messrs. Hayes and Morrison, and $2,500 for Mr. Seabrook; the incremental costs for the personal use of the corporate aircraft for Mr. Seabrook of $1,952; and $1,150 for executive physical examinations for all NEOs.

(2)
The incremental cost of the personal use of the corporate aircraft was calculated based on the 2012 average direct operating cost apportioned among business versus nonbusiness related passengers.

(3)
The amount for Mr. Hayes includes tax equalization payments related to his foreign assignment as it is the Corporation's policy to neutralize the tax effects by limiting the assignee's tax costs to what the assignee would have paid had the assignee not resided in the foreign location. Beginning in 2010, tax reimbursements for financial planning services and spouse business travel were eliminated.

 GRANTS OF PLAN-BASED AWARDS TABLE

        The table on page 43 summarizes the plan-based awards granted by the Corporation to the NEOs during 2012, which includes the following:

  •
  Annual cash incentives pursuant to the Annual Incentive Compensation Plan for the 2012 performance cycle,

  •
  Cash-based long-term incentives under the LTCIP for the 2012 to 2014 three-year performance cycle,

  •
  Fair value of performance-contingent RSUs for the 2012 to 2014 three-year performance period, calculated in accordance with Topic 718,

  •
  Fair value of stock-settled SARs and/or Incentive Stock Options ("ISOs"), calculated in accordance with Topic 718, and

  •
  Fair value of RSUs granted pursuant to the deposit share program ("DSP"), calculated in accordance with Topic 718.

        Awards made under the Annual EVA® Incentive Compensation Plan are determined based on EVA® performance. For the NEOs, awards can range from 0-200% of target. Amounts earned in excess of 200% are banked and may be paid over time in one-third increments based on corporate and/or operating unit performance.

        Awards under the LTCIP are granted on an annual basis and are determined based on the Corporation's TSR relative to the group of S&P 500 companies described in the CD&A as well as the Corporation's ROAIC. Each executive is eligible to receive a range of awards that is based on the executive's average base salary plus target incentive compensation during the three-year performance cycle. The target and maximum award values shown in the following table reflect projected increases in target total compensation of 4% per year during the performance cycle. The actual target and maximum award values may vary depending on future changes to target total compensation and on the Corporation's performance. The award made in 2012 is for the three-year performance cycle beginning January 1, 2012, and ending December 31, 2014.

        Performance-contingent RSUs were granted to the NEOs in 2012. The awards will cliff vest after the performance cycle if the Corporation's ROAIC exceeds its weighted average cost of capital of 6.3% as established at the beginning of the performance period.

        SARs were granted to the NEOs in 2012. The awards vest annually in 25% increments starting on the first anniversary of the date of grant. Should the price of the Corporation's stock increase during the vesting period, each NEO would receive, upon exercise, a number of shares of Corporation stock that reflects the value of the appreciation over the original grant price. ISOs were also granted, on an individual basis and in compliance with IRC Section 422 to the NEOs in 2012, with a vesting schedule identical to that of the SARs.

        A DSP opportunity was not provided to the NEOs in 2012, however, a DSP opportunity was previously offered in 2011; Messrs. Hayes, Morrison, Seabrook and Baker acquired common shares in 2011; Messrs. Seabrook and Barker also acquired common shares during 2012, to fulfill this DSP requirement.

        Dividends or dividend equivalents are paid quarterly on the number of unlapsed restricted shares or RSUs accounted for on the record date used for determining dividends payable to shareholders and at the same dividend rate as paid to shareholders. Dividend equivalents related to performance-contingent RSUs granted pursuant to the 2010 Stock and Cash Incentive Plan will be accrued and paid only if the performance condition is achieved and the restrictions on the units lapse.

        The vesting of plan-based awards may be accelerated as described in the narrative to the Other Potential Post-Termination Employment Benefits Table on page 49.

Grants of Plan-Based Awards Table

										Exercise or Base Price of Equity Incentive Plan Awards or Option Awards ($ per Share)
						Estimated Future Payouts Under Equity Incentive Plan Awards Target #
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards				All Other Stock Awards: Number of Shares of Stock or Units (#)		All Other Option Awards: Number of Securities Underlying Options (#)		Grant Date Fair Value of Equity Incentive Plan Awards and Stock and Option Awards(1)
								Grant Date per Share Fair Value of All Other Stock Awards

NEO	Grant Date		Threshold ($)	Target ($)	Maximum ($)

John A. Hayes	1/1/12	(2)	$492,463	$984,927	$1,969,853
	1/1/12	(3)	$0	$1,119,591	$2,239,183
	1/25/12	(4)				55,800				$37.700	$2,103,660
	1/25/12								211,000	$37.700	$1,991,840
Scott C. Morrison	1/1/12	(2)	$120,721	$251,502	$503,004
	1/1/12	(3)	$0	$339,715	$679,431
	1/25/12	(4)				12,400				$37.700	$467,480
	1/25/12								45,800	$37.700	$432,352
Raymond J. Seabrook	1/1/12	(2)	$44,544	$92,801	$185,602
	1/1/12	(3)	$0	$477,262	$954,524
	1/25/12	(4)				23,000				$37.700	$867,100
	1/25/12								57,200	$37.700	$539,968
	4/13/12	(5)					1,700	$42.770			$72,709
Charles E. Baker	1/1/12	(2)	$72,894	$145,788	$291,577
	1/1/12	(3)	$0	$191,742	$383,485
	1/25/12	(4)				7,300				$37.700	$275,210
	1/25/12								27,000	$37.700	$254,880
Shawn M. Barker	1/1/12	(2)	$45,343	$90,685	$181,370
	1/1/12	(3)	$0	$133,825	$267,650
	1/25/12	(4)				4,400				$37.700	$165,880
	1/25/12								15,800	$37.700	$149,152
	3/15/12	(5)					8,000	$40.630			$325,040

(1)
The grant date fair value of equity incentive plan awards, based on the probable outcome of the performance condition, and stock and option awards all calculated in accordance with Topic 718, and as referenced in the Corporation's Annual Report on Form 10-K in Notes 1 and 16 to the Consolidated Financial Statements for the fiscal year ended December 31, 2012.

(2)
Represents grants made under the LTCIP. Payout levels are based on projected average base salary plus target incentive compensation over the three-year period ending December 31, 2014 (utilizing actual base salary for 2012 and 2013, and a 4% increase in base salary for 2014).

(3)
Represents grants made under the Annual Incentive Compensation Plan.

(4)
Represents performance-contingent RSUs granted January 25, 2012, at a value of $37.70 per unit, with an assumption of probable outcome if the performance measurements are met.

(5)
Represents grants made under the DSP; Mr. Seabrook's DSP grant for 1,700 shares and Mr. Barker's grant for 8,000 shares, awarded from the 2011 DSP opportunity and filled during 2012.

 OUTSTANDING EQUITY AWARDS AS OF DECEMBER 31, 2012

        The following table outlines the outstanding option awards and stock awards held by the NEOs as of December 31, 2012. The outstanding option awards and stock awards represented in the table were granted to the NEOs over a period of several years, including 2012.

	Option Awards							Stock Awards
NEO	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable(1)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)

John A. Hayes	7,464		—		—	$24.6600	4/25/2017	34,000	$1,521,500	160,230	$7,170,293
	52,536	(5)	—		—	$24.6600	4/25/2017
	83,000	(5)	—		—	$25.0550	4/23/2018
	500		500		—	$20.0400	1/28/2019
	137,250	(5)	45,750	(5)	—	$20.0400	1/28/2019
	3,400		3,400		—	$25.2250	1/27/2020
	103,600	(5)	103,600	(5)	—	$25.2250	1/27/2020
	42,990		128,970	(5)	—	$35.8350	1/26/2021
			1,800			$37.7000	1/25/2022
	—		209,200	(5)	—	$37.7000	1/25/2022
Scott C. Morrison	8,520		—		—	$19.8700	4/27/2015	26,200	$1,172,450	38,000	$1,700,500
	7,828		—		—	$21.8450	4/26/2016
	14,000	(5)	—		—	$21.8450	4/26/2016
	6,328		—		—	$24.6600	4/25/2017
	17,672	(5)	—		—	$24.6600	4/25/2017
	18,000	(5)	—		—	$25.0550	4/23/2018
	2,550		1,700		—	$20.0400	1/28/2019
	23,700	(5)	15,800	(5)	—	$20.0400	1/28/2019
	3,400		3,400		—	$25.2250	1/27/2020
	16,100	(5)	16,100	(5)	—	$25.2250	1/27/2020
	10,150		30,450	(5)	—	$35.8350	1/26/2021
	—		400			$37.7000	1/25/2022
	—		45,400	(5)	—	$37.7000	1/25/2022
Raymond J. Seabrook	39,000		—		—	$19.8700	12/31/2014			73,000	$3,266,750
	62,000	(5)	—		—	$21.8450	12/31/2014
	65,000	(5)	—		—	$24.6600	4/25/2017
	62,900	(5)	—		—	$25.0550	12/31/2017
	96,000	(5)	32,000	(5)	—	$20.0400	12/31/2017
	—		3,400		—	$25.2250	12/31/2017
	45,100	(5)	45,100	(5)	—	$25.2250	12/31/2017
	14,300	(5)	42,900	(5)	—	$35.8350	12/31/2017
	—		2,700		—	$37.7000	12/31/2017
	—		54,500	(5)	—	$37.7000	12/31/2017
Charles E. Baker	14,000		—		—	$19.8700	4/27/2015	8,000	$358,000	24,200	$1,082,950
	2,000		—		—	$21.8450	4/26/2016
	24,000	(5)	—		—	$21.8450	4/26/2016
	2,680		—		—	$24.6600	4/25/2017
	29,320	(5)	—		—	$24.6600	4/25/2017
	26,000	(5)	—		—	$25.0550	4/23/2018
	5,850		1,950		—	$20.0400	1/28/2019
	36,150	(5)	12,050	(5)	—	$20.0400	1/28/2019
	3,500		3,500		—	$25.2250	1/27/2020
	16,000	(5)	16,000	(5)	—	$25.2250	1/27/2020
	6,750	(5)	20,250	(5)	—	$35.8350	1/26/2021
	—		27,000	(5)	—	$37.7000	1/25/2022
Shawn M. Barker	2,625		—		—	$25.0550	4/23/2018	13,350	$597,413	14,800	$662,300
	1,500	(5)	—		—	$25.0550	4/23/2018
	4,500		2,000		—	$20.0400	1/28/2019
	—		2,500	(5)	—	$20.0400	1/28/2019
	300		300		—	$25.2250	1/27/2020
	—		9,400	(5)	—	$25.2250	1/27/2020
	3,950	(5)	11,850	(5)	—	$35.8350	1/26/2021
	—		15,800	(5)	—	$37.7000	1/25/2022

(1)
The vesting schedule for the unexercisable stock options and SARs become exercisable in 25% annual increments on the anniversary of the grant date, beginning on the first anniversary.

(2)
The vesting schedule for units not yet vested for each NEO is as follows:

  Mr. Hayes—4,000 on January 23, 2013, 9,000 on March 15 in years 2013 and 2014, and 12,000 on March 15, 2015.

  Mr. Morrison—1,800 on June 15, 2013, 2,400 on June 15, 2014, 6,600 on March 15 in years 2013 and 2014, and 8,800 on March 15, 2015.

  Mr. Baker—2,400 on March 15 in years 2013 and 2014, and 3,200 on March 15, 2015.

  Mr. Barker—1,051 on March 15, 2013, 400 on July 14 in years 2013 and 2014, 450 on September 15, 2013, 3,450 on March 15, 2014, 600 on September 15, 2014, 3,799 on March 15, 2015, and 3,200 on March 15, 2016.

(3)
The market value of shares is based on $44.75, the closing price of Ball Corporation common stock on December 31, 2012.

(4)
The vesting date for the units not yet vested for each NEO for January 31 in years 2013, 2014 and 2015, contingent on meeting the performance goal of the period ending December 31 in years 2012, 2013 and 2014, respectively, is as follows:

	January 31, 2013	January 31, 2014	January 31, 2015
Mr. Hayes	58,000	46,430	55,800
Mr. Morrison	14,600	11,000	12,400
Mr. Seabrook	27,000	23,000	23,000
Mr. Baker	9,600	7,300	7,300
Mr. Barker	6,000	4,400	4,400
(5)
Represents a grant of stock-settled SARs.

OPTION EXERCISES AND STOCK VESTED IN 2012

        The following table summarizes for each NEO the options exercised and the stock awards vested during 2012. The options that were exercised by each NEO were granted in prior years and became exercisable pursuant to a prescribed vesting schedule. The value realized on exercise reflects the appreciation in the stock price from the option base price on grant date to the exercise date and is reported on a before-tax basis. The shares acquired upon vesting for each NEO were for restricted stock/units granted in prior years that vested pursuant to a prescribed vesting schedule. The value realized reflects the closing stock price on the vesting date and is also reported on a before-tax basis. NEOs can defer the receipt of units of certain awards into the Ball Corporation 2005 Deferred Compensation Company Stock Plan, pursuant to which distributions may take place no earlier than the participant's separation from service. Information regarding the 2005 Deferred Compensation Company Stock Plan is provided in the "Non-Qualified Deferred Compensation" section that follows. Footnotes are provided to detail circumstances when amounts realized upon vesting were deferred. The value realized on vesting also includes the vested value of dividend equivalents paid during 2012 on outstanding restricted stock or RSUs.

	Option Awards		Stock Awards

NEO	Number of Shares Acquired on Exercise	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting(2)	Value Realized on Vesting ($)(1)(2)(3)

John A. Hayes	54,586	$2,078,391	46,000	$1,836,880
Scott C. Morrison	10,000	$281,775	9,800	$407,710
Raymond J. Seabrook	67,063	$1,841,962	31,896	$1,281,844
Charles E. Baker	11,850	$252,654	12,000	$478,160
Shawn M. Barker	11,036	$388,505	4,850	$200,163

(1)
Value realized on vesting is based on the closing stock price on the day the RSUs vested.

(2)
Amounts deferred to the 2005 Deferred Compensation Company Stock Plan upon vesting of stock awards for each NEO is as follows:

  Mr. Morrison—Deferred 4,000 vested RSUs valued at $157,040.

  Mr. Seabrook—Deferred 20,000 vested RSUs valued at $785,200.

  Mr. Barker—Deferred 2,337 vested RSUs valued at $93,105.

(3)
Value realized on vesting also includes the value of dividend equivalents vested and paid during 2012 on outstanding restricted stock or RSU balances eligible for dividend equivalents on the record date at a dividend rate equal to that paid to the Corporation's common shareholders. Dividend equivalents paid during 2012 for each NEO is as follows:

  Mr. Hayes—$36,800

  Mr. Morrison—$16,680

  Mr. Seabrook—$13,708

  Mr. Baker—$7,040

  Mr. Barker—$7,155

 NON-QUALIFIED DEFERRED COMPENSATION

        The Corporation has three active deferred compensation plans to which eligible participants may make contributions: the 2005 Ball Corporation Deferred Compensation Plan, the 2005 Ball Corporation Deferred Compensation Company Stock Plan, and the 2005 Ball Corporation Deferred Compensation Plan for Directors.

  •
  2005 Deferred Compensation Plan and Deferred Compensation Plan for Directors—Eligible employee participants may defer payment of a portion or all of their annual incentive compensation, and nonemployee members of the Corporation's Board may defer a portion or all of their annual director fees; and may also include the deferral of payments of other forms of a NEO's cash compensation, as mandated by the Committee, to the extent that such compensation would not be deductible in a given year as a result of the limitations of Code Section 162(m). Amounts deferred or credited are notionally invested among various investment funds where the balance is not actually invested in investment funds, but the return on the participant's balance is determined as if the amounts were invested in those funds. The menu of investment funds consists of 15 mutual fund-like investments. The one-year annual rate of return of the funds ranged from 0.05% to 22.25%, and the three-year average annual rate of return of the funds ranged from a 0.06% to 18.43%. Distributions are based on the payment schedule elected by the participant, and may occur in service or commence at a defined point no sooner than six months following separation of service, in the form of either a lump sum and/or annual installments ranging between two and fifteen years.

  •
  2005 Deferred Compensation Company Stock Plan—Eligible employee participants may defer payment of a portion or all of their annual incentive compensation, and nonemployee members of the Corporation's Board as participants may defer payment of a portion or all of their annual director fees. Elections to defer annual incentive compensation or director fees are made annually. Participants may also elect to defer the issuance of RSUs. Amounts are deferred or credited to a participant account as stock units with each unit having the value equivalent to one share of Ball Corporation common stock, and also receive a 20% Corporation match with a maximum match of $20,000 per year. Pursuant to specified timing rules, participants may reallocate a prescribed percentage of units to other mutual fund-like investments; however, at least 50% of the balance will remain in stock units until retirement. Dividend equivalents, applicable to any balance denominated in units, are credited to participant accounts as of each dividend payment date for the Corporation's common stock. Distributions follow the payment schedule elected by the participant and may commence at a defined point no sooner than six months following separation of service, in the form of a lump sum and/or annual installments ranging between two and fifteen years.

        The basis for investment earnings on prior plans varies as follows:

  •
  2001 Deferred Compensation Plan and 2002 Deferred Compensation Plan for Directors—Balance is notionally invested in mutual fund-like investments.

  •
  2000 Deferred Compensation Company Stock Plan—Balance is represented in the form of stock units, with each unit having a value equivalent to one share of Ball Corporation common stock. Dividend equivalents are credited to the account as of each dividend payment date for the Corporation's common stock.

  •
  1989 Deferred Compensation Plan—Provides for an annual return equal to the average composite yield on Moody's for the 12 months ending October 31.

  •
  1986 Deferred Compensation Plan and 1986 Deferred Compensation Plan for Directors and 1988 Deferred Compensation Plan—Provides for an annual return equal to the average composite yield on Moody's for the 12 months ending October 31 plus 5 percentage points; additionally, the 1988 Deferred Compensation Plan includes a fixed rate set by the Corporation at 9% for company directed deferrals.

  •
  Ball-InCon Deferred Compensation Plan—Depending on the time of the initial deferral, the plan provides for an annual return equal to the average composite yield on Moody's for the 12 months ending October 31 or the Moody's rate plus 5 percentage points.

        The following table provides information related to the Corporation's deferred compensation plans. The Aggregate Balance at Last FYE column represents compensation earned, deferred and accumulated by the NEOs over many years and does not represent current year compensation.

Non-Qualified Deferred Compensation Table

NEO	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)

John A. Hayes	$—	$—	$2,090,334	$—	$10,781,501
Scott C. Morrison	$431,403	$20,000	$1,038,164	$—	$5,667,312
Raymond J. Seabrook	$885,200	$20,000	$3,284,489	$—	$18,400,988
Charles E. Baker	$200,000	$20,000	$486,470	$—	$3,343,716
Shawn M. Barker	$166,371	$20,000	$107,855	$—	$604,111

  Mr. Hayes—$4,407 of the Aggregate Earnings are reported as compensation in the Summary Compensation Table for fiscal year 2012 and $2,060,517 of the Aggregate Balance was reported as compensation in the Summary Compensation Table since 2006. The Aggregate Earnings reflects $304,350 from cash accounts composed of $6,397 based on Moody's rate plus 5 percentage points and $297,953 based on notional investments in investment funds, plus $1,785,984 based on an increase in value and dividend equivalents on equity accounts.

  Mr. Morrison—$20,000 of the Registrant Contributions is reported as compensation in the Summary Compensation Table for fiscal year 2012 and $662,213 of the Aggregate Balance was reported as compensation in the Summary Compensation Table since 2010. The Aggregate Earnings reflects $94,795 from cash accounts composed of notional investments in investment funds, plus $943,369 based on an increase in value and dividend equivalents on equity accounts.

  Mr. Seabrook—$20,000 of the Registrant Contributions and $95,709 of the Aggregate Earnings are reported as compensation in the Summary Compensation Table for fiscal year 2012 and $3,271,531 of the Aggregate Balance has been reported as compensation in the Summary Compensation Table since 2006. The Aggregate Earnings reflects $412,238 from cash accounts composed of $138,928 based on Moody's rate plus 5 percentage points, $7,106 based on Moody's rate and $266,204 based on notional investments in investment funds, plus $2,872,251 based on an increase in value and dividend equivalents on equity accounts.

  Mr. Baker—$20,000 of the Registrant Contributions and $22,398 of the Aggregate Earnings are reported as compensation in the Summary Compensation Table for fiscal year 2012 and $284,775 of the Aggregate Balance has been reported as compensation in the Summary Compensation Table since 2011. The Aggregate Earnings reflects $144,616 from cash accounts composed of $32,512 based on Moody's rate plus 5 percentage points, $1,526 based on Moody's rate and $110,577 based on notional investments in investment funds, plus $341,854 based on an increase in value and dividend equivalents on equity accounts.

  Mr. Barker—$20,000 of the Registrant Contributions is reported as compensation in the Summary Compensation Table for fiscal year 2012. The Aggregate Earnings reflects $3,593 from cash accounts based on notional investments in investment funds, plus $104,262 based on an increase in value and dividend equivalents on equity accounts.

PENSION BENEFITS

        Retirement benefits are provided to the NEOs under a qualified salaried defined benefit pension plan and a non-qualified Supplemental Executive Retirement Plan ("SERP"). The Pension Benefits Table on page 49 shows each NEO's number of years of credited service, present value of accumulated benefits and payments during fiscal year 2012 for the qualified plan and the SERP. The present value of the accumulated benefit is the December 31, 2012, value of the annual benefit that was earned as of December 31, 2012.

        The Corporation offers two qualified salaried defined benefit pension plans in the U.S. that provide the same benefits. One plan covers its Aerospace subsidiary's salaried employees and the other covers all other U.S. salaried employees. The NEOs are covered under the latter. The qualified plans were designed to provide tax-qualified pension benefits that are generally available to all U.S. salaried employees. Effective January 1, 2007, the Corporation changed the formula by which the accrued pension benefit under the plans is determined. Prior to January 1, 2007, the accrued pension benefit expressed as a monthly annuity payable at age 65 was based on final average salary, covered compensation and years of service. After January 1, 2007, the accrued pension benefit is a monthly annuity that is equivalent to a lump sum payable when the participant reaches age 65 calculated on base salary each year, the Social Security Wage Base ("SSWB") and a multiple based on years of service. Payments of accrued benefits earned may be in the form of an annuity, lump sum or a combination of both, depending on the election of the participant at retirement. The Corporation also sponsors a non-qualified SERP that mirrors the pension plans and is designed to replace the benefits that would have been provided under the pension plans if they were not subject to IRS-imposed limits. Under the Code, the maximum permissible benefit from the qualified plans for retirement in 2012 is $200,000 and annual compensation exceeding $250,000 in 2012 cannot be considered in computing the maximum permissible benefit under the plans.

Terms for Accrued Benefits Prior to January 1, 2007

        The monthly accrued benefit for benefits earned prior to January 1, 2007, was determined according to the following formula:

  •
  1% times Final Monthly Average Salary plus 0.5% times Final Monthly Average Salary in excess of Covered Compensation times Benefit Service through December 31, 2006, up to a maximum of 35 years, where

  •
  Salary is defined to be a NEO's monthly base salary excluding bonus and incentive compensation.

        Final Monthly Average Salary is calculated based on the highest average for any 60 consecutive months out of the last 120 months, through December 31, 2006.

        Covered Compensation is an average of the SSWB in effect during a NEO's career. The SSWB is the maximum monthly amount of income on which FICA taxes are due. The years included in the average are the 35 years ending in the year the NEO is eligible for an unreduced social security benefit. This portion of the benefit formula accounts for the fact that social security does not cover earnings over a certain level.

        Benefit Service is a NEO's service as a salaried employee with the Corporation plus any service with a predecessor plan as appropriate. Participants are 100% vested in their benefit at the time they are credited with five or more years of service with the Corporation.

        Normal retirement age under the plan is 65 with a minimum of five years of benefit service, but a participant may elect to receive payment upon termination or at any time after reaching age 55. Benefits paid before age 65 are subject to reduction based on the age and service at termination. Participants who terminate employment after age 55 with at least 10 years of vesting service will receive a reduction of benefit equal to 4% for each year that benefit commencement age precedes age 65 but is greater than age 60, and a 6% reduction for each year that benefit commencement age precedes age 60. Benefits for participants not meeting these requirements are reduced for payment prior to age 65 on an actuarial equivalent basis.

Terms for Accrued Benefits Beginning January 1, 2007

        The monthly annuity, which is the equivalent of a lump sum benefit payable at age 65, is based on a percentage of the participant's base pay each year as follows:

If, at the beginning of the year, benefit service is:	Annual lump sum benefit accrued and payable at age 65

0 to 9 full years of benefit service	11.5% of base pay + 5% of base pay over 50% of SSWB(1)

10 to 19 full years of benefit service	13.0% of base pay + 5% of base pay over 50% of SSWB(1)

20 or more full years of benefit service	15.0% of base pay + 5% of base pay over 50% of SSWB(1)

(1)
SSWB is the maximum earnings on which the participant pays FICA tax each year. This portion of the pension formula accounts for the fact that social security does not cover earnings over a certain level.

        Base pay is the NEO's base salary during the calendar year excluding incentive compensation, severance pay or vacation payouts.

        Upon termination or retirement, the vested pension benefit accrued beginning January 1, 2007, may be paid to the participant in either a lump sum or annuity. If the benefit is paid prior to age 65, the benefit will be reduced 5% compounded annually for each year the payment is made before such age.

Terms for SERP Accrued Benefits

        Since the SERP mirrors the qualified pension plan, the formulas for deriving the SERP accrued benefits are the same as those described above for the pension plans; however, the amount of retirement benefit the participants receive is equal to the difference between the benefit calculated without IRS limits and the benefits calculated using the IRS limits. Effective January 1, 2007, the SERP was amended by the Committee to provide participants with benefits accrued as of December 31, 2006, a one-time option to elect the form of payment under which the participant will receive benefits in the future. The payment options available consist of various annuities and a lump sum. For all SERP benefits accrued beginning January 1, 2007, participants will receive benefits only in the form of a lump sum. In accordance with Code Section 409A, payments from the SERP will commence six months after termination of employment. The SERP was also amended to provide that when determining lump sum payments, the SERP would use the same assumptions that exist in the salaried retirement plans except that the interest rate used shall be equal to four-fifths of the interest rate used to determine lump sum benefits under those salaried retirement plans in recognition that payments from the SERP cannot be rolled into a tax-deferred account such as an IRA.

Present Value Assumptions

        The Present Value of Accumulated Benefit reported in the table below is based on the following assumptions, which are consistent with those used for the Corporation's Consolidated Financial Statements for fiscal year ending December 31, 2012:

Discount Rate	4.125%

Mortality	RP-2000 Mortality Table—projected 15 years

Preretirement Decrements	None

Qualified Form of Pension Payment	Life Only Annuity—50% & Lump Sum—50%

Pension Benefits Table

NEO	Plan Name	Number of Years Credited Service	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)

John A. Hayes	Qualified	13.9	$240,227	$—
	SERP	13.9	$280,454	$—
Scott C. Morrison	Qualified	12.3	$240,560	$—
	SERP	12.3	$70,062	$—
Raymond J. Seabrook	Qualified	20.2	$716,130	$—
	SERP	20.2	$324,681	$—
Charles E. Baker	Qualified	19.5	$456,161	$—
	SERP	19.5	$108,148	$—
Shawn M. Barker	Qualified	12.0	$134,174	$—
	SERP	12.0	$3,075	$—

OTHER POTENTIAL POST-TERMINATION EMPLOYMENT BENEFITS

        This section provides information related to the potential post-termination employment benefits that could be payable or due to the CEO and other NEOs under various termination scenarios. Such potential benefits payable or due may result from the Corporation's obligation to the executive under (1) any existing compensation and benefit plan, policy, practice or program of the Corporation that is generally available to all participants, or (2) under any agreement specifically entered into by the Corporation and the executive.

        In general, the compensation and benefit elements provided to employees, including the CEO and other NEOs, are governed by provisions, terms or procedures of plan documents, policies and practices that define the rights of and the obligations due to the participant in the case of termination of employment. These provisions, terms or procedures apply to all employees, including the CEO and other NEOs receiving such compensation or benefit. Such compensation and benefit elements would include annual incentive compensation, long-term cash incentives, long-term equity incentives, retirement benefits and deferred compensation.

        The Corporation has entered into certain severance benefit and change in control agreements with the CEO and other NEOs which contain provisions that require the Corporation to provide post-termination payments or benefits to each executive in the event of termination of employment without cause or termination following a change in control of the Corporation. The Corporation does not have employment agreements with any of these executives. The respective agreements with the NEOs contain customary non-compete provisions, non-solicitation provisions, non-disparagement provisions and confidentiality covenants, and were amended and restated in 2008 to conform with Code Section 409A.

        The key provisions, terms or procedures that would apply to the CEO and other NEOs for the various compensation and benefit elements under various termination scenarios are summarized in the table below. It is followed by another table containing an estimate of the compensation payable or the value of compensation elements due to the CEO and other NEOs under the various termination scenarios assuming termination was effective at the end of the fiscal year 2012.

Post-Termination Employment Benefits Summary

Component	Voluntary or Termination for Cause	Death	Disability	Termination Without Cause	Termination Following a Change in Control

Cash Severance	No additional benefits received.	No additional benefits received.	No additional benefits received.	CEO—2 times base salary plus target annual incentive. All Other NEOs—1.25 to 1.5 times base salary plus target annual incentive. Form of payment to all NEOs is a lump sum.	All NEOs—2 times base salary plus target annual incentive, which is paid in a lump sum.

Treatment of Annual Incentives	If terminated mid-performance cycle, NEOs age 55 or above receive a prorated portion of the award at the end of the performance cycle contingent on meeting the performance goal.	If death occurs mid-performance cycle, NEOs' beneficiaries receive a prorated portion of the award at the end of the performance cycle contingent on meeting the performance goal.	If disability occurs mid-performance cycle, NEOs receive a prorated portion of the award at the end of the performance cycle contingent on meeting the performance goal.	If terminated mid-performance cycle, NEOs receive a prorated portion of the award at the end of the performance cycle contingent on meeting the performance goal.	If terminated mid-performance cycle, NEOs receive a prorated portion of the target award.

Treatment of Long-Term Cash Incentives	If terminated mid-performance cycle, NEOs age 55 or above receive a prorated portion of the award at the end of the performance cycle contingent on meeting the performance goal.	If death occurs mid-performance cycle, NEOs' beneficiaries receive a prorated portion of the award at the end of the performance cycle contingent on meeting the performance goal.	If disability occurs mid-performance cycle, NEOs receive a prorated portion of the award at the end of the performance cycle contingent on meeting the performance goal.	If terminated mid-performance cycle, NEOs age 55 or above receive a prorated portion of the award at the end of the performance cycle contingent on meeting the performance goal.	LTCIP—NEOs receive a lump sum payment based on the performance at the end of the calendar year immediately preceding the change in control.
Special Acquisition—NEOs receive a prorated portion of the target award.

Treatment of Restricted Stock/ Deposit Shares	Restricted Stock/Units—All unvested stock/units are forfeited. Deposit Shares—NEOs age 55 or above receive a prorated portion of unvested stock/units. All other NEOs forfeit unvested stock/units.	Restricted Stock/Units—All unvested stock/units vest. Deposit Shares—All unvested stock/units vest.	Restricted Stock/Units—All unvested stock/units vest. Deposit Shares—All unvested stock/units vest.	Restricted Stock/Units—All unvested stock/units are forfeited. Deposit Shares—NEOs age 55 or above receive a prorated portion of unvested stock/units. All other NEOs forfeit unvested stock/units.	Restricted Stock/Units—All unvested stock/units vest. Deposit Shares—All unvested stock/units vest.

Component	Voluntary or Termination for Cause	Death	Disability	Termination Without Cause	Termination Following a Change in Control

Treatment of Performance- Contingent RSUs	For NEOs age 55 or above with 15 years of service or age 60 or above with 10 years of service and who have signed a non-competition agreement, unvested units will cliff vest on the vest date if the performance measure is achieved. For all other NEOs, the unvested units are forfeited.	All unvested units vest.	All unvested units vest.	For NEOs age 55 or above with 15 years of service or age 60 or above with 10 years of service and who have signed a non-competition agreement, unvested units will cliff vest on the vest date if the performance measure is achieved. For all other NEOs, the unvested units are forfeited.	All unvested units vest.

Treatment of Stock Options	Stock Options Granted Prior to 2007—Unvested shares are forfeited. For NEOs age 55 or above, options remain exercisable for a maximum of 2 years (90 days for ISOs). For all other NEOs, the options remain exercisable for 30 days.

Stock Options Granted in 2007 or After—For NEOs age 55 or above with 15 years of service or age 60 or above with 10 years of service and who have signed a non-competition agreement, unvested options will continue to vest under the normal schedule and options will remain exercisable for a maximum of 5 years (90 days for ISOs). For all other NEOs, the same provisions as those described above for grants made prior to 2007 are applicable.

Stock Options—All options vest.	Stock Options—Shares continue to vest pursuant to the original vesting schedule.	Stock Options Granted Prior to 2007—Unvested shares are forfeited. For NEOs age 55 or above, options remain exercisable for a maximum of 2 years (90 days for ISOs). For all other NEOs, the options remain exercisable for 30 days.

Stock Options Granted in 2007 or After—For NEOs age 55 or above with 15 years of service or age 60 or above with 10 years of service and who have signed a non-competition agreement, unvested options will continue to vest under the normal schedule and options will remain exercisable for a maximum of 5 years (90 days for ISOs). For all other NEOs, the same provisions as those described above for grants made prior to 2007 are applicable.

Stock Options—All options vest and in lieu of common stock issuable upon exercise, the NEOs are paid a lump sum amount equal to the number of outstanding shares underlying the options times the excess of the closing stock price on the date of termination over the exercise price.

Retirement Benefits	No additional benefits received.	No additional benefits received.	No additional benefits received.	CEO—Paid a lump sum amount equal to an additional 2 years of service credited. All Other NEOs—Paid a lump sum amount equal to an additional 1.25 to 1.5 years of service credited.	All NEOs—Paid a lump sum amount equal to an additional 2 years of service credited.

Health and Welfare Benefits	No additional benefits received.	No additional benefits received.	Continue for period of disability.	CEO—Continued for 2 years. All Other NEOs— Continued for 1.25 to 1.5 years.	All NEOs—Continued for 2 years.

Component	Voluntary or Termination for Cause	Death	Disability	Termination Without Cause	Termination Following a Change in Control

Other Benefits	Financial planning services valued at $10,000 per year for 2 years.	No additional benefits received.	No additional benefits received. Long-term disability payment of up to $15,000 per month.	Outplacement benefits valued at $20,000. Financial planning services valued at $10,000 per year for 2 years.	Outplacement benefits valued at $20,000. Payment for excise taxes incurred as a result of Code Section 280G excess payments, if applicable.

        A termination without cause will be triggered if the NEO is terminated in either an Actual Termination not for cause or a Constructive Termination. An Actual Termination is any termination by the Corporation for reasons other than death or disability or for cause or by the executive for reasons other than Constructive Termination. A Constructive Termination means, in general terms, any significant reduction in duties, compensation or benefits or change of office location from those in effect immediately prior to the change in control, unless agreed to by the executive.

        Payments associated with a termination following a change in control will be triggered if both of the following two events occur:

1.
A change in control occurs. A "change in control" can occur by virtue, in general terms, of an acquisition by any person of 30% or more of the Corporation's voting shares, a merger in which the shareholders of the Corporation before the merger own 50% or less of the Corporation's voting shares after the merger, shareholder approval of a plan of liquidation or a plan to sell or dispose of substantially all of the assets of the Corporation, and if, during any two-year period, directors at the beginning of the period fail to constitute a majority of the Board.

2.
The executive is terminated in either an Actual Termination or a Constructive Termination not for cause.

        With respect to change in control agreements executed prior to 2010, in the event benefits are paid because of a change in control and such benefits are subject to Code Section 280G, the Corporation would reimburse the executive for such excise taxes paid, together with taxes incurred as a result of such reimbursement. Beginning in 2010, all newly executed change in control agreements do not include excise tax reimbursement.

        The table below represents the amounts potentially payable to the NEOs under various termination scenarios. The values assume termination on December 31, 2012, with stock awards and unexercisable stock options benefit values based on the Corporation's December 31, 2012, stock price of $44.75.

Estimated Post-Termination Employment Benefits Table

NEO		Voluntary or for Cause	Death	Disability	Without Cause	Change in Control

John A. Hayes	Cash Severance	—	—	—	4,186,298	4,186,298
	Long-Term Cash Incentive	—	797,276	797,276	—	1,559,944
	Outstanding Stock Awards	—	1,521,500	1,521,500	—	1,521,500
	Outstanding Performance Awards	—	7,170,293	7,170,293	—	7,170,293
	Unexercisable Stock Options	—	5,869,330	5,869,330	—	5,869,330
	Retirement Benefits	—	—	—	173,450	173,450
	Health & Welfare	—	—	—	36,317	40,133
	Perquisites	20,000	—	—	40,000	20,000

	Total	$20,000	$15,358,399	$15,358,399	$4,436,065	$20,540,948

Scott C. Morrison	Cash Severance	—	—	—	1,237,534	1,650,046
	Long-Term Cash Incentive	—	199,247	199,247	—	389,968
	Outstanding Stock Awards	—	1,172,450	1,172,450	—	1,172,450
	Outstanding Performance Awards	—	1,700,500	1,700,500	—	1,700,500
	Unexercisable Stock Options	—	1,191,302	1,191,302	—	1,191,302
	Retirement Benefits	—	—	—	69,028	97,066
	Health & Welfare	—	—	—	28,634	43,076
	Perquisites	20,000	—	—	40,000	20,000

	Total	$20,000	$4,263,499	$4,263,499	$1,375,196	$6,264,407

Raymond J. Seabrook	Cash Severance	—	—	—	—	—
	Long-Term Cash Incentive	276,105	276,105	276,105	276,105	540,704
	Outstanding Stock Awards	—	—	—	—	—
	Outstanding Performance Awards	3,266,750	3,266,750	3,266,750	3,266,750	3,266,750
	Unexercisable Stock Options	2,523,396	2,523,396	2,523,396	2,523,396	2,523,396
	Retirement Benefits	—	—	—	—	—
	Health & Welfare	—	—	—	—	—
	Perquisites	—	—	—	—	—

	Total	$6,066,251	$6,066,251	$6,066,251	$6,066,251	$6,330,850

Charles E. Baker	Cash Severance	—	—	—	719,034	1,150,454
	Long-Term Cash Incentive	—	221,047	221,047	—	221,047
	Outstanding Stock Awards	—	358,000	358,000	—	358,000
	Outstanding Performance Awards	—	1,082,950	1,082,950	—	1,082,950
	Unexercisable Stock Options	—	1,097,556	1,097,556	—	1,097,556
	Retirement Benefits	—	—	—	57,026	101,071
	Health & Welfare	—	—	—	21,982	41,461
	Perquisites	20,000	—	—	40,000	20,000

	Total	$20,000	$2,759,553	$2,759,553	$838,042	$4,072,541

Shawn M. Barker	Cash Severance	—	—	—	501,844	802,950
	Long-Term Cash Incentive	—	155,703	155,703	—	155,703
	Outstanding Stock Awards	—	597,413	597,413	—	597,413
	Outstanding Performance Awards	—	662,300	662,300	—	662,300
	Unexercisable Stock Options	—	517,620	517,620	—	517,620
	Retirement Benefits	—	—	—	22,324	38,539
	Health & Welfare	—	—	—	7,879	16,672
	Perquisites	20,000	—	—	40,000	20,000

	Total	$20,000	$1,933,036	$1,933,036	$572,047	$2,811,197

 DIRECTOR COMPENSATION

        The table set forth below summarizes the 2012 compensation paid to each of the Corporation's nonemployee directors. The elements of the nonemployee director compensation program are evaluated and determined by the Nominating/Corporate Governance Committee, which takes into account market data provided by the Consultant. Effective January 1, 2012, the director compensation program consisted of a $70,000 annual fixed cash retainer, a $15,000 target annual incentive cash retainer, an annual restricted stock award valued at $115,000, an $8,000 annual committee chair cash retainer, and a $200,000 annual chairman of board cash retainer. The annual incentive retainer is subject to the Corporation's performance under the same performance measures as the Annual EVA® Incentive Compensation Plan, which is based on EVA® principles. The actual amount paid may range from $0-$30,000. Additionally, a newly elected director will be awarded a one-time grant of 3,000 RSUs upon joining the Board. The elements of deferral for nonemployee directors are detailed in the "Non-Qualified Deferred Compensation" section. The table below sets out the compensation earned for 2012, with any other compensation payments noted. The Corporation has established a 10,000 share stock ownership guideline for each nonemployee director.

Director Compensation Table

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total ($)

Robert W. Alspaugh	$76,000	$115,025	$—	$27,750	$—	$26,500	$245,275
Hanno C. Fiedler	$70,000	$115,025	$—	$27,750	$—	$34,883	$247,658
R. David Hoover(6)	$270,000	$115,025	$—	$27,750	$—	$36,500	$449,275
John F. Lehman	$78,000	$115,025	$—	$27,750	$115,120	$20,000	$355,895
Georgia R. Nelson	$74,000	$115,025	$—	$27,750	$—	$20,000	$236,775
Jan Nicholson	$74,000	$115,025	$—	$27,750	$39,699	$14,800	$271,274
George M. Smart	$70,000	$115,025	$—	$27,750	$—	$5,000	$217,775
Theodore M. Solso	$76,000	$115,025	$—	$27,750	$—	$20,000	$238,775
Stuart A. Taylor II	$78,000	$115,025	$—	$27,750	$18,242	$5,640	$244,657
Erik H. van der Kaay	$70,000	$115,025	$—	$27,750	$—	$7,140	$219,915

(1)
Values represent fees for annual fixed retainer meetings and chair fees under the nonemployee director compensation program. All nonemployee directors except Messrs. Fiedler, Hoover, Smart, Taylor and van der Kaay deferred payment of their cash fees to the 2005 Deferred Compensation Plan for Directors or the 2005 Deferred Compensation Company Stock Plan.

(2)
Reflects the fair value of restricted stock awards granted in 2012, calculated in accordance with Topic 718.

(3)
Values represent the annual incentive retainer achieved for 2012, which was paid in February 2013, based on a performance factor of 185% applied to the $15,000 target for all nonemployee directors. All nonemployee directors except for Messrs. Fiedler, Hoover, Smart and Taylor deferred payment of their 2012 annual incentive retainer in February 2013 to the 2005 Deferred Compensation Company Stock Plan.

(4)
Represents the amount of above-market interest earned under the Corporation's Deferred Compensation Plans, described in the Non-Qualified Deferred Compensation section.

(5)
The value for all directors except for Mr. Fiedler reflects corporate contributions for the 20% corporate match up to a maximum of $20,000 available under the 2005 Deferred Compensation Company Stock Plan as described in the "Non-Qualified Deferred Compensation" section. The values for Messrs. Alspaugh, Hoover, Smart and van der Kaay include a $6,500, $6,500, $5,000 and $1,500 corporate match, respectively, of donations made pursuant to the Corporation's Matching Gift Program. The value of $10,000 for Mr. Hoover is for financial planning services. The value of $34,883 for Mr. Fiedler reflects payments made to Mr. Fiedler for serving as chair of the Supervisory Board of Ball Packaging Europe GmbH, which payments terminated in 2012 as a result of the transition of our European headquarters to Switzerland. The amount was originally paid in euros and has been converted to dollars based on a conversion rate of 1.32 dollars/euros as of December 29, 2012.

(6)
Mr. Hoover received employee-based incentive compensation payments, excluded from this table, earned in 2012 and paid in 2013 for Annual Incentive Compensation Plan = $25,047, LTCIP = $756,050, Special Acquisition Incentive Plan = $36,684 and $286,259 of above-market interest earned on employee-based deferrals under the Corporation's Deferred Compensation Plans.

Additional Footnote Information:

(a)
The following represents the total value of plan-based awards granted to nonemployee directors during 2012: All nonemployee directors received an annual restricted stock award of 2,675 RSUs, using the closing price of the Corporation's common stock on April 25, 2012, at $43.00 per unit resulting in a total award value of $115,025 for each director.

(b)
The aggregate number of outstanding stock awards and stock options for each nonemployee director as of December 31, 2012, are as follows:

  Mr. Alspaugh—Stock awards of 24,199

  Mr. Fiedler—Stock awards of 22,807

  Mr. Hoover—Stock awards of 5,783, employee-based outstanding stock awards of 93,000 and stock options of 1,605,088

  Mr. Lehman—Stock awards of 117,149

  Ms. Nelson—Stock awards of 28,119

  Ms. Nicholson—Stock awards of 97,413

  Mr. Smart—Stock awards of 43,953

  Mr. Solso—Stock awards of 50,965

  Mr. Taylor—Stock awards of 70,797

  Mr. van der Kaay—Stock awards of 41,385

REPORT OF THE HUMAN RESOURCES COMMITTEE OF THE BOARD OF DIRECTORS

        The Committee has reviewed the above CD&A and discussed its contents with members of the Corporation's management. Based on this review and discussion, the Committee has recommended that this CD&A be incorporated by reference in the Corporation's Annual Report on Form 10-K and as set out in this Proxy Statement.

    Georgia R. Nelson
    George M. Smart
    Theodore M. Solso
    Stuart A. Taylor II

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee of the Corporation's Board consists of nonemployee directors who are independent under the NYSE Listing Standards and SEC rules.

        Management is responsible for the Corporation's (1) accounting policies, (2) the system of internal accounting controls over financial reporting, (3) disclosure controls and procedures, (4) the performance of PricewaterhouseCoopers LLP, the independent auditor, (5) the Internal Audit Department and (6) compliance with laws and regulations and applicable ethical business standards. The independent auditor is responsible for performing an audit of the Corporation's Consolidated Financial Statements in accordance with the standards of the Public Company Accounting Oversight Board ("PCAOB") and issuing a report thereon as well as issuing an opinion on the effectiveness of the Corporation's internal control over financial reporting.

        The Committee is responsible to monitor and oversee the internal controls over financial reporting and disclosure controls and procedures and to engage and evaluate the independent auditor. Management has represented to the Committee that the financial statements for the Corporation for the year ended December 31, 2012, were prepared in accordance with generally accepted accounting principles of the U.S., and the Committee has reviewed and discussed those financial statements with management and the independent auditor. The Committee has also discussed with the independent auditor the matters required to be discussed by the Statement of Auditing Standards, as amended, the PCAOB Auditing Standards and the NYSE Listing Standards.

        The Corporation's independent auditor provided to the Committee on a quarterly basis the written disclosures and letter required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence. The Committee has discussed with the independent auditor that firm's independence and that firm's internal quality control procedures, peer reviews and the investigations or inquiries by governmental or professional authorities disclosed by the independent auditor.

        Based upon the Committee's review and discussion with management and the independent auditor, the representations of management and the disclosures and letter of the independent auditor (as required by PCAOB Rule 3526), the Committee recommended to the Board that the audited Consolidated Financial Statements in the Corporation's Annual Report on Form 10-K, including management's and the independent auditor's opinion of the Corporation's effectiveness of internal control over financial reporting as of December 31, 2012, be filed with the SEC.

        The foregoing report has been furnished by the following members of the Audit Committee:

    Robert W. Alspaugh
    Hanno C. Fiedler
    Jan Nicholson
    Stuart A. Taylor II
    Erik H. van der Kaay

VOTING ITEM 2—RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITOR

        The Audit Committee of the Board of Directors has appointed PricewaterhouseCoopers LLP as the Corporation's independent registered public accounting firm for the fiscal year ending December 31, 2013. As disclosed in this Proxy Statement, during 2012 PricewaterhouseCoopers LLP rendered audit and non-audit services to the Corporation.

        We are asking our shareholders to ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm. Although ratification is not required by our Bylaws or otherwise, the Board of Directors is submitting the selection of PricewaterhouseCoopers LLP to our shareholders for ratification as a matter of good corporate practice.

        Representatives of PricewaterhouseCoopers LLP will be present at the 2013 Annual Meeting of Shareholders and will have an opportunity to make a statement, if desired, as well as to respond to appropriate questions.

        The affirmative vote of the holders of a majority of shares represented in person or by proxy and entitled to vote on this item will be required for approval. Abstentions will be counted as represented and entitled to vote and will therefore have the effect of a negative vote.

        The Board of Directors recommends that shareholders vote "FOR" the ratification of the appointment of PricewaterhouseCoopers LLP as the Corporation's independent registered public accounting firm for 2013.

        In the event shareholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different registered independent public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Corporation and our shareholders.

 VOTING ITEM 3—PROPOSAL TO APPROVE THE 2013
STOCK AND CASH INCENTIVE PLAN

        On January 30, 2013, the Board approved the 2013 Stock and Cash Incentive Plan (the "Plan") for submission to shareholders. Under the Plan 12,500,000 shares of Common Stock will be reserved for issuance (approximately 8.3% of the outstanding common shares of 149,713,071 as of January 31, 2013). The Plan will not become effective until it is approved by the Corporation's shareholders. In accordance with applicable NYSE Listing Standards, the Board is asking the Corporation's shareholders to approve the Plan so the Corporation may use the shares authorized in the Plan, as well as cash, to assist the Corporation in achieving its goals of increasing profitability and shareholder value, while receiving a federal income tax deduction for certain compensation paid under the Plan pursuant to Section 162(m) of the Internal Revenue Code (the "Code") and qualifying such shares for incentive stock option tax treatment under Section 422 of the Code.

Reasons for Approval of the 2013 Stock and Cash Incentive Plan

        The Board of Directors recommends approval of the Plan in the form attached as Exhibit B to this Proxy Statement. Capitalized terms used below are defined in the attached Plan.

        The Board believes that the Corporation and its shareholders have benefited substantially over the years from the use of stock options, stock appreciation rights, restricted stock, restricted stock units and other Awards and incentives as an effective means to secure, motivate and retain competent key personnel. Such equity incentives, beginning with the first plan in 1958 and continuing with several successor plans, have been significant factors in the success and growth of the Corporation. The 2010 Stock and Cash Incentive Plan reserved an aggregate of 9,000,000 shares of Common Stock for issuance to key employees and nonemployee directors and 2,160,749 shares remain available for equity grants as of January 31, 2013. However, upon shareholder approval of the Plan, the remaining shares available under the 2010 Stock and Cash Incentive Plan will be canceled.

        Believing that a new plan is both necessary and appropriate for the Corporation to continue offering meaningful incentives to key employees and directors of the Corporation and its subsidiaries, the Board approved the Plan on January 30, 2013, subject to approval by the shareholders.

        The Plan reserves for issuance a total of 12,500,000 shares of Common Stock for grants of Options, Stock Awards (i.e., Shares, Stock Units and Restricted Stock) and Stock Appreciation Rights ("SARs") to eligible Awardees. Shares subject to Awards that are canceled, expire or are forfeited will be available for re-grant under the Plan. The Corporation may reacquire shares (including shares purchased on the open market or authorized but unissued shares). For purposes of determining the number of Shares available for grant under the Plan, each Share subject to or issued in respect of an Option or a SAR shall be counted against the total authorized shares as one share. The Plan implements "fungible share counting" which counts each Share subject to or issued in respect of an Award other than an Option or SAR against the total authorized shares as 2.98 shares. Shares tendered in payment of the exercise price of an Option and Shares withheld by the Corporation or otherwise received by the Corporation to satisfy tax withholding obligations shall not be available for future grants. Further, no more than 500,000 shares subject to Options or SARs may be granted to any Awardee in any calendar year, except that in connection with his or her initial service, an Awardee may also be granted Options or SARs up to an additional 500,000 shares. The shares are subject to adjustment resulting from certain changes in capitalization or corporate structure, including stock splits, reverse stock splits, stock dividends, other changes in capitalization, mergers, combinations, dissolution, recapitalizations or reclassification of the Common Stock.

        The Plan will be administered by the Board of Directors or a Committee consisting of two or more nonemployee independent directors or its delegates (collectively the "Administrator"). The Board or a Committee comprised solely of nonemployee directors will administer the Plan as to grants and awards to directors. The principal features of the Plan are summarized below under "2013 Stock and Cash Incentive Plan"; however, this summary should be read subject to the full text of the Plan attached as Exhibit B and incorporated herein by reference.

Existing Incentive Plans

        The Board has identified several ways in which to compensate officers, key employees, other employees and directors of the Corporation that are consistent with increasing shareholder value. In addition to the employee's base pay, the Corporation has utilized an economic value added annual incentive compensation plan since 1992. This plan provides an opportunity for employees to earn between zero and two times their target incentive compensation based on the Corporation's (or relevant operating unit's) performance against economic value added targets. Amounts earned in excess of two times their target incentive compensation are banked and paid out over time.

        In addition, long-term incentive compensation, special acquisition-related incentive, stock options, restricted stock/units, deposit share plans and performance-based restricted stock units have all been utilized from time to time to align the interests of participants with the interests of shareholders of the Corporation. These plans are described in detail in the Compensation Discussion & Analysis section of the Proxy Statement. The use of a variety of equity based and other incentives was important to creating such close alignment with shareholder interests and facilitating the Corporation's successful performance.

        The Corporation last sought and obtained shareholder approval of a stock and cash based incentive plan in 2010. The Board is seeking approval of the 2013 Stock and Cash Incentive Plan so that the Corporation is able to continue to provide appropriate incentives to motivate and/or retain officers, directors, employees, consultants and independent contractors and continue to align their interests with the interests of the shareholders. The average number of stock awards granted under the Corporation's equity plans during the last three years has been approximately 2.10% of the average common shares outstanding at the end of the last three years.

        The following table sets forth information regarding outstanding options and full value awards as of January 31, 2013. These figures represent an update to those provided in our Form 10-K for the fiscal year ended December 31, 2012, filed on February 22, 2013, primarily as a result of stock option exercises, stock award lapses, award cancellations and annual equity awards approved by the Human Resources Committee of the Board of Directors on January 30, 2013. These awards include Performance-Contingent RSUs with a performance period of 36 months and a performance measure payout range of 0%-minimum, 100%-target and 200%-maximum. For purposes of share pool analysis and because these Performance-Contingent RSUs were just awarded, they are conservatively estimated with a 200% payout and reported with all other restricted stock awards under Full Value Awards Outstanding. Future calculated payout estimates will be based upon review and analysis of the forecasted performance measures and disclosed in 10-Q and 10-K filings.

Options Outstanding	Weighted Average Exercise Price	Weighted Average Remaining Term	Full Value Awards Outstanding

11,256,225	29.06	6.55	1,711,436

        The following table sets forth information regarding awards granted and/or earned, the burn rate for each of the last three fiscal years and the average burn rate over the last three years. The Full-Value Shares Granted column includes nonperformance stock award grants of 122,250, 314,762 and 177,014 for 2010, 2011 and 2012, respectively. This is supplemental to the equity award information reported in the Form 10-K for each of those fiscal years.

Year	Options Granted	Full-Value Shares Granted(1)	Total Granted = Options + Adjusted Full- Value Shares (based on 3.0 to 1.0)	Weighted Average Number of Common Shares Outstanding	Burn Rate = Total Granted/CSO

2012	1,476,100	593,314	3,256,042	154,648,000	2.11%
2011	1,367,460	701,662	3,472,446	165,275,000	2.10%
2010	1,936,700	615,550	3,783,350	180,746,000	2.09%
				3-year average	2.10%

(1)
Full-Value Shares Granted includes performance-based awards in the year in which they are earned and not in the year in which they are granted. The 2010, 2011 and 2012 figures include performance-based awards of 493,300 granted in 2008 and earned in 2010; 386,900 granted in 2009 and earned in 2011; and 362,300 granted in 2010 and earned in 2012.

        The burn rate is calculated as (a) all option awards and nonperformance restricted stock units granted in a fiscal year plus (b) actual performance-based restricted stock units vested in a fiscal year; divided by the number of basic common shares outstanding at the end of that fiscal year. Shares canceled or forfeited are not excluded from the calculation. Awards earned upon the attainment of performance criteria are counted in the year in which they are earned rather than the year in which they are granted. The Corporation continues to manage its burn rate of awards granted to reasonable levels in light of changes in its business and the number of outstanding shares while ensuring that our overall executive compensation program is competitive and supports the Corporation's performance objectives.

2013 Stock and Cash Incentive Plan Summary

Awards and Eligibility

        The Plan provides for Awards which are defined to include Cash Awards, Options or opportunities to participate in SARs and Stock Awards (i.e., Shares, Stock Units and Restricted Stock). Under the Plan, Stock Options to purchase the Corporation's Common Stock may be granted to directors (except no Incentive Stock Options may be granted to nonemployee directors) and key executive, administrative, professional and technical employees, including corporate officers of the Corporation or any of its subsidiaries, consultants and independent contractors. The directors and the number of key employees who will be selected to participate in the Plan are not identifiable at this time. The benefits or amounts payable under the Plan are discretionary and are not determinable.

Stock Awards

        Stock Awards may consist of the issuance of Shares, Stock Units and Restricted Stock. The grant, issuance, retention and/or vesting of each Stock Award may be subject to such performance criteria and level of achievement versus these criteria as the Administrator shall determine, which criteria may be based on financial performance, personal performance evaluations and/or completion of service by the Awardee. Notwithstanding anything to the contrary in the Plan, the performance criteria for any Stock Award that is intended to satisfy the requirements for "performance-based compensation" under Section 162(m) of the Code shall be established by the Committee based on one or more of the Qualifying Performance Criteria that satisfy the requirements of Section 162(m) of the Code, which will be determined by the Committee and specified in writing generally not later than 90 days after the commencement of the period of service to which the performance goals relate, provided that the outcome is substantially uncertain at that time.

        Unless otherwise designated by the Administrator during the period of restriction, a holder of Restricted Shares will have all rights of a shareholder after Shares are issued to the Participant. The Corporation will retain the stock certificates until the lapse of any applicable restrictions. The Administrator, at its sole discretion, will establish Participant's rights to receive Restricted Stock in the event the Participant's employment or a director's service is terminated prior to vesting, such rights to be reflected in the Participant's Award Agreement. Generally, nonperformance based Stock Awards will lapse or vest in full not less than three years from the grant date, and performance based Stock Awards will lapse or vest in full not less than one year from the grant date; however, Stock Awards which do not meet these lapse or vesting guidelines shall be limited to 5% of authorized shares under the Plan.

        The Administrator may provide for, subject to Applicable Laws, dividend payments or dividend equivalents with respect to a number of Stock Awards to a Participant holding or beneficially entitled to nonperformance-based Stock Awards. A Participant holding or beneficially entitled to performance-based Stock Awards shall be entitled to receive dividend equivalents accrued if and when the performance criteria of the Award is met. At the discretion of the Board or Committee, Participants may be entitled to dividends declared with respect to shares earned in connection with the grant of Stock Units. The Administrator may establish the terms and conditions of any payout of Stock Units or shares (if any) upon the termination of the Participant's employment or service on the Board. The Administrator may modify or amend each Award, including, but not limited to, the allocation of vesting and/or exercisability, but such allocation shall be limited to circumstances of death, disability, retirement or change in control.

Stock Options

        Each Stock Option will have a term no longer than 10 years from the date of grant, and will be exercisable as decided by the Administrator in accordance with law. Incentive Stock Options may be exercised upon termination of employment or the termination of a director's service, as the Administrator shall determine in accordance with applicable law. No Incentive Stock Option may be granted under the Plan after the 10th anniversary of the adoption date of the Plan.

        The exercise price for both Incentive Stock Options and Non-Qualified Stock Options shall not be less than 100% of the fair market value of the Corporation's Common Stock on the date of grant, defined to be the closing price of the

Corporation's Common Stock as published in The Wall Street Journal report of the New York Stock Exchange—Composite Transactions. The exercise price may be paid in cash and/or check or wire transfer or, with the consent of the Administrator, in Common Stock which the Awardee owns or in such other form as permitted by the Administrator. The exercise price under each Stock Option will not change during the life of the Option (subject to adjustment as provided in the Plan to reflect certain corporate transactions), regardless of changes in the market value of the Common Stock. The Administrator will not amend or replace, without shareholder approval, previously granted Stock Options in any transaction that constitutes a "repricing" as such term is used under the rules of the NYSE. Except in the event of changes in capitalization, dissolution, liquidation or a change in control of the Corporation, the terms of any outstanding awards may not, without shareholder approval, be amended to reduce the exercise price of outstanding Options or cancel outstanding Options in exchange for cash, other Awards or Options with an exercise price that is less than the exercise price of the original Options. As of January 31, 2013, the fair market value, as defined, of the Corporation's Common Stock was $44.52 per share.

Stock Appreciation Rights

        Each SAR entitles the holder to receive, upon exercise, the difference between the fair market value of a share of Common Stock on the date of exercise over the exercise price of each SAR, multiplied by the number of shares with respect to which the SAR is exercised. SARs may be granted in tandem with a Stock Option.

        A SAR may be awarded based upon the attainment of certain performance criteria. The exercise price per share of any SAR will not be less than 100% of the fair market value of a share of Common Stock on the date the SAR is granted. The term of each SAR will be determined by the Administrator. SARs will be paid in cash, in shares or in a combination thereof, as the Administrator may determine at the time of such grant. The Administrator will not amend or replace without shareholder approval, previously granted SARs in any transaction that constitutes a "repricing" as such term is used under the rules of the NYSE. Except in the event of changes in capitalization, dissolution, liquidation or a change in control of the Corporation, the terms of any outstanding awards may not, without shareholder approval, be amended to reduce the exercise price of outstanding SARs or cancel outstanding SARs in exchange for cash, other Awards or SARs with an exercise price that is less than the exercise price of the original SARs. Each SAR shall have a term no longer than 10 years from the date of grant.

Cash Awards

        Subject to the terms of the Plan, Cash Awards may be granted to eligible employees or nonemployee Directors at any time as determined by the Administrator, as appropriate. The Administrator may establish the amount of other incentive awards granted, the applicable related performance period and performance goals and other terms and conditions applicable to such grant. For an Award that is intended to satisfy the requirements of Section 162(m) of the Code, the Committee will establish the percentage of target Cash Award and the performance criteria based on one or more Qualifying Performance Criteria that satisfy the requirements of Section 162(m) of the Code for such Award.

        The maximum amount payable as a Cash Award that is settled for cash may be a multiple of the target amount payable, but the maximum amount payable pursuant to that portion of the Cash Award granted under the Plan for any fiscal year to any Awardee that is intended to satisfy the requirements for "Performance-Based Compensation" under Section 162(m) of the Code shall not exceed $10,000,000.

Awards Nontransferable

        Unless determined otherwise by the Administrator, an Award may not be assigned, transferred, pledged or otherwise encumbered by an Awardee, other than by will, beneficiary designation or the laws of descent and distribution.

Section 162(m) of the Internal Revenue Code

        Section 162(m) of the Code permits the Corporation to deduct from income compensation over $1,000,000 to the extent such amounts qualify as "Performance-Based Compensation" under Section 162(m) of the Code and the Corporation intends to grant Awards under the Plan that so qualify. The performance criteria are the following: (i) cash flow; (ii) earnings (including gross margin, earnings before interest and taxes, earnings before taxes and net earnings); (iii) earnings per share; (iv) growth in earnings or earnings per share; (v) stock price; (vi) return on equity or average shareholders' equity; (vii) total shareholder return or growth in total shareholder return either directly or in relation to a comparative group; (viii) return on capital; (ix) return on assets or net assets; (x) invested capital, required rate of return on capital or return on invested capital; (xi) revenue; (xii) income or net income; (xiii) operating income, net operating income or net operating income after tax; (xiv) operating profit or net operating profit; (xv) operating margin; (xvi) return on operating revenue; (xvii) market share; (xviii) contract awards or backlog; (xix) overhead or other expense reduction; (xx) growth in shareholder value relative to the growth of the S&P 500 or S&P 500 Index, S&P Global Industry Classification Standards ("GICS") or GICS Index, or another index, peer group or peer group index; (xxi) credit rating; (xxii) strategic plan development and implementation; (xxiii) improvement in workforce diversity; (xxiv) economic value added (including typical adjustments consistently applied from generally accepted accounting principles required to determine economic value added performance measures); (xxv) customer satisfaction; (xxvi) merger and acquisitions; (xxvii) sustainability goals; (xxviii) measurements of risk; (xxvix) safety improvements; (xxx) reductions in scrap; and (xxxi) other similar criteria consistent with the foregoing. The Committee may appropriately adjust any evaluation of performance under a Qualifying Performance Criteria to exclude any of the following events that occur during a performance period: (A) asset impairments or write-downs; (B) litigation, judgments or claim settlements; (C) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; (D) accruals for reorganization and restructuring programs; (E) any extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion and analysis of financial condition and results of operations appearing in the Corporation's Annual Report to shareholders for the applicable year; and (F) any other adjustment consistent with the operation of the Plan. Notwithstanding the foregoing, Awards intended to comply with Section 162(m) of the Code shall be based exclusively on those criteria and other terms and conditions that so comply. The Plan also permits Awards to be granted that are not intended to satisfy the requirements of Section 162(m) of the Code.

Deferral

        In order to encourage directors, officers and key employees to invest in and retain ownership of the Corporation's shares, employees may be permitted to defer all or some of their Awards under this Plan, as well as shares and matches of shares. Deferrals may be for such periods and upon such terms as the Administrator may determine in its sole discretion and in accordance with Section 409A of the Code and any Treasury Department or Internal Revenue Service Regulations or Guidance.

        Deferrals by Awardees that are not exempt from Section 409A of the Code will be made in accordance with Section 409A of the Code. The terms of these deferrals, and any related programs, procedures, Award Agreements and other related documents shall be determined by the Administrator, in its sole discretion. Any such terms, including terms with respect to eligibility to make or change deferral elections, and timing, form, and if applicable, acceleration of, distributions shall comply with the applicable requirements of Section 409A of the Code or shall otherwise be exempt from Section 409A of the Code.

Change in Control

        In order to protect the Awardees' rights in the event of a Change in Control of the Corporation (as defined in the Plan), the Plan provides for the immediate vesting of all outstanding Options and SARs granted under the Plan that are outstanding at the time of the Change in Control if the Awardee's employment is terminated within 12 months following the Change in Control without Cause (as defined in the Plan) or by the Awardee upon the occurrence of Constructive Termination (as defined in the Plan); and such Stock Awards, Options and SARs shall become fully vested and exercisable and all restrictions on such Awards shall immediately lapse without regard to the number of years that have elapsed from the date of grant or when the performance criteria have been achieved.

        With respect to Awards under the Plan that are deferred, the definition of Change in Control shall have the meaning set forth in Section 409A of the Code and any Treasury Department or Internal Revenue Service Regulations or Guidance.

Term of the Plan

        If approved by the shareholders, the Plan will be effective on April 24, 2013, and will continue in effect for a term of 10 years from the later of the date of the Plan or any amendment to add shares to the Plan which is approved by the shareholders of the Corporation. Incentive Stock Options will have a term of 10 years from April 24, 2013, until April 24, 2023, after which time no Incentive Stock Option will be granted unless otherwise authorized by the shareholders. The foregoing is subject to the right of the Board or Committee to terminate or cancel the Plan.

Administration of the Plan

        The Plan will be administered by the Administrator. With respect to officers and directors of the Corporation, the Plan will be administered by the Board or a Committee consisting of no fewer than two nonemployee independent directors. The Administrator will decide to whom and when to make grants, the number of shares to be covered by the grants and any special terms or provisions relating to Awards. The Administrator may at any time adopt such resolutions, rules and regulations for the Plan and interpret the Plan as it deems advisable. No shares shall be issued or transferred pursuant to a Stock Award unless all legal requirements applicable to the issuance of shares, in the opinion of the General Counsel, have been ratified.

Recoupment

        If the Board or an appropriate Committee of the Board determines that any fraud or intentional misconduct by one or more Officers or other executives of the Corporation, or an Affiliate, at a level of Vice President or above caused the Corporation, directly or indirectly, to restate its financial statements and the Officer or such executive has received more compensation than would have been paid absent the fraud or intentional misconduct, the Board or Committee, in its discretion, shall take such action as it deems necessary or appropriate to remedy the fraud or intentional misconduct and prevent its recurrence. Such action may include requiring partial or full reimbursement of any incentive compensation paid to such Officer or such executive or causing the partial or full cancellation of outstanding incentive compensation awards, restricted stock awards and/or stock options previously granted to such Officer or such executive in the amount by which such compensation exceeded any lower payment that would have been made based on the restated financial results.

Amendment and Termination

        The Board or Committee may amend, alter or discontinue the Plan, but any such amendment shall be subject to approval of the shareholders of the Corporation in the manner and to the extent required by applicable law. No amendment, suspension or termination of the Plan shall adversely affect the rights of any outstanding Award, unless mutually agreed otherwise in writing and signed by the Participant and the Administrator.

U.S. Federal Tax Consequences

        The following summary constitutes a brief overview of the principal federal income tax consequences relating to the above-described Awards based upon current federal income tax laws. This summary is not intended to be exhaustive and does not discuss the tax consequences arising in the context of the employee's death or the tax consequences of any municipal, state, local or foreign taxes. The American Jobs Creation Act of 2004 added legislation concerning deferred compensation, with which the Plan must comply. In this regard, it is the Corporation's intent that the Plan and Awards granted thereunder avoid adverse tax consequence by reason of the application of this legislation.

        An Awardee will not realize income upon the granting of a Stock Option under the Plan, nor would the Corporation be entitled to a deduction at such time.

        Generally, there will be no realization of income by the Awardee upon the exercise of an Incentive Stock Option (generally if exercised no later than three months after any termination of employment). If the Awardee sells shares acquired upon exercise of an Incentive Stock Option of Common Stock after the later of one year from the exercise date or two years from the date of grant, any gain or loss on the sale generally will be treated as a long-term capital gain or loss, and the Corporation will not be entitled to any deduction on account of the issuance of Common Stock or the grant of the Incentive Stock Option. The tax consequences of any untimely exercise or disposition of shares with respect to an Incentive Stock Option will be determined in accordance with the rules applicable to Non-Qualified Stock Options. The amount by which the fair market value of the stock on the exercise date of an Incentive Stock Option exceeds the option price, however, will be an item of tax adjustment for purposes of the "alternative minimum tax" imposed by Section 55 of the Internal Revenue Code, as amended.

        Upon the exercise of a Non-Qualified Stock Option, the Awardee will realize compensation income in the amount of the excess of the fair market value of the Corporation's Common Stock on the day of exercise over the stock option exercise price. The tax basis of any shares acquired upon exercise of a Non-Qualified Stock Option Shares of Common Stock received will be the fair market value of such shares on the date the stock option is exercised.

        With respect to Restricted Stock or Stock Units, an Awardee will generally not realize income at the date of the award, nor would the Corporation be entitled to a deduction at that time. The Awardee generally will realize compensation income in an amount equal to the fair market value of the awarded shares at the time the restrictions lapse on such shares, and the Corporation will be entitled to a corresponding tax deduction. Dividends paid to Awardees prior to the lapse of restrictions generally will be taxed as compensation income to the Awardee and deductible as such by the Corporation.

        When a SAR is exercised (the difference between the value of the SAR or the grant over the value at the date of exercise), the Awardee will realize compensation income equal to the fair market value of such cash or Common Stock received upon such exercise or lapse of such restrictions (less any consideration paid by the Awardee for such award). The Corporation would be entitled to a deduction for federal income tax purposes in the amount and in the year that the Awardee realizes the compensation income. The tax basis of any shares of any Common Stock received will be the fair market value of such shares on the date the SAR is exercised.

        The Plan and Awards granted thereunder are designed and intended, to the extent applicable, to comply with the requirements of Section 409A of the Code, as amended, and any Treasury Department or Internal Revenue Service Regulations or Guidance.

        Awardees who are residents of foreign countries may be subject to the tax laws of those countries.

Shareholder Approval

        The Plan will be approved if the votes cast in favor of the Plan exceed the votes cast opposing approval of the Plan. Abstentions and broker nonvotes are considered neither a vote "for" nor "against."

        The Board of Directors recommends that shareholders vote "FOR" the proposal to approve the 2013 Stock and Cash Incentive Plan.

 VOTING ITEM 4—ADVISORY (NON-BINDING) VOTE TO APPROVE EXECUTIVE COMPENSATION

        We are asking our shareholders to provide advisory approval of the compensation of our NEOs, as we have described it in the "Executive Compensation" section of this Proxy Statement, beginning on page 18. We are seeking this approval pursuant to the Securities Exchange Act of 1934, as amended. While this vote is advisory and is not binding on the Corporation, it will provide useful information to our management and our Human Resources Committee regarding our shareholders' views about our executive compensation philosophy, policies and practices, which the Committee will be able to consider when determining executive compensation for the balance of 2013 and beyond. Following is a summary of some of the key points of our 2012 executive compensation program. Please see the "Executive Compensation" section above for more information.

        Our executive compensation program has been designed to implement certain core compensation principles, including alignment of management's interests with our shareholders' interests to support long-term value creation and pay for performance. In the course of establishing the 2012 compensation program and awarding compensation, our management and our Human Resources Committee determined the use of performance-based incentives to motivate our NEOs to achieve current and long-term business goals, after reviewing data and analyses regarding comparable market compensation. Management and the Committee received advice and counsel on the program from its independent Consultant, which provided no other services to the Corporation other than those provided directly to or on behalf of the Committee.

        At the April 2012 annual meeting, shareholders were asked to approve the Corporation's fiscal 2011 executive compensation programs. Of those votes included in the tabulation, over 95% voted to approve the proposal. In light of these results, and in consideration of shareholder input obtained from outreach efforts taken in connection with the 2012 meeting, the Human Resources Committee carefully reviewed the Corporation's executive compensation practices. The Human Resources Committee concluded that the Corporation's existing executive compensation programs continue to be the most appropriate for the Corporation and effective in rewarding executives commensurate with business results.

 Summary of 2012 Named Executive Officer Compensation

        Our NEOs' 2012 compensation consisted primarily of the following components, which we refer to as "total direct annual compensation" and which includes base salary, annual economic value added incentive plan awards, acquisition-related special incentive plan, LTCIP and awarded value of stock options and RSUs (in addition to the retirement, health and welfare plans and programs, in which all of our full-time U.S. employees participate, and limited perquisites).

Compensation Component	Key Features	Purpose	2012 Actions

Current Year	Annual Base Salary	Fixed element of pay based on an individual's primary duties and responsibilities.	Adjustments were minimal, except to reflect promotions; competitive benchmarking applied.

	Annual Economic Value Added Incentive Compensation Plan	Rewards achievement of specified annual corporate and/or operating unit financial goals pursuant to economic value added principles.	Payments reflect excellent financial results achieved in 2012.

Long-Term Incentive—Cash	Acquisition-Related Special Incentive Plan	Promotes the successful integration of newly acquired businesses thereby enhancing financial returns and cash flow.	Payments reflect successful initial integration of four plants and associated business acquired in 2009.

	LTCIP	Promotes long-term creation of shareholder value in absolute terms (ROAIC) and relative terms (performance versus a group of companies in the S&P 500) and provides an executive retention incentive.	Payments reflect excellent ROAIC and stock performance over the 3-year cycle ending December 31, 2012.

Long-Term Incentive—Equity	Stock Options and Stock-Settled SARs	Promotes executive share ownership and long-term corporate performance resulting in the creation of shareholder value.	Awards provided in 2012; competitive benchmarking applied.

	Performance-Contingent RSUs	Promotes share ownership through the achievement of financial returns in excess of the Corporation's estimated weighted average cost of capital.	Awards provided in 2012; competitive benchmarking applied.

	Deposit Shares	Promotes executive financial investment in the Corporation, promotes share ownership and provides long-term incentive for performance resulting in the creation of shareholder value.	No DSP opportunities were provided in 2012; however, executives could fulfill their 2011 DSP requirement during 2012.

	Time Vested Restricted Stock/RSUs	Promotes share ownership, provides a retention incentive and provides long-term incentive for the creation of shareholder value.	Not awarded to NEOs in 2012.

        We believe that our 2012 executive compensation program reflects best practices and was designed to balance risk and reward. We focus on pay for performance in establishing our executive compensation programs and setting the plans' performance metrics. With input from the independent Consultant, our Human Resources Committee continued to apply competitive benchmarking (pay and performance) in 2012 relative to the unique structure and needs of the Corporation. Our program seeks to mitigate risks related to compensation and align management's interests with shareholders' interests in long-term value creation.

        Vote requested.    We believe that the information we have provided above and within the "Executive Compensation" section of this Proxy Statement demonstrates that our executive compensation program in respect of our NEOs was designed appropriately and is working to ensure that management's interests are aligned with our shareholders' interests to support long-term value creation. Accordingly, the Board of Directors recommends that shareholders approve the program by approving the following advisory resolution, the results of which will be counted and considered in accordance with the Indiana Business Corporation Law (with abstentions and broker nonvotes not being counted or considered):

        RESOLVED: That the shareholders of Ball Corporation hereby approve, on an advisory basis, the compensation of the individuals identified in the Summary Compensation Table, as disclosed in the Ball Corporation 2013 Proxy Statement pursuant to Item 402 of Regulation S-K, which disclosure includes the Compensation Discussion and Analysis section, the compensation tables and the accompanying footnotes and narratives within the "Executive Compensation" section of such Proxy Statement.

        The Board of Directors recommends a vote "FOR" the Advisory (Non-Binding) Vote Approving Executive Officer Compensation.

 VOTING ITEM 5—SHAREHOLDER PROPOSAL REGARDING
THE ELECTION OF DIRECTORS BY MAJORITY VOTE

        Information regarding a shareholder proposal is set forth below. Ball Corporation disclaims any responsibility for this precatory proposal and statement of support, which is presented as received from the shareholder. The United Brotherhood of Carpenters Pension Fund, 101 Constitution Avenue, N.W., Washington, D.C. 20001, which owns 2,387 shares of Common Stock, has given notice that it intends to present for action the shareholder proposal at the Annual Meeting.

Resolved:    That the shareholders of Ball Corporation ("Company") hereby request that the Board of Directors initiate the appropriate process to amend the Company's articles of incorporation to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders, with a plurality vote standard retained for contested director elections, that is, when the number of director nominees exceeds the number of board seats.

Supporting Statement:    Ball Corporation's Board of Directors should initiate the necessary steps to establish a majority vote standard in director elections in order to provide shareholders a meaningful role in these important elections. The proposed majority vote standard requires that a director nominee receive a majority of the votes cast in an election in order to be formally elected. The standard is particularly well-suited for the vast majority of director elections in which only board nominated candidates are on the ballot. Under the current plurality standard, a board nominee can be elected with as little as a single affirmative vote, even if a substantial majority of the votes cast are "withheld" from the nominee. We believe that a majority vote standard in board elections establishes a challenging vote standard for board nominees, enhances board accountability, and improves the performance of boards and individual directors.

Over the past seven years, nearly 85% of the companies in the S&P 500 Index have adopted a majority vote standard in company bylaws, articles of incorporation, or charters. These companies have also adopted a director resignation policy that establishes a board-centric post-election process to determine the status of any director nominee that is not elected. This dramatic move to a majority vote standard is in direct response to strong shareholder demand for a meaningful role in director elections.

The Ball Corporation Board of Directors has not acted to establish a majority vote standard, retaining its plurality vote standard, despite the fact that many of its self-identified peer companies including Clorox, Colgate-Palmolive, H.J. Heinz, Owens-Illinois, Smurfit-Stone Container, and Temple-inland have adopted majority voting. The Board should take-this critical first step in establishing a meaningful majority vote standard. A majority vote standard combined with The Company's current post-election director resignation policy would establish a meaningful right for shareholders to elect directors at Ball Corporation, while reserving for the Board an important post-election role in determining the continued status of an unelected director. We urge the Board to join the mainstream major U.S. companies and establish a majority vote standard.

        The Board of Directors recommends a vote "AGAINST" this shareholder proposal.

 STATEMENT IN OPPOSITION TO THE SHAREHOLDER PROPOSAL

        We recognize the importance of providing shareholders with a meaningful role in the election of directors. After careful consideration, the Board does not believe that the adoption of this proposal will provide shareholders with enhanced input in the election process, and could create additional uncertainty that would not be in the best interests of the Corporation's shareholders. The Board recommends that shareholders vote against this proposal for the following reasons:

        This proposal asks that we adopt a voting standard for the election of directors that differs from the default standard under Indiana law, the state in which the Corporation is incorporated. The default standard in Indiana for the election of directors is a plurality standard, whereby director nominees receiving the most affirmative votes are elected.

        The Board is committed to sound corporate governance and acting in the best interests of the Corporation's shareholders, and in fact, has effectively implemented a majority voting standard in its Bylaws. In January 2012, the Board approved an amendment to the Corporation's Bylaws to address concerns regarding director nominees who do not receive a majority of the votes cast. The amended Bylaws now provide that "any nominee who receives a greater number of votes "withheld" from his or her election than votes "for" his or her election will, within 10 days following the certification of the shareholder vote, tender his or her written resignation to the Chairman of the Board for consideration by the Nominating/Corporate Governance Committee (the "Committee")". The new Bylaw provisions further provide that after the tender of such resignation, the Committee will consider it, and within 60 days, make a recommendation to the Board concerning the acceptance or rejection of such resignation, taking into consideration all factors that are relevant. The Committee will consider a range of alternatives, including acceptance of the resignation, rejection of the resignation or rejection with a commitment to address and cure the reasons reasonably believed to have resulted in the "withheld" votes. The Board must take action no later than 95 days after certification of the shareholder vote. Following the Board's decision, the Corporation, within four business days, will publicly disclose in a Current Report on Form 8-K filed with the Securities and Exchange Commission, the Board's decision, together with an explanation of the process by which the decision was made, and if applicable, the Board's reasons for its decision.

        The above stated policy gives shareholders a meaningful voice in the election of directors, and ensures the best interests of shareholders are served by allowing the Board to make a determination regarding a director's resignation, taking account of all relevant considerations while providing transparency to shareholders by requiring public disclosure of the process by which a decision was made and the reasons for such decision. Because our existing Bylaws already address the majority voting issue with a comprehensive post-election resignation policy, the adoption of a majority vote standard would not make any practical difference.

        We believe that the Corporation has developed procedures and practices related to corporate governance that align with shareholders' interests, including policies regarding the election of directors. The Corporation has developed procedures to ensure a panel of qualified Board members with the experience, qualifications and skills that are necessary for a highly effective board. A plurality voting standard ensures that all seats are filled at each election. Uncertainty could arise under a majority vote standard where there is a failed election. Vacancies could take the attention of Board members away from other matters while it seeks to fill such positions. Additionally, this situation could result in the Corporation failing to comply with independence standards set forth by the SEC or NYSE. The Board is of the opinion that these and other uncertainties created by a pure majority vote policy outweigh any perceived shareholder benefits.

SHAREHOLDER PROPOSALS FOR 2014 ANNUAL MEETING

        To be eligible for inclusion in the Corporation's Proxy Statement for the 2014 Annual Meeting of Shareholders, proposals of shareholders must be in writing and be received by the Corporate Secretary at the Corporation's principal executive offices, 10 Longs Peak Drive, Broomfield, Colorado 80021-2510, by November 13, 2013.

        If a shareholder desires to bring business before the 2014 Annual Meeting of Shareholders, which is not the subject of a proposal submitted for inclusion in the Proxy Statement, the shareholder must notify the Corporation of the shareholder's proposal, which must be delivered to or mailed and received at the principal executive offices of the Corporation between December 25, 2013, and January 24, 2014, or the proposal may be considered untimely. The appointed proxies may exercise their discretionary authority to vote previously solicited proxies against such proposal if it is raised at the 2014 Annual Meeting.

 SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        To our knowledge, based solely upon a review of the copies of the forms furnished to the Corporation, and/or written representations from certain reporting persons, the Corporation believes that all filing requirements under Section 16(a) applicable to its officers and directors were met during the fiscal year ended December 31, 2012.

HOUSEHOLDING

        The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single Proxy Statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for shareholders and cost savings for companies. This could be applicable to you if you request a paper copy of these proxy materials after you receive notice of Internet access to the proxy materials.

        A number of brokers with account holders who are shareholders may be householding our proxy materials, to the extent such shareholders have given their prior express or implied consent in accordance with SEC rules. A single Proxy Statement and Annual Report will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent, which is deemed to be given unless you inform the broker otherwise when you receive the original notice of householding. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement and Annual Report, please notify your broker to discontinue householding and direct your written request to receive a separate Proxy Statement and Annual Report to the Corporation at: Ball Corporation, Attention: Investor Relations, 10 Longs Peak Drive, Broomfield, Colorado 80021. Shareholders who currently receive multiple copies of the Proxy Statement and Annual Report at their address and would like to request householding of their communications should contact their broker.

SOLICITATION AND OTHER MATTERS

        The Corporation will pay the cost of soliciting proxies. Georgeson Inc. has been retained to assist in the solicitation of proxies for a fee of $8,000. In addition to solicitations by mail, proxies also may be solicited personally, or by telephone or electronic means by some directors, officers and regular employees of the Corporation, without additional compensation, as well as by employees of Georgeson Inc. The Corporation will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material, Annual Report and other shareholder materials to the beneficial owners of common stock, where those owners request such materials.

        As of the date of this Proxy Statement, the Board of the Corporation has no knowledge of any matters to be presented for consideration at the Annual Meeting other than those referred to above. However, the persons named in the accompanying proxy shall have authority to vote such proxy as to any other matters that properly come before the meeting and as to matters incidental to the conduct of the meeting, according to their discretion.

By Order of the Board of Directors,
Charles E. Baker Corporate Secretary

March 12, 2013
Broomfield, Colorado

 Exhibit A

Ball Corporation Bylaws

  Section C. Director Resignation Policy.

        In an uncontested election of directors of the corporation, any nominee who receives a greater number of votes "withheld" from his or her election than votes "for" his or her election will, within ten (10) days following the certification of the shareholder vote, tender his or her written resignation to the chairman of the board for consideration by the Nominating/Corporate Governance Committee (the "Committee"). As used in this Section C, an "uncontested election of directors of the corporation" is an election in which the only nominees are persons nominated by the board of directors of the corporation.

        The Committee will consider such tendered resignation and, within sixty (60) days following the certification of the shareholder vote, will make a recommendation to the board of directors concerning the acceptance or rejection of such resignation. In determining its recommendation to the board, the Committee will consider all factors deemed relevant by the members of the Committee.

        The Committee also will consider a range of possible alternatives concerning the director's tendered resignation as the members of the Committee deem appropriate, including, without limitation, acceptance of the resignation, rejection of the resignation or rejection of the resignation coupled with a commitment to seek to address and cure the underlying reasons reasonably believed by the Committee to have substantially resulted in the "withheld" votes.

        The board of directors of the corporation will take formal action on the Committee's recommendation no later than ninety-five (95) days following the certification of the shareholder vote. In considering the Committee's recommendation, the board will consider the information, factors and alternatives considered by the Committee and such additional information, factors and alternatives as the board deems relevant.

        Following the board's decision on the Committee's recommendation, the corporation, within four (4) business days after such decision is made, will publicly disclose, in a Current Report on Form 8-K filed with the Securities and Exchange Commission, the board's decision, together with an explanation of the process by which the decision was made and, if applicable, the board's reason or reasons for its decision.

        No director who, in accordance with this Section C, is required to tender his or her resignation, shall participate in the Committee's deliberations or recommendation, or in the board's deliberations or determination, with respect to accepting or rejecting his or her resignation as a director. If a majority of the members of the Committee received a greater number of votes "withheld" from their election than votes "for" their election, then the independent directors then serving on the board of directors who received a greater number of votes "for" their election than votes "withheld" from their election, and the directors, if any, who were not standing for election, will appoint an ad hoc board committee from among themselves (the "Ad Hoc Committee"), consisting of such number of directors as they may determine to be appropriate, solely for the purpose of considering and making a recommendation to the board with respect to the tendered resignations. The Ad Hoc Committee shall serve in place of the Committee and perform the Committee's duties for purposes of this Section C. Notwithstanding the foregoing, if an Ad Hoc Committee would have been created but fewer than three directors would be eligible to serve on it, the entire board of directors (other than the director whose resignation is being considered) will make the determination to accept or reject the tendered resignation without any recommendation from the Committee and without the creation of an Ad Hoc Committee.

A-1

 Exhibit B

Ball Corporation
2013 Stock and Cash Incentive Plan

1.     Purposes of the Plan.

        The purpose of this 2013 Stock and Cash Incentive Plan is to promote the interests of Ball Corporation (the "Corporation") and its shareholders by encouraging ownership in the Corporation and rewarding key employees, nonemployee directors, consultants and independent contractors of the Corporation who make substantial contributions to the successful operation of the Corporation. It is anticipated that this Plan will further encourage key employees, nonemployee directors, consultants and independent contractors to act in the shareholders' interests, and to attain performance goals that promote the continued success and progress of the Corporation. It is also anticipated that the opportunity to provide these awards will assist the Corporation to attract, retain and motivate key employees and nonemployee directors.

2.     Definitions.

        As used herein, the following definitions shall apply:

          (a)    "Administrator" means the Board, any Committees or such delegates as shall be administering the Plan in accordance with Section 4 of the Plan and Applicable Laws.

          (b)    "Affiliate" means any entity that is directly or indirectly controlled by the Corporation or any entity in which the Corporation has a significant ownership interest as determined by the Administrator.

          (c)    "Applicable Laws" means the requirements, in existence from time to time, relating to the administration of stock option, equity instruments, cash, and deferred compensation plans under U.S. federal and state laws, regulations, or administrative rules, any stock exchange or quotation system on which the Corporation has listed or submitted for quotation the Common Stock to the extent provided under the terms of the Corporation's agreement with such exchange or quotation system and, with respect to Awards subject to the laws of any foreign jurisdiction where Awards are, or shall be, granted under the Plan, the laws, regulations or administrative rules of such jurisdiction.

          (d)    "Award" means a Cash Award, Stock Award, Option or Stock Appreciation Right granted in accordance with the terms of the Plan.

          (e)    "Awardee" means an individual who is an Employee, nonemployee director, consultant or independent contractor of the Corporation or any Affiliate who has been granted an Award under the Plan.

          (f)     "Award Agreement" means a Cash Award Agreement or Notice, Stock Award Agreement or Notice, Option Agreement or Notice and/or Stock Appreciation Right Agreement or Notice, which may be in written or electronic format, in such form and with such terms as may be specified by the Administrator, evidencing the terms and conditions of an individual Award. Each Award Agreement is subject to the terms and conditions of the Plan.

          (g)    "Bank" means the dollar amount account that maintains the balance of unpaid positive and negative Cash Awards earned in accordance with the terms and conditions of the Plan. Bank balances are a bookkeeping entry only to evidence the Corporation's obligation to pay or deduct these amounts in accordance with the Plan. No interest is charged or credited on amounts in the Bank. Participants are not vested in the Bank and such amounts are not earned until the respective distribution date, as determined by the Administrator.

          (h)    "Board" means the Board of Directors of the Corporation.

          (i)     "Cash Award" means an incentive opportunity awarded under Section 13 of the Plan pursuant to which a Participant may become entitled to receive an amount based on the satisfaction of such performance criteria as are specified in the agreement or other documents evidencing the Award (the "Cash Award Agreement").

          (j)     "Change in Control" means any of the following, unless the Board or Committee provides otherwise:

               (i)  Any "Person," which shall mean a "person" as such term is used in Sections 13(D) and 14(D) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Corporation, any trustee or other fiduciary holding securities under an employee benefit plan of the Corporation, or any company owned, directly or indirectly, by the shareholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 30% or more of the combined voting power of the Corporation's then outstanding securities;

              (ii)  At any time during any period of two consecutive years, individuals, who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Corporation to effect a transaction described in clause (i), (iii) or (iv) of this Section 2(j)(ii)) whose election by the Board or nomination for election by the Corporation's shareholders was approved by a vote of at least two-thirds of the directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

             (iii)  The consummation of a merger or consolidation of the Corporation with any other company, other than (A) a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Corporation or such surviving entity outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Corporation (or similar transaction) in which no person acquires 50% or more of the combined voting power of the Corporation's then outstanding securities; or

             (iv)  The shareholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets. Notwithstanding the foregoing, in the event that a Change in Control affects any Award that is deferred on or after January 1, 2005, then, to the extent necessary to comply with the applicable provisions of Section 409A of the Code, "Change in Control" shall conform to the definition of change in control under Section 409A of the Code, and the Treasury Department or Internal Revenue Service regulations or guidance issued thereunder.

          (k)    "Code" means the United States Internal Revenue Code of 1986, as amended from time to time.

          (l)     "Committee" means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan or the Human Resources Committee of the Board consisting solely of two or more members of the Board, each of whom shall be (i) a "nonemployee director" within the meaning of Rule 16b-3 under the Exchange Act, (ii) an "outside director" within the meaning of Section 162(m) of the Code, as amended and (iii) "independent" within the meaning of the rules of the New York Stock Exchange or, if the Common Stock is not listed on the New York Stock Exchange, within the meaning of the rules of the principal national stock exchange on which the Common Stock is then traded.

          (m)   "Common Stock" or "Stock" means the common stock of the Corporation.

          (n)    "Conversion Award" has the meaning set forth in Section 4(b)(xii) of the Plan.

          (o)    "Corporation" means Ball Corporation, an Indiana corporation, or its successor.

          (p)    "Disability" with respect to deferred compensation subject to Section 409A of the Code, has the meaning set forth in Section 409A of the Code and Section 223(d) of the Social Security Act.

          (q)    "Director" means a member of the Board.

          (r)    "Employee" means a regular, active employee of the Corporation or any Affiliate, including an Officer and/or employee Director. Within the limitations of Applicable Laws, the Administrator shall have the discretion to determine the effect upon an Award and upon an individual's status as an Employee in the case of (i) any individual who is classified by the Corporation or its Affiliate as leased from or otherwise employed by a third party or as intermittent or temporary, even if any such classification is changed retroactively as a result of an audit, litigation or otherwise, (ii) any leave of absence approved by the Corporation or an Affiliate, (iii) any transfer between locations of employment with the Corporation or an Affiliate or between the Corporation and any Affiliate or between any Affiliates, (iv) any change in the Awardee's status from an employee to a consultant or Director, and (v) at the request of the Corporation or an Affiliate an employee becomes employed by any partnership, joint venture or corporation not meeting the requirements of an Affiliate in which the Corporation or an Affiliate is a party.

          (s)    "Exchange Act" means the United States Securities Exchange Act of 1934, as amended.

          (t)     "Fair Market Value" means, unless the Board or Committee determines otherwise, as of any date, the closing sales price of the Stock as published in The Wall Street Journal report of the New York Stock Exchange-Composite Transaction, corrected for any reporting errors, or if the Stock is not traded on that day, on the first preceding day on which there was a sale of such Stock.

          (u)    "General Counsel" means the general counsel of the Corporation.

          (v)    "Grant Date" means the date upon which an Award is granted to an Awardee pursuant to this Plan.

          (w)   "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

          (x)    "Non-Qualified Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

          (y)    "Officer" means a person who is an officer of the Corporation within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (z)    "Option" means a right granted under Section 8 of the Plan to purchase a number of Shares at such exercise price, at such times, and on such other terms and conditions as are specified in the Award Agreement or other documents evidencing the Award (the "Option Agreement"). Both Options intended to qualify as Incentive Stock Options and Non-Qualified Stock Options may be granted under the Plan.

          (aa)  "Participant" means the Awardee or any person (including any estate) to whom an Award has been assigned or transferred as permitted hereunder.

          (bb)  "Plan" means this 2013 Stock and Cash Incentive Plan and any other plan or program authorized pursuant to the Plan.

          (cc)  "Qualifying Performance Criteria" shall have the meaning set forth in Section 14(c) of the Plan.

          (dd) "Restricted Stock" means Shares of Common Stock, which may not be traded or sold until the date that the restrictions on transferability have lapsed.

          (ee)  "Share" means a share of the Common Stock, as adjusted in accordance with Section 16 of the Plan.

          (ff)    "Stock Appreciation Rights" or "SARs" means a right granted under Section 10 of the Plan, including but not limited to, freestanding Stock Appreciation Rights and tandem Stock Appreciation Rights granted at such times, terms and conditions as are specified in the agreement (the "Stock Appreciation Right Agreement") or other documents evidencing the Award.

          (gg)  "Stock Award" means an award or issuance of Shares, Restricted Stock or Stock Units, made under Section 12 of the Plan, the grant, issuance, retention, vesting and/or transferability of which is subject during specified periods of time to such conditions (including continued employment or performance conditions) and terms as are expressed in the Award Agreement (the "Stock Award Agreement") or other documents evidencing the Award or matching Stock Unit contribution by the Corporation.

          (hh)  "Stock Unit" means a bookkeeping entry representing an amount equivalent to the Fair Market Value of one Share, payable in cash or Shares.

          (ii)    "Subsidiary" means any Corporation (other than the Corporation) in an unbroken chain of companies beginning with the Corporation, provided each company in the unbroken chain (other than the Corporation) owns, at the time of determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

          (jj)    "Termination of Employment" shall mean ceasing to be an Employee. However, for Incentive Stock Option purposes, Termination of Employment shall occur when the Awardee ceases to be an employee (as determined in accordance with Sections 3401(c) and 422 of the Code and the regulations promulgated thereunder, as amended) of the Corporation or one of its Subsidiaries. The Administrator shall determine whether any corporate transaction, such as a sale or spin-off of a division or business unit, or a joint venture, shall be deemed to result in a Termination of Employment.

          (kk)  "Total Authorized Shares" shall have the meaning set forth in Section 3(a) of the Plan

3.     Stock Subject to the Plan.

          (a)    Total Authorized Shares.    Subject to the provisions of Section 16 of the Plan, the maximum number of Shares reserved for the grant of Awards under the Plan ("Total Authorized Shares") is 12,500,000 Shares. For purposes of determining the number of Shares available for grant under the Plan, each Share subject to or issued in respect of an Option or a Stock Appreciation Right shall be counted against the Total Authorized Shares as one share. All shares underlying a Stock Appreciation Right award shall be counted against the Total Authorized Shares. Each Share subject to or issued in respect of an Award other than an Option or Stock Appreciation Right shall be counted against the Total Authorized Shares as 2.98 Shares. Subject to the following sentence, if any Shares subject to an Award are forfeited, canceled, exchanged or surrendered or if an Award terminates or expires without distribution of Shares to the Awardee, the Shares with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, shall be available again for Awards under the Plan; provided however, that for each Share subject to an Award other than an Option or Stock Appreciation Right, 2.98 Shares shall be available again for Awards under the Plan. The following Shares shall not be available for future grants: (i) Shares tendered in payment of the exercise price of an Option and (ii) Shares withheld by the Company or otherwise received by the Company to satisfy tax withholding obligations. In addition, the Total Authorized Shares shall not be increased by any Common Stock repurchased by the Corporation with Option proceeds. The Shares subject to the Plan may be either Shares reacquired by the Corporation, including Shares purchased in the open market, or authorized but unissued Shares.

          (b)    Previous Plan Limits.    As of the date of the approval of the Plan by shareholders of the Corporation, it is understood that shares authorized, but not yet granted which remain under the Ball Corporation 2010 Stock and Cash Incentive Plan shall not be available under the Plan and no further Awards shall be made under the 2010 Stock and Cash Incentive Plan.

          (c)    Code Section 162(m) and 422 Limits.    Subject to the provisions of Section 16 of the Plan, the aggregate number of Shares subject to Awards granted under this Plan during any calendar year to any one Awardee shall not exceed 500,000, except that in connection with his or her initial service, an Awardee may be granted Awards covering up to an additional 500,000 Shares. Subject to the foregoing (including the provisions of Section 16 of this Plan), the aggregate number of Shares subject to Options or SARs granted under this Plan during any calendar year to any one Awardee shall not exceed 500,000 except that in connection with his or her initial service, an Awardee may be granted Options or SARs covering up to an additional 500,000 Shares. Subject to the provisions of Section 16 of the Plan, the aggregate number of Shares that may be subject to all Incentive Stock Options granted under the Plan shall not exceed 1,500,000 Shares.

          (d)    Adjustment Limits.    Notwithstanding anything to the contrary in the Plan, the limitations set forth in Section 3(c) of the Plan shall be subject to adjustment under Section 16(a) of the Plan only to the extent that such adjustment shall not affect the status of any Award intended to qualify as "performance-based compensation" under Section 162(m) of the Code, or the ability to grant or the qualification of Incentive Stock Options under the Plan or the ability of an Award to be exempt from, or comply with, the requirements of Section 409A of the Code.

4.     Administration of the Plan.

          (a)    The Plan shall be administered by the Administrator. The Committee may, in its sole discretion and for any reason at any time, subject to the requirements of Section 162(m) of the Code and regulations thereunder qualify Awards granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3 promulgated under the Exchange Act ("Rule 16b-3"), Awards to Directors shall be made by the Board or a committee comprised solely of "nonemployee directors," and Awards to Officers shall be made by the Board or Committee. Notwithstanding any other provision in the Plan to the contrary, the Board or Committee may delegate to an authorized Officer or Officers of the Corporation the power to approve Awards to persons eligible to receive Awards under the Plan who are not (i) subject to Section 16 of the Exchange Act or (ii) at the time of such approval, expected to be "covered employees" under Section 162(m) of the Code. Except to the extent prohibited by Applicable Laws, the Board or Committee may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to it in this Plan. Such delegation may be revoked at any time.

          (b)    Subject to the provisions of the Plan, the Board or Committee or delegates acting as the Administrator, subject to the specific duties delegated to such delegates, the Administrator shall have the authority, in its discretion to:

               (i)  Select the Participants to whom Awards are to be granted hereunder;

              (ii)  Determine the number of Options, SARs, Stock Awards, Cash Awards or a combination thereof to be covered by each Award granted hereunder, including, without limitation, any Awards to be made to Directors in payment of services;

             (iii)  Determine the type of Award to be granted to each selected Awardee;

             (iv)  Approve forms of Award Agreements for use under the Plan;

              (v)  Determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise and/or purchase price, the time or times when an Award may be exercised (which may or may not be based on performance criteria), the vesting schedule, any vesting and/or exercisability acceleration or waiver of forfeiture restrictions for circumstances of death, disability, retirement, Change in Control or similar extraordinary circumstances, the acceptable forms of consideration, the term, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator shall determine and may be established at the time an Award is granted or thereafter;

             (vi)  Correct administrative and other non-substantive errors;

            (vii)  Construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

           (viii)  Adopt rules and procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Administrator is specifically authorized (A) to adopt the rules and procedures regarding the conversion of local currency, withholding procedures and handling of stock certificates which vary with local requirements and (B) to adopt Plan addenda as the Administrator deems desirable, to accommodate laws, regulations and practice;

             (ix)  Prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to Plan addenda;

              (x)  Modify or amend each Award, including, but not limited to, the acceleration of vesting and/or exercisability; provided, however, such acceleration shall be limited to circumstances of death, disability, retirement or Change in Control or similar extraordinary circumstances, and provided further that any such amendment is subject to Section 17 of the Plan and may not impair any outstanding Award unless agreed to in writing by the Participant;

             (xi)  Allow Participants to satisfy withholding tax amounts by electing to have the Corporation withhold from the Shares to be issued upon exercise of a Non-Qualified Stock Option or vesting of a Stock Award that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined in such manner and on such date that the Administrator shall determine or, in the absence of provision otherwise, on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may provide and must comply with all legal requirements, as interpreted by the Administrator and the General Counsel;

            (xii)  Authorize conversion or substitution under the Plan of any or all stock options, stock appreciation rights or other stock awards held by employees or service providers of an entity acquired by the Corporation (the "Conversion Awards") in connection with a merger or acquisition. Any conversion or substitution shall be effective as of the close of the merger or acquisition. The Conversion Awards may be Non-Qualified Stock Options or Incentive Stock Options, as determined by the Administrator, with respect to options granted by the acquired entity or other entity other than the Corporation; provided, however, that with respect to the conversion of stock appreciation rights in the acquired entity or other entity other than the Corporation, the Conversion Awards shall be Non-Qualified Stock Options. Unless otherwise determined by the Administrator at the time of conversion or substitution, all Conversion Awards shall have the same terms and conditions as Awards generally granted by the Corporation under the Plan;

           (xiii)  Impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any Shares issued as a result of or under an Award, including without limitation, (A) restrictions under an insider trading policy and (B) restrictions as to the use of a specified brokerage firm for such resales or other transfers;

           (xiv)  Provide, either at the time an Award is granted or by subsequent action, that an Award shall contain as a term thereof, a right, either in tandem with the other rights under the Award or as an alternative thereto, of the Participant to receive, without payment to the Corporation, a number of Options, SARs, Stock Awards, Cash Awards or a combination thereof, the amount of which is determined by reference to the value of the Award; provided however, that such Award will not be considered in effect if it should be interpreted to operate in violation of Applicable Laws; and

            (xv)  Make all other determinations and amendments deemed necessary or advisable for administering the Plan and any Award granted hereunder to conform with Applicable Laws.

          (c)    All decisions, determinations and interpretations by the Administrator regarding or pursuant to the Plan, any rules and regulations under the Plan and the terms and conditions of any Award granted hereunder, shall be made in its sole discretion and shall be final and binding on all Participants. The Administrator shall consider such factors as it deems relevant, in its sole and absolute discretion, to making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any officer or other employee of the Corporation and such attorneys, consultants and accountants as it may select.

5.     Eligibility.

        Awards may be granted to Officers and nonemployee Directors of the Corporation and persons expected to become Officers or nonemployee Directors of the Corporation (subject to commencement of employment or services), as the Board or Committee may determine in its sole discretion. Except as it relates to Officers of the Corporation, Awards may be granted to Employees, persons expected to become Employees of the Corporation or any of its Affiliates (subject to commencement of employment or service), consultants and independent contractors, as the Administrator may determine in its sole discretion. The Administrator's selection of a person to participate in the Plan at any time shall not require the Administrator to select such persons to participate in the Plan at any other time.

6.     Term of the Plan.

        The Plan shall become effective upon its approval by the shareholders of the Corporation. It shall continue in effect for a term of 10 years from the later of the date the Plan or any amendment to add shares to the Plan is approved by shareholders of the Corporation unless terminated earlier under Section 17 of the Plan.

7.     Term of Award.

        The term of each Award shall be determined by the Administrator and stated in the Award Agreement. In the case of an Option or Stock Appreciation Right, the term shall be 10 years from the Grant Date or such shorter term as may be provided in the Award Agreement.

8.     Options.

        The Administrator may grant an Option or provide for the grant of an Option, either from time to time in the discretion of the Administrator or automatically upon the occurrence of specified events, including, without limitation, the achievement of performance goals, or the satisfaction of an event or condition within the control of the Awardee or others.

          (a)    Option Agreement.    Each Option Agreement shall contain provisions regarding (i) the number of Shares that may be issued upon exercise of the Option, (ii) the type of Option, (iii) the exercise price of the Shares and the means of payment for the Shares, (iv) the term of the Option, (v) such terms and conditions on the vesting and/or exercisability of the Option as may be determined from time to time by the Administrator, (vi) restrictions on the transfer of the Option and forfeiture provisions and (vii) such further terms and conditions, in each case not inconsistent with the Plan, as may be determined from time to time by the Administrator.

          (b)    Exercise Price.    The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

               (i)  In the case of an Incentive Stock Option, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the Grant Date.

              (ii)  In the case of a Non-Qualified Stock Option, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the Grant Date.

             (iii)  Notwithstanding the foregoing, at the Administrator's discretion, Conversion Awards may be granted in substitution and/or conversion of options of an acquired entity, with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of such substitution and/or conversion.

          (c)    No Option Repricings.    Notwithstanding anything in this Plan to the contrary and subject to Section 16(a) of the Plan, without the approval of shareholders the Administrator shall not amend or replace previously granted Options in a transaction that constitutes a "repricing," as such term is used in Section 303A.08 of the Listed Company Manual of the New York Stock Exchange. Except pursuant to Section 16, the terms of outstanding Awards may not, without shareholder approval, be amended to reduce the exercise price of outstanding Options or cancel outstanding Options in exchange for cash, other Awards or Options with an exercise price that is less than the exercise price of the original Options.

          (d)    Vesting Period and Exercise Dates. Options granted under this Plan shall vest and/or be exercisable at such time and in such installments during the period prior to the expiration of the Option's term as determined by the Administrator. The Administrator shall have the right to make the timing of the ability to exercise, and the vesting schedule of, any Option granted under this Plan subject to continued employment, the passage of time and/or such performance requirements as deemed appropriate by the Administrator. At any time after the grant of an Option, the Administrator may reduce or eliminate any restrictions surrounding, and the vesting schedule of, any Participant's right to exercise all or part of the Option. Generally, nonperformance based stock options will vest in full not less than three years from the grant date and performance based stock options will vest in full not less than one year from the grant date; however, stock options which do not meet these vesting guidelines shall be limited to 5% of authorized shares under the Plan.

          (e)    Form of Consideration.    The Administrator shall determine the acceptable form of consideration for exercising an Option, including the currency and the method of payment, either through the terms of the Option Agreement or at the time of exercise of an Option. To the extent permitted by Applicable Laws, acceptable forms of consideration may include:

               (i)  Cash;

              (ii)  Check or wire transfer (denominated in U.S. dollars or such other currencies as the Administrator may determine in respect of any foreign jurisdiction where Options are, or shall be, granted under the Plan);

             (iii)  Subject to any conditions or limitations established by the Administrator, other Shares (either actual delivery or by attestation procedures established by the Corporation) which (A) in the case of Shares acquired upon the exercise of an Option, have been owned by the Participant for more than six months on the date of surrender and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised. Any fraction of a share of Common Stock which would be required to pay the purchase price shall be disregarded and the remaining amount shall be paid in cash, check or wire transfer by the Awardee;

             (iv)  Consideration received by the Corporation under a broker-assisted sale and remittance program acceptable to the Administrator to whom the Awardee has submitted an irrevocable notice of exercise;

              (v)  Such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or

             (vi)  Any combination of the foregoing methods of payment.

          (f)    Approvals.    No Option shall be exercisable unless and until the Corporation (i) obtains the approval of all regulatory bodies whose approval the General Counsel may deem necessary or desirable, and (ii) complies with all legal requirements deemed applicable by the General Counsel.

9.     Incentive Stock Option Limitations/Terms.

          (a)    Eligibility.    Only employees (as determined in accordance with Section 3401(c) of the Code and the regulations promulgated thereunder) of the Corporation or any of its Subsidiaries may be granted Incentive Stock Options.

          (b)    $100,000 Limitation.    Notwithstanding the designation "Incentive Stock Option" in an Option Agreement, if and to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Awardee during any calendar year (under all plans of the Corporation and any of its Subsidiaries) exceeds U.S. $100,000, such Options shall be treated as Non-Qualified Stock Options. For purposes of this Section 9(b), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the Grant Date.

          (c)    Effect of Termination of Employment on Incentive Stock Options.    All of the terms relating to the exercise, cancellation or other disposition of an Incentive Stock Option upon termination of employment or service with the Corporation of the holder of such Incentive Stock Option, whether by reason of disability, retirement, death or any other reason, shall be determined by the Administrator at the time of grant or thereafter by amendment, in the Administrator's sole discretion and subject to Applicable Laws.

          (d)    Transferability.    The Award Agreement must provide that an Incentive Stock Option cannot be transferable by the Awardee other than by will or the laws of descent and distribution, and, during the lifetime of such Awardee, must not be exercisable by any other person. If the terms of an Incentive Stock Option are amended to permit transferability, the Option shall be treated for tax purposes as a Non-Qualified Stock Option.

          (e)    Exercise Price.    The per Share exercise price of an Incentive Stock Option shall be determined by the Administrator in accordance with Section 8(b)(i) of the Plan.

          (f)    Other Terms.    Option Agreements evidencing Incentive Stock Options shall contain such other terms and conditions as may be necessary to qualify, to the extent determined desirable by the Administrator, with the applicable provisions of Section 422 of the Code.

10.   Stock Appreciation Rights.

        Stock Appreciation Rights shall be evidenced by written SAR Agreements in such form not inconsistent with the Plan as the Administrator shall approve from time to time. Such SAR Agreements shall contain the number of SARs awarded and the terms and conditions applicable to the SARs, including in substance the following terms and conditions:

          (a)    Award.    SARs may be granted in tandem with a previously or contemporaneously granted Option, or independently of an Option (freestanding). SARs shall entitle the Awardee, subject to such terms and conditions as may be determined by the Administrator, to receive upon exercise thereof all or a portion of the excess of (i) the Fair Market Value at the time of exercise, as determined by the Administrator, of a specified number of Shares with respect to which the SAR is exercised, over (ii) a specified price which shall not be less than 100% of the Fair Market Value of a share of Common Stock at the time the SAR is granted, or, if the SAR is granted in tandem with a previously granted Option, not less than 100% of the Fair Market Value of a share of Common Stock at the time such option was granted.

          (b)    Tandem SARs.    If a SAR is granted in tandem with an Option, (i) the SAR shall be exercisable only at such times, and by such persons, as the related Option is exercisable, and (ii) the Awardee's exercise of a tandem SAR shall be deemed a surrender of and simultaneous cancellation of the related Option and vice versa.

          (c)    Term.    Each SAR Agreement shall state the period or periods of time within which the SAR may be exercised, in whole or in part, as determined by the Administrator and subject to such terms and conditions as are prescribed for such purpose by the Administrator, provided that no SAR (i) granted in tandem with a previously granted Option, shall be exercisable before the related Option is exercisable, or (ii) shall be exercisable later than10 years after the date of grant, or termination of the related Option if sooner.

          (d)    Vesting Period and Exercise Dates.    SARs granted under this Plan shall vest and/or be exercisable at such time and in such installments during the period prior to the expiration of the SAR's term as determined by the Administrator. The Administrator shall have the right to make the timing of the ability to exercise, and vesting schedule of, any SAR granted under the Plan subject to continued employment, the passage of time and/or such performance requirements as deemed appropriate by the Administrator. A SAR may provide that it will be deemed to be automatically exercised on the last day of its term if the Award has positive value and would otherwise expire unexercised under Section 10(c)(ii) of the Plan.

          (e)    Payment.    Upon exercise of a SAR, payment equal to the difference (if a positive number) between the Fair Market Value of the Shares on the date of exercise and the Fair Market Value of the Shares on the Grant Date, shall be made in cash, in Shares at 100% of the Fair Market Value of a Share on the date of exercise, or in a combination thereof, as the Administrator may determine at the time of grant or at any time thereafter.

          (f)    No SAR Repricings.    Notwithstanding anything in this Plan to the contrary and subject to Section 16(a) of the Plan, without the approval of shareholders, the Administrator shall not amend or replace previously granted SARs in a transaction that constitutes a "repricing," as such term is used in Section 303A.08 of the Listed Company Manual of the New York Stock Exchange. Except pursuant to Section 16, the terms of outstanding Awards may not, without shareholder approval, be amended to reduce the exercise price of outstanding SARs or cancel outstanding SARs in exchange for cash, other Awards or SARS with an exercise price that is less than the exercise price of the original SARs.

11.   Exercise of Option or Stock Appreciation Right.

          (a)    Procedure for Exercise; Rights as a Shareholder.

               (i)  Any Option or SAR granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the respective Award Agreement.

              (ii)  Any Option or SAR shall be deemed exercised (A) when the Corporation (1) receives written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option or SAR; (2) receives full payment for the Shares with respect to which the Option is exercised; or

    (3) with respect to Non-Qualified Stock Options and SARs, receives payment of all applicable withholding taxes, or withholding is otherwise paid; or (B) with respect to SARs, when the SAR is automatically exercised by the Administrator in its sole discretion.

             (iii)  Shares issued upon exercise of an Option or in payment of a SAR shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Unless provided otherwise by the Administrator or pursuant to the Plan, until the Shares are issued (as evidenced by the appropriate entry on the books of the Corporation or of a duly authorized transfer agent of the Corporation), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares subject to an Option or SAR, notwithstanding the exercise of the Option or SAR.

             (iv)  Subject to Sections 20 and 21 of the Plan, the Corporation shall issue (or cause to be issued) such Shares as soon as administratively practicable after the Option or SAR is exercised. An Option may not be exercised for a fraction of a Share and a SAR shall not be paid with a fraction of a Share.

          (b)    Effect of Termination of Employment on Non-Qualified Stock Options and SARs.    All of the terms relating to the exercise, cancellation or other disposition of a Non-Qualified Stock Option or SAR upon termination of employment or service with the Corporation of the holder of such Non-Qualified Stock Option or SAR, whether by reason of disability, retirement, death or any other reason, shall be determined by the Administrator at the time of grant or thereafter by amendment, in the Administrator's sole discretion.

12.   Stock Awards.

          (a)    Stock Award Agreement.    Each Stock Award Agreement shall contain provisions regarding (i) the number of Shares subject to such Stock Award or a formula for determining such number, (ii) the purchase price of the Shares, if any, and the means of payment for the Shares, (iii) the performance criteria, if any, and level of achievement versus these criteria that shall determine the number of Shares granted, issued, retainable and/or vested, (iv) such terms and conditions on the grant, issuance, vesting and/or forfeiture of the Shares as may be determined from time to time by the Administrator, (v) restrictions on the transferability of the Stock Award, and (vi) such further terms and conditions in each case not inconsistent with this Plan as may be determined from time to time by the Administrator.

          (b)    Restrictions and Performance Criteria.    The grant, issuance, retention and/or vesting of each Stock Award may be subject to such performance criteria and level of achievement versus these criteria as the Administrator shall determine, which criteria may be based on financial performance, personal performance evaluations and/or completion of service by the Awardee. Generally, nonperformance-based stock awards will lapse or vest in full not less than three years from the grant date and performance-based stock awards will lapse or vest in full not less than one year from the grant date; however, stock awards which do not meet these lapse or vesting guidelines shall be limited to 5% of authorized shares under the Plan. Notwithstanding anything to the contrary herein, the performance criteria for any Stock Award that is intended to satisfy the requirements for "performance-based compensation" under Section 162(m) of the Code shall be a measure established by the Committee based on one or more Qualifying Performance Criteria, as described in Section 14(c) of the Plan, that satisfy the criteria of Section 162(m) of the Code, which shall be determined by the Committee and specified in writing not later than 90 days after the commencement of the period of service (or, if shorter, 25% of such period of service) to which the performance goals relate, provided that the outcome is substantially uncertain at that time. The performance-based Stock Award earned as a result of satisfying the completion of a Qualifying Performance Criteria as described in Section 14(c) of the Plan may be reduced, but may not be increased, by the Committee on the basis of such further considerations as the Committee in its sole discretion shall determine. The Committee may adjust Qualifying Performance Criteria to reflect extraordinary events as described in Sections 14(c) (A), (B), (C), (D), (E) and (F) of the Plan.

          (c)    Effect of Termination of Employment on Stock Awards.    All of the terms relating to the expiration, lapse, removal of restrictions or cancellation of a Stock Award upon termination of employment or service with the Corporation of the holder of such Stock Award, whether by reason of disability, retirement, death or any other reason, shall be determined by the Administrator at the time of grant or thereafter by amendment, in the Administrator's sole discretion.

          (d)    Rights as a Shareholder.    Unless otherwise provided by the Administrator, the Participant shall have the rights equivalent to those of a shareholder and shall be a shareholder only after Shares are issued (as evidenced by the appropriate entry on the books of the Corporation or of a duly authorized transfer agent of the Corporation) to the Participant. Unless otherwise provided by the Administrator and subject to Applicable Laws, a Participant holding or beneficially entitled to nonperformance-based Stock Awards shall be entitled to receive dividend payments or dividend equivalents with respect to a specified number of Stock Awards and a Participant holding or beneficially entitled to performance-based Stock Awards shall be entitled to receive accrued dividend equivalents if and when the performance criteria of the Award are met. The timing and form of payment of the accrued dividend equivalents must either comply with, or be exempt from, the requirements of Section 409A of the Code.

13.   Cash Awards.

        Each Cash Award shall confer upon the Participant the opportunity to earn a future payment tied to the level of achievement with respect to one or more performance criteria established for a performance period of not less than one year.

          (a)    Cash Award.    Each Cash Award shall contain provisions regarding (i) the minimum, target and maximum amount payable to the Participant as a Cash Award, (ii) the performance criteria and level of goal achievement versus these criteria which shall determine the amount of such payment, (iii) the period as to which performance shall be measured for establishing the amount of any payment, (iv) the timing of any payment earned by virtue of performance, (v) restrictions on the alienation or transfer of the Cash Award prior to actual payment, (vi) forfeiture provisions, (vii) crediting, calculation and distribution of Bank balances, if applicable, (viii) determination of performance leverage factors, (ix) qualification and characterization of distributions for other plans, and (x) such further terms and conditions, in each case not inconsistent with the Plan, as may be determined from time to time by the Administrator. The maximum amount payable as a Cash Award that is settled for cash may be a multiple of the target amount payable, but the maximum amount payable pursuant to all Cash Awards granted under this Plan for any fiscal year to any Awardee that are intended to satisfy the requirements for "performance-based compensation" under Section 162(m) of the Code shall not exceed U.S. $10,000,000.

          (b)    Performance Criteria.    The Administrator shall establish the performance criteria and level of achievement versus these criteria which shall determine the target and the minimum and maximum amount payable under a Cash Award, which criteria may be based on financial performance, individual performance measures and evaluations, and/or completion of service by the Awardee. The Committee may specify the percentage of the target Cash Award that is intended to satisfy the requirements for "performance-based compensation" under Section 162(m) of the Code. Notwithstanding anything to the contrary herein, the performance criteria for any portion of a Cash Award that is intended to satisfy the requirements for "performance-based compensation" under Section 162(m) of the Code shall be a measure established by the Committee based on one or more Qualifying Performance Criteria that satisfy the requirements of Section 162(m) of the Code selected by the Committee and specified in writing not later than 90 days after the commencement of the period of service (or, if shorter, 25% of such period of service) to which the performance goals relate, provided that the outcome is substantially uncertain at that time. The Cash Award earned as a result of satisfying the completion of a Qualifying Performance Criteria as described in Section 14(c) of the Plan may be reduced, but may not be increased, by the Committee on the basis of such further considerations as the Committee in its sole discretion shall determine. The Committee may adjust Qualifying Performance Criteria to reflect extraordinary events as described in Sections 14(c) (A), (B), (C), (D), (E) and (F) of the Plan.

          (c)    Timing and Form of Payment of Cash Awards.    The Administrator shall determine the timing of payment of any Cash Award. The Administrator may provide for or, subject to such terms and conditions as the Administrator may specify, may permit an Awardee to elect for the payment of any Cash Award to be deferred to a specified date or event. The Administrator may specify the form of payment of Cash Awards, which may be cash or other property, or may provide for an Awardee to have the option for his or her Cash Award, or such portion thereof as the Administrator may specify, to be paid in whole or in part in cash or other property. Notwithstanding the foregoing, the timing and form of payments hereunder must either comply with, or be exempt from, the requirements of Section 409A of the Code and each Award granted under the Plan intended to comply with Section 409A of the Code shall be interpreted in a manner consistent therewith.

          (d)    Termination of Employment.    The Administrator shall have the discretion to determine the effect on any Cash Award of a Termination of Employment due to (i) voluntary termination, (ii) disability, (iii) retirement,

  (iv) death, (v) participation in a voluntary severance program, (vi) participation in a workforce restructuring or (vii) otherwise.

14.   Other Provisions Applicable to Awards.

          (a)    The Board or Committee may develop and implement specific plans and programs which utilize Options, SARs, Stock Awards and/or Cash Awards which are available for such use under this Plan, including without limitation deferred compensation, or annual or long-term incentive plans.

          (b)    Nontransferability of Awards.    Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by beneficiary designation, will or by the laws of descent or distribution.

          (c)    Qualifying Performance Criteria.    For purposes of this Plan, the term "Qualifying Performance Criteria" shall mean any one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Corporation as a whole or to a business unit, Affiliate or business segment, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a preestablished target, to previous years' results or to a designated comparison group, in each case as specified by the Administrator or, with respect to Awards intended to satisfy Section 162(m) of the Code, exclusively by the Committee, in the Award: (i) cash flow; (ii) earnings (including gross margin, earnings before interest and taxes, earnings before taxes, and net earnings); (iii) earnings per share; (iv) growth in earnings or earnings per share; (v) stock price; (vi) return on equity or average shareholders' equity; (vii) total shareholder return or growth in total shareholder return either directly or in relation to a comparative group; (viii) return on capital; (ix) return on assets or net assets; (x) invested capital, required rate of return on capital or return on invested capital; (xi) revenue; (xii) income or net income; (xiii) operating income, net operating income or net operating income after tax; (xiv) operating profit or net operating profit; (xv) operating margin; (xvi) return on operating revenue; (xvii) market share; (xviii) contract awards or backlog; (xix) overhead or other expense reduction; (xx) growth in shareholder value relative to the growth of the S&P 500 or S&P 500 Index, S&P Global Industry Classification Standards ("GICS") or GICS Index, or another index, peer group or peer group index; (xxi) credit rating; (xxii) strategic plan development and implementation; (xxiii) improvement in workforce diversity; (xxiv) economic value added (including typical adjustments consistently applied from generally accepted accounting principles required to determine economic value added performance measures); (xxv) customer satisfaction; (xxvi) merger and acquisitions: (xxvii) sustainability goals; (xxviii) measurements of risk; (xxix) safety improvements; (xxx) reductions in scrap, and (xxxi) other similar criteria consistent with the foregoing. The Committee may appropriately adjust any evaluation of performance under a Qualifying Performance Criteria to exclude any of the following events that occur during a performance period: (A) asset impairments or write-downs; (B) litigation, judgments or claim settlements; (C) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; (D) accruals for reorganization and restructuring programs; (E) any extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion and analysis of financial condition and results of operations appearing in the Corporation's Annual Report to shareholders for the applicable year; and (F) any other adjustment consistent with the operation of the Plan. Notwithstanding the foregoing, Awards intended to comply with Section 162(m) of the Code shall be based exclusively on those criteria and other terms and conditions that so comply.

          (d)    Certification.    Prior to the payment of any compensation under an Award intended to qualify as "performance-based compensation" under Section 162(m) of the Code, the Committee shall certify the extent to which any Qualifying Performance Criteria and any other material terms under such Award have been satisfied (other than in cases where such criteria relate solely to the increase in the value of the Common Stock).

          (e)    Discretionary Adjustments Pursuant to Section 162(m) of the Code.    Notwithstanding satisfaction of any completion of any Qualifying Performance Criteria, to the extent specified at the time of grant of an Award to "covered employees" within the meaning of Section 162(m) of the Code, the number of Shares, Options or other benefits granted, issued, retainable and/or vested under an Award on account of satisfaction of such Qualifying Performance Criteria may be reduced, but not increased, by the Committee on the basis of such further considerations as the Committee in its sole discretion shall determine.

          (f)    Use of Shares for Cash Awards.    To the extent permitted by Applicable Laws, the Administrator may determine that Shares authorized under this Plan may be used in payment of Cash Awards, including additional shares in excess of the cash award as an inducement to hold shares.

15.   Recoupment of Awards Resulting from Fraud or Intentional Misconduct.

        If the Board or an appropriate Committee of the Board determines that any fraud or intentional misconduct by one or more Officers or other executives of the Corporation, or an Affiliate, at a level of Vice President or above caused the Corporation, directly or indirectly, to restate its financial statements and the Officer or such executive has received more compensation than would have been paid absent the fraud or intentional misconduct, the Board or Committee, in its discretion, shall take such action as it deems necessary or appropriate to remedy the fraud or intentional misconduct and prevent its recurrence. Such action may include, to the extent permitted by applicable law, in appropriate cases, requiring partial or full reimbursement of any incentive compensation paid to the Officer or such executive or causing the partial or full cancellation of any outstanding Awards previously granted to such Officer or such executive in the amount by which the value of such compensation exceeds or exceeded any lower value that would have resulted based on the restated financial results.

16.   Adjustments upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

          (a)    Changes in Capitalization.    Subject to any required action by the shareholders of the Corporation; (i) the number and kind of Shares covered by each outstanding Award; (ii) the price per Share subject to each such outstanding Award; and (iii) the Share limitations set forth in Section 3 of the Plan, shall be proportionately adjusted for any increase or decrease in the number or kind of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock or similar corporate transaction, or any other increase or decrease in the number of issued Shares of Common Stock effected without receipt of consideration by the Corporation, including without limitation, as a result of a merger, recapitalization or other change in corporate structure; provided, however, that conversion of any convertible securities of the Corporation shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Corporation of Shares of stock of any class, or securities convertible into Shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares of Common Stock subject to an Award.

          (b)    Dissolution or Liquidation.    In the event of the proposed dissolution or liquidation of the Corporation, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Option or SAR to be fully vested and exercisable until10 days prior to such transaction. In addition, the Administrator may provide that any restrictions on any Award shall lapse prior to the transaction, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated, and subject to any requirements of Section 409A of the Code, to the extent applicable. To the extent it has not been previously exercised, an Award shall terminate immediately prior to the consummation of such proposed transaction.

          (c)    Change in Control.

               (i)  Except as otherwise provided in an Award Agreement, notwithstanding any other provision of this Plan to the contrary, if, while any Awards remain outstanding under this Plan, a Change in Control shall occur, the surviving entity or acquiring entity, or the surviving or acquiring entity's parent company (collectively, the "Surviving Corporation") shall assume all Awards outstanding under this Plan or shall substitute similar awards for Awards outstanding under this Plan. Notwithstanding the foregoing, to the extent the Surviving Corporation refuses to assume outstanding Awards or to substitute an equivalent award or right therefor (as determined by the Administrator in its sole discretion), all such outstanding Awards shall become fully vested and exercisable and all restrictions on such Awards shall immediately lapse (with all performance goals or other vesting criteria deemed achieved at 100% of target levels) and, with respect to Options and Stock Appreciation Rights, the Participant in the discretion of the Administrator (A) shall have the right to exercise such Awards for a period of time determined by the Administrator or (B) shall be entitled to receive an amount in cash equal to the excess (if any) of (I) the product of (x) the number of Shares subject to such Awards and (y) the per Share consideration paid as of the date of the occurrence of the Change in Control for the Shares pursuant to the Change in Control, less (II) the aggregate exercise price of such Awards, and all Awards not assumed or continued, or for which an equivalent award or right is not substituted therefor, shall terminate upon the Change in Control.

              (ii)  Except as otherwise provided in an Award Agreement, with respect to any Award that is assumed or for which a substitution is made in accordance with Section 16(c)(i) above, if the Awardee's employment with the Surviving Corporation is terminated within 12 months following the Change in Control by the Surviving Corporation without "Cause" (as defined below) or by the Awardee upon the occurrence of "Constructive Termination" (as defined below), the Award shall become fully vested and exercisable and all restrictions on such Awards shall immediately lapse (with all performance goals or other vesting criteria deemed achieved at 100% of target levels).

             (iii)  For purposes of this Section 16(c):

      "Cause" shall have the meaning assigned to such term in the Awardee's change in control-related severance agreement or in the Award Agreement with the Awardee or, if no such agreement exists or the agreement does not define Cause, then Cause shall mean, termination of an Awardee's employment or service (a) upon the willful and continued failure by the Awardee to substantially perform his or her duties (other than any such failure resulting from the Awardee's incapacity due to physical or mental illness or any such actual or anticipated failure after either the Awardee issued a notice of termination or on account of Constructive Termination, after a written demand for substantial performance is delivered to the Awardee by the board of directors of the Surviving Corporation, which demand specifically identifies the manner in which the board of directors of the Surviving Corporation believes that the Awardee has not substantially performed his or her duties, or (b) the willful engaging by the Awardee in conduct which is demonstrably and materially injurious to the Surviving Corporation, monetarily or otherwise. For purposes of this definition, no act, or failure to act, on the Awardee's part shall be deemed "willful" unless done, or omitted to be done, by the Awardee not in good faith and without reasonable belief that the Awardee's action or omission was in the best interest of the Surviving Corporation.

      "Constructive Termination" shall have the meaning assigned to such term in the Awardee's change in control-related severance agreement or in the Award Agreement with the Awardee or, if no such agreement exists or the agreement does not define "Constructive Termination, then "Constructive Termination" shall mean, without the Awardee's expressed written consent, the occurrence after a Change in Control of any of the following circumstances unless, in the case of paragraphs (A), (D) or (E), such circumstances are fully corrected prior to the date of the Awardee's termination:

              (A)   The assignment to the Awardee of any duties inconsistent (unless in the nature of a promotion) with the position in the Corporation that the Awardee held immediately prior to the Change in Control, or a significant adverse reduction or alteration in the nature or status of the Awardee's position, duties or responsibilities or the conditions of the Awardee's employment from those in effect immediately prior to such Change in Control;

              (B)   A reduction by the Surviving Corporation in the Awardee's annual base salary as in effect immediately prior to the Change in Control or as the same may be increased from time to time, except for across-the-board salary reductions similarly affecting all management personnel of the Corporation and all management personnel of any person in control of the Corporation;

              (C)   The Surviving Corporation's requirement that the Awardee's principal place of business be at an office located more than 20 miles from the location where the Awardee's principal place of business is located immediately prior to the Change in Control, except for required travel on business to an extent substantially consistent with the Awardee's present business travel obligations;

              (D)   The failure by the Surviving Corporation to continue in effect any compensation or benefit plan in which the Awardee participated immediately prior to the Change in Control that is material to the Awardee's total compensation, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or the failure by the Surviving Corporation to continue the Awardee's participation therein (or in such substitute or alternative plan) on a basis not materially less favorable, both in terms of the amount of benefits provided and the level of the Awardee's participation relative to other participants, as existed at the time of the Change in Control; or

              (E)   The failure by the Surviving Corporation to continue to provide the Awardee with benefits substantially similar to those enjoyed by the Awardee under any of the Corporation's life insurance, medical, health and accident, or disability plans in which the Awardee was participating at the time of the Change in Control, the taking of any action by the Surviving Corporation which would directly or indirectly materially reduce any of such benefits or deprive the Awardee of any material fringe benefit enjoyed by the Awardee at the time of the Change in Control, or the failure by the Surviving Corporation to provide the Awardee with the number of paid vacation days to which the Awardee is entitled on the basis of years of service with the Corporation and the Surviving Corporation in accordance with the Corporation's normal vacation policy in effect at the time of the Change in Control.

17.   Amendment and Termination of the Plan.

          (a)    Amendment and Termination.    The Board or Committee may amend, alter or discontinue the Plan, but any such amendment shall be subject to approval of the shareholders of the Corporation in the manner and to the extent required by Applicable Laws. In addition, without limiting the foregoing, unless approved by the shareholders of the Corporation, no such amendment shall be made that would:

               (i)  Materially increase the maximum number of Shares for which Awards may be granted under the Plan, other than an increase pursuant to Section 16 of the Plan;

              (ii)  Reduce the minimum exercise price for Options or SARs granted under the Plan;

             (iii)  Reduce the exercise price of outstanding Options or SARs;

             (iv)  Change the class of persons eligible to receive Awards under the Plan; or

              (v)  Except pursuant to Section 16, the terms of outstanding awards may not, without shareholder approval, be amended to reduce the exercise price of outstanding Options or SARs or cancel outstanding Options or SARS in exchange for cash, other Awards or Options or SARS with an exercise price that is less than the exercise price of the original Options or SARs.

          (b)    Effect of Amendment or Termination.    No amendment, suspension or termination of the Plan shall adversely affect the rights of any outstanding Award, unless mutually agreed otherwise in writing and signed by the Participant and the Administrator. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

          (c)    Effect of the Plan on Other Arrangements.    Neither the adoption of the Plan by the Board or Committee nor the submission of the Plan to the shareholders of the Corporation for approval shall be construed as creating any limitations on the power of the Board or any Committee to adopt such other incentive arrangements as it or they may deem desirable, including without limitation, the granting of stock or stock options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases. Participation in the Plan shall not affect an Awardee's eligibility to participate in any other benefit or incentive plan of the Corporation.

18.   Designation of Beneficiary.

          (a)    An Awardee may file a written designation of a beneficiary who is to receive the Awardee's rights pursuant to the Awardee's Award or the Awardee may include his or her Awards in an omnibus beneficiary designation for all benefits under the Plan. To the extent that the Awardee has completed a designation of beneficiary while employed with the Corporation, such beneficiary designation shall remain in effect with respect to any Award hereunder until changed by the Awardee to the extent enforceable under Applicable Laws. Such designation of beneficiary may be changed by the Awardee at any time by written notice.

          (b)    In the event of the death of an Awardee and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Awardee's death, to the extent permitted by Applicable Laws, the Corporation shall allow the executor or administrator of the estate of the Awardee to exercise the Award, or if no such executor or administrator has been appointed (to the knowledge of the Corporation), the Corporation, in its discretion, may allow the spouse or one or more dependents or relatives of the Awardee to exercise the Award to the extent permissible under Applicable Laws.

19.   No Right to Awards or to Employment.

        No person shall have any claim or right to be granted an Award and the grant of any Award shall not be construed as giving an Awardee the right to continue in the employ of the Corporation or its Affiliates. Further, the Corporation and its Affiliates expressly reserve the right, at any time, to dismiss any Employee or Awardee at any time without liability or any claim under the Plan, except as provided herein or in any Award Agreement entered into hereunder.

20.   Legal Compliance.

        Shares shall not be issued or transferred pursuant to the exercise of an Option, SAR, Stock Award, or any other Award unless the exercise or other settlement of such Option, SAR, Stock Award or any other Award and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to such approval as the General Counsel may deem necessary or desirable.

21.   Inability to Obtain Authority.

        To the extent the Corporation is unable to or the Administrator deems it infeasible to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Corporation's General Counsel to be necessary to the lawful issuance and sale of any Shares hereunder, the Corporation shall be relieved of any liability with respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

22.   Reservation of Shares.

        The Corporation, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

23.   Notice.

        Any written notice to the Corporation required by any provisions of this Plan shall be addressed to the Secretary of the Corporation and shall be effective when received.

24.   Governing Law; Interpretation of Plan and Awards.

        (a)    The Plan and all determinations made and actions taken pursuant hereto shall be governed by the substantive laws, but not the choice of law rules, of the state of Indiana, except to the extent such laws may be superseded by federal law.

        (b)    In the event that any provision of the Plan or any Award granted under the Plan is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid and enforceable, or otherwise deleted, and the remainder of the terms of the Plan and/or Award shall not be affected except to the extent necessary to reform or delete such illegal, invalid or unenforceable provision.

        (c)    The headings preceding the text of the sections hereof are inserted solely for convenience of reference, and shall not constitute a part of the Plan, nor shall they affect its meaning, construction or effect.

        (d)    The use of the singular shall include within its meaning the plural and vice versa.

        (e)    The terms of the Plan and any Award shall inure to the benefit of and be binding upon the parties hereto and their respective permitted heirs, beneficiaries, successors and assigns.

        (f)     All questions arising under the Plan or under any Award shall be decided by the Administrator in its total and absolute discretion.

25.   Deferrals.

        To the extent permitted by Applicable Laws, the Administrator, in its sole discretion, may determine that the delivery of Shares or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Awardees.

        Deferrals by Awardees that are not exempt from Section 409A of the Code will be made in accordance with Section 409A of the Code. The terms of these deferrals, and any related programs, procedures, Award Agreements and other related documents shall be determined by the Administrator, in its sole discretion. Any such terms, including terms with respect to eligibility to make or change deferral elections, and timing, form, and if applicable, acceleration of, distributions shall comply with the applicable requirement of Section 409A of the Code or shall otherwise be exempt from Section 409A of the Code.

26.   Limitation on Liability.

        The Corporation and any Affiliate which is in existence or hereafter comes into existence shall not be liable to a Participant, an Employee, an Awardee or any other persons as to:

          (a)    The Nonissuance of Shares.    The nonissuance or sale of Shares as to which the Corporation has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Corporation's General Counsel to be necessary to the lawful issuance and sale of any shares hereunder; and

          (b)    Tax Consequences.    Any tax consequence expected, but not realized, by any Participant, Employee, Awardee or other person due to the receipt, exercise or settlement of any Option or other Award granted hereunder.

27.   Unfunded Plan.

        The Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Awardees who are granted Awards under the Plan, any such accounts shall be used merely as a bookkeeping convenience. Neither the Corporation nor any Affiliate shall be required to segregate any assets which may at any time be represented by Awards, nor shall the Plan be construed as providing for such segregation, nor shall the Corporation nor the Administrator be deemed to be a trustee of stock or cash to be awarded under the Plan. Any liability of the Corporation to any Participant with respect to an Award shall be based solely upon any contractual obligations which may be created by the Plan; no such obligation of the Corporation shall be deemed to be secured by any pledge or other encumbrance on any property of the Corporation. Neither the Corporation nor the Administrator shall be required to give any security or bond for the performance of any obligation which may be created by the Plan.

BALL CORPORATION

10 LONGS PEAK DRIVE
BROOMFIELD, COLORADO 80021-2510

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0000162217_1 R1.0.0.51160 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Hanno C. Fiedler 02 John F. Lehman 03 Georgia R. Nelson BALL CORPORATION ATTN: CHARLES E. BAKER 10 LONGS PEAK DRIVE BROOMFIELD, CO 80021-2510 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports/10-Ks electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 2, 3, and 4. For Against Abstain 2. To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Corporation for 2013. 3. To approve the 2013 Cash and Stock Incentive Plan. 4. To approve, by non-binding vote, the compensation paid to the named executive officers. The Board of Directors recommends you vote AGAINST the following proposal: For Against Abstain 5. To consider a shareholder proposal, if properly presented, to provide that director nominees shall be elected by majority vote. NOTE: The proxies will have discretionary authority, to the extent permitted by law, to act and vote upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. For address change/comments, mark here. (see reverse for instructions) Yes No Please indicate if you plan to attend this meeting

0000162217_2 R1.0.0.51160 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report/10-K is/are available at www.proxyvote.com . BALL CORPORATION Annual Meeting of Shareholders April 24, 2013 This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) Robert W. Alspaugh, Jan Nicholson and Stuart A. Taylor II, or any one of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy, all of the shares of Common Stock of Ball Corporation that the shareholder is entitled to vote at the Annual Meeting of Shareholders to be held at 8:00 A.M. MDT on April 24, 2013, at the Ball Corporation headquarters, 10 Longs Peak Drive, Broomfield, Colorado 80021-2510 and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDERS. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS IN ITEM 1, AND FOR EACH PROPOSAL IN ITEMS 2, 3 AND 4, AND AGAINST ITEM 5. (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Address change/comments: Continued and to be signed on reverse side

QuickLinks

ABOUT THE ANNUAL MEETING
VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS
BENEFICIAL OWNERSHIP
VOTING ITEM 1—ELECTION OF DIRECTORS
DIRECTOR NOMINEES AND CONTINUING DIRECTORS
DIRECTOR AND NOMINEE EXPERIENCE AND QUALIFICATIONS
BOARD LEADERSHIP STRUCTURE AND RISK OVERSIGHT
BOARD DIVERSITY
GOVERNANCE OF THE CORPORATION
CERTAIN COMMITTEES OF THE BOARD
BOARD MEETINGS AND ANNUAL MEETING
TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS
EXECUTIVE COMPENSATION COMPENSATION DISCUSSION AND ANALYSIS
EXECUTIVE SUMMARY
2012 Target Compensation Mix
COMPENSATION OBJECTIVES AND PHILOSOPHY
ROLE OF THE HUMAN RESOURCES COMMITTEE AND EXECUTIVE COMPENSATION CONSULTANT
MARKET REFERENCE POINTS AND PEER GROUPS
PROCESS FOR DETERMINING EXECUTIVE COMPENSATION
ELEMENTS OF BALL 'S EXECUTIVE COMPENSATION PROGRAM AND 2012 PERFORMANCE
SPECIFICS RELATED TO THE 2012 EXECUTIVE COMPENSATION ELEMENTS
OTHER EXECUTIVE COMPENSATION POLICIES AND GUIDELINES
TABLES AND NARRATIVES
SUMMARY COMPENSATION TABLE
GRANTS OF PLAN-BASED AWARDS TABLE
OUTSTANDING EQUITY AWARDS AS OF DECEMBER 31, 2012
OPTION EXERCISES AND STOCK VESTED IN 2012
NON-QUALIFIED DEFERRED COMPENSATION
PENSION BENEFITS
OTHER POTENTIAL POST-TERMINATION EMPLOYMENT BENEFITS
DIRECTOR COMPENSATION
REPORT OF THE HUMAN RESOURCES COMMITTEE OF THE BOARD OF DIRECTORS
REPORT OF THE AUDIT COMMITTEE
VOTING ITEM 2—RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITOR
VOTING ITEM 3—PROPOSAL TO APPROVE THE 2013 STOCK AND CASH INCENTIVE PLAN
Reasons for Approval of the 2013 Stock and Cash Incentive Plan
Existing Incentive Plans
2013 Stock and Cash Incentive Plan Summary
VOTING ITEM 4—ADVISORY (NON-BINDING) VOTE TO APPROVE EXECUTIVE COMPENSATION
Summary of 2012 Named Executive Officer Compensation
VOTING ITEM 5—SHAREHOLDER PROPOSAL REGARDING THE ELECTION OF DIRECTORS BY MAJORITY VOTE
STATEMENT IN OPPOSITION TO THE SHAREHOLDER PROPOSAL
SHAREHOLDER PROPOSALS FOR 2014 ANNUAL MEETING
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
HOUSEHOLDING
SOLICITATION AND OTHER MATTERS
Exhibit A Ball Corporation Bylaws
Exhibit B Ball Corporation 2013 Stock and Cash Incentive Plan